[GOLDMAN                         PROJECT CATAWBA
SACHS
LOGO]



                                 Fairness Opinion Package







                                 GOLDMAN, SACHS & CO.
                                 MARCH 12, 1998

TABLE OF EXHIBITS

                                                                        EXHIBIT
I.   STATUS REPORT
     SUMMARY OF PROPOSED KKR TRANSACTION                                    1
     REVIEW OF PROCESS                                                      2

II.  OBSERVATIONS ON CATAWBA
     HISTORICAL AND PROJECTED FINANCIALS                                    3
     HISTORICAL QUARTERLY EARNINGS PROFILE AND ESTIMATES                    4
     STOCK PRICE AND TRADING HISTORY                                        5
     RECENT COMMENTARY ON CATAWBA                                           6

III. VALUATION ANALYSIS
     SUMMARY VALUATION OF CATAWBA                                           7
     REVISIONS TO THE MANAGEMENT FORECAST MODEL                             8
     DISCOUNTED CASH FLOW                                                   9
     TRADING MULTIPLES OF SELECTED COMPARABLE COMPANIES                    10
     SELECTED MERGER TRANSACTIONS                                          11
     PRO-FORMA ANALYSIS OF TRANSACTION MULTIPLES                           12
     THEORETICAL IMPLIED FUTURE STOCK PRICES                               13


[GOLDMAN SACHS LOGO]

                                   EXHIBIT 1

STRUCTURE OF KKR'S PROPOSED TRANSACTION


The proposed transaction is structured as follows:

1. The buyer will form a new Delaware corporation to be known as Catawba Holdings, Inc. (the "Parent");

2. The Parent will incorporate and become the sole shareholder of a newly-formed North Carolina corporation to be known as Catawba Acquisition, Inc. (the "Acquiror");

3. Immediately prior to the merger, certain members of Catawba senior management will contribute certain of their Catawba stock to the Parent in exchange for capital stock of the Parent, and the options held by such members of senior management who have agreed to accept options to purchase common stock of the Parent will be cancelled;

4. Acquiror will be merged into Catawba and Catawba will be the surviving corporation;

5.   After the merger, Catawba's sole shareholder will be the Parent;

6. All of the pre-merger shareholders of Catawba will receive $19.00 per share in exchange for each share of Catawba Common Stock; and

7. Except as provided in 3 above, all holders of Catawba stock options will receive $19.00 per option less the applicable exercise price for each stock option.

8. $6,774,640 plus out-of-pocket fees and expenses payable to KKR if the Catawba Board recommends another offer.


Source:  Special Committee legal counsel

[GOLDMAN SACHS LOGO]

                                   EXHIBIT 2

REVIEW OF PROCESS

[CHART]

Chart showing companies contacted.

                                   EXHIBIT 3

DIVISION FINANCIAL PERFORMANCE (a)

[GRAPH]

         Bar graph showing the actual and projected revenues and profits (EBITDA), of the Hospitals Division, the PPM's Division, the Diagnostics Division, and the others of Catawba as a percentage of total revenue and profits for each year between 1997 and 2003.


          REVENUES                                              PROFITS (EBITDA)(b)

AS A % OF TOTAL REVENUE                                     AS A % OF TOTAL EBITDA
                 Hospitals    PPM's       Diagnostics   Other                     Hospitals     PPM's     Diagnostic
1997              49.7%       17.1%         33.2%                      1997        41.2%        7.9%        50.9%
1998              63.7%       15.9%         19.3%        1.1%          1998        59.3%        7.1%        33.6%
1999              73.6%       12.2%         13.5%        0.7%          1999        73.2%        4.6%        22.2%
2000              75.1%       12.6%         11.7%        0.6%          2000        76.4%        4.7%        18.9%
2001              76.2%       12.6%         10.7%        0.5%          2001        76.0%        4.7%        17.3%
2002              76.2%       13.2%         10.1%        0.5%          2002        78.8%        4.9%        16.3%
2003              76.9%       13.2%          9.6%        0.3%          2003        79.7%        4.9%        15.4%

(a)  Based on 3/4/98 projections created by management.
(b) Corporate office costs are distributed to divisions based upon percentage share of EBITDA.

HISTORICAL FINANCIAL SUMMARY AND 3/4/98 PROJECTIONS (a)
CORPORATE, 1990 THROUGH 2003


TOTAL REVENUES AND GROWTH                 GROSS PROFIT AND MARGIN
------------------------------------      ------------------------------------

[GRAPH]                                   [GRAPH]

Line and bar graph showing the (actual    Line and bar graph showing the (actual
and projected) total revenue of Catawba   and projected) gross profit and the
and its annual growth rate between        gross profit margin of Catawba between
1990 and 2003.                            1990 and 2003.

              Total       Growth                      Gross        Gross Profit
           Revenues($MM)  Rate (%)                    Profit($MM)   Margin (%)
1990            1.9                            1990         (0.4)        (21)
1991            5.2          174               1991          0.5          10
1992            7.3           40               1992          0.5           7
1993           14.7          101               1993          3.4          23
1994           25.9           76               1994          6.4          25
1995           40.1           55               1995          8.4          21
1996           66.2           65               1996          9.9          15
1997          110.9           68               1997         15.8          14
1998(a)       188.0           70               1998(a)      21.8          12
1999(a)       290.3           54               1999(a)      48.7          16
2000(a)       372.8           28               2000(a)      67.0          18
2001(a)       440.5           18               2001(a)      80.4          18
2002(a)       514.9           17               2002(a)      96.1          19
2003(a)       587.4           14               2003(a)     108.6          18



OPERATING CASH FLOW (EBITDA) AND MARGIN    EPS AND GROWTH (b)
---------------------------------------    ------------------------------------

[GRAPH]                                    [GRAPH]

Line and bar graph showing the (actual     Line and bar graph showing the
and projected) operating cash flow         (actual and projected) EPS and the
(EBITDA) and the EBITDA margin of          annual growth rate of Catawba
Catawba between 1990 and 2003.             between 1990 and 2003.

           EBITDA         EBITDA                      EPS          EPS
           ($MM)          Margin (%)                  ($/share)    Growth (%)
1990         0              0                 1990      (0.25)
1991         1.1            21                1991       0          100
1992         1.3            18                1992       0.03       N/A
1993         5.2            35                1993       0.23        86
1994         9.2            36                1994       0.42        83
1995        12.1            30                1995       0.51        21
1996        16.5            25                1996       0.51         0
1997        28.7            26                1997       0.60        18
1998(a)     45.3            24                1998(a)    0.43       (28)
1999(a)     77.2            26                1999(a)    0.75        74
2000(a)    101.5            27                2000(a)    1.10        47
2001(a)    120.4            27                2001(a)    1.35        23
2002(a)    141.8            28                2002(a)    1.65        22
2003(a)    160.4            27                2003(a)    1.86        13


(a) 3/4/98 projections created by management.
(b) Earnings excluding extraordinary items.

SUMMARY OF Q1 '98 OPERATING REVENUE                    [GOLDMAN SACHS LOGO]

[BAR GRAPH SHOWING INFORMATION BELOW]

                   OCTOBER                                        NOVEMBER

              ACTUAL           PLAN                             ACTUAL          PLAN
Diag.         $2,889,543       $2,968,928       Diag.           $2,514,415      $2,926,273
PPM           $2,609,888       $2,540,593       PPM             $2,434,250      $2,378,044
McAllen       $3,161,908       $3,125,968       McAllen         $6,048,015      $6,143,291
Little Rock   $4,163,739       $3,606,900       Little Rock     $8,175,581      $7,139,212
Tucson        $  526,951       $1,192,638       Tucson          $1,751,412      $2,794,812

Source:  Catawba Management Documents                            Continued

SUMMARY OF Q1 '98 OPERATING REVENUE                       [GOLDMAN SACHS LOGO]

[BAR GRAPH SHOWING INFORMATION BELOW]



                   DECEMBER                                Q1 '98 OPERATING REVENUE

              ACTUAL           PLAN                             ACTUAL          PLAN
Diag.         $2,907,776       $2,976,346       Diag.           $ 8,331,734     $ 8,871,547
PPM           $2,089,604       $2,480,161       PPM             $ 7,133,742     $ 7,398,798
McAllen       $4,117,471       $3,114,265       McAllen         $13,327,394     $12,383,524
Little Rock   $3,883,664       $3,558,312       Little Rock     $16,172,984     $14,304,424
Tucson        $1,008,694       $1,908,489       Tucson          $ 3,287,057     $ 5,895,939


Source:  Catawba Management Documents

SUMMARY OF Q1 '98 NET INCOME                           [GOLDMAN SACHS LOGO]

[BAR GRAPH SHOWING INFORMATION BELOW]

              OCTOBER                                          NOVEMBER

              ACTUAL           PLAN                             ACTUAL          PLAN
Diag.         $ 529,701        $ 532,800        Diag.           $ 332,070        $498,478
PPM           $ 108,710        $ 104,131        PPM             $  95,708        $ 93,746
McAllen       $  29,395        $  43,251        McAllen        ($ 169,651)       $ 56,785
Little Rock   $ 135,006        $  45,277        Little Rock     $ 105,028        $ 34,530
Tucson       ($ 157,370)      ($ 160,854)       Tucson         ($ 263,950)      ($187,795)



Source:  Catawba Management Documents                                  Continued

SUMMARY OF Q1 '98 NET INCOME                              [GOLDMAN SACHS LOGO]

[BAR GRAPH SHOWING INFORMATION BELOW]

               DECEMBER                                    Q1 '98 OPERATING INCOME

                ACTUAL            PLAN                            ACTUAL            PLAN
Diag.         $ 526,664       $  498,124        Diag.           $1,378,435       $1,529,402
PPM           $  87,459       $  108,539        PPM             $  291,877       $  306,416
McAllen       $ 401,036       $   37,596        McAllen         $  260,780       $  137,632
Little Rock   $  32,081       $   24,065        Little Rock     $  272,115       $  103,872
Tucson       ($ 643,855)     ($  208,680)       Tucson         ($1,065,175)     ($  557,329)



Source:  Catawba Management Documents

SUMMARY OF Q2 '98 RESULTS TO DATE                        [GOLDMAN SACHS LOGO]
(DATA AVAILABLE ONLY FOR JANUARY)

[BAR GRAPH SHOWING INFORMATION BELOW]

                     REVENUE                                    NET INCOME

                ACTUAL           PLAN                             ACTUAL            PLAN
Diag.         $3,105,255      $3,074,058        Diag.           $ 499,954        $ 535,119
PPM           $2,924,884      $2,604,584        PPM             $ 185,696        $ 138,191
McAllen       $4,247,828      $3,735,770        McAllen         $ 308,451        $ 182,567
Little Rock   $4,454,983      $3,703,849        Little Rock     $ 164,228        $  45,026
Tucson        $1,854,473      $2,309,847        Tucson         ($ 323,189)      ($ 156,473)




Source:  Catawba Management Documents

COMPARISON OF 1/14/98 AND 3/4/98 PROJECTIONS
CREATED BY MANAGEMENT
(DOLLARS IN THOUSANDS)

[BAR GRAPH SHOWING INFORMATION BELOW]

                  1/14/98           3/4/98
REVENUE           PROJECTIONS       PROJECTIONS
-------           -----------       -----------
1998              $202,131          $187,992
1999              $316,973          $290,289
2000              $401,378          $372,764
2001              $471,313          $440,525
2002              $549,269          $514,914
2003              $624,082          $587,371


                  1/14/98           3/4/98
NET INCOME        PROJECTIONS       PROJECTIONS
-------           -----------       -----------
1998              $  5,273          $  5,276
1999              $  9,853          $  9,951
2000              $ 15,079          $ 15,693
2001              $ 19,811          $ 20,543
2002              $ 26,081          $ 26,887
2003              $ 31,293          $ 31,999


                  1/14/98           3/4/98
CASH FLOW         PROJECTIONS       PROJECTIONS
-------           -----------       -----------
1998              $  3,273          $ 10,803
1999             ($ 15,184)        ($ 10,703)
2000              $  4,267          $  7,088
2001              $  8,611          $  8,146
2002              $ 20,148          $ 15,544
2003              $ 24,738          $ 22,147




Source:  1/14/98 and 3/4/98 projections created by management.


[GOLDMAN SACHS LOGO]

HISTORICAL CONSOLIDATED STATEMENTS OF INCOME


                                                                           Year Ended September 30,
--------------------------------------------------------------------------------------------------------------
                                                            1994           1995          1996           1997
--------------------------------------------------------------------------------------------------------------

Net Revenue                                               $25,892         $40,106       $66,191       $110,910
Operating Expenses:
    Medical supplies and other                              8,666          14,611        25,192         43,123
    Personnel costs                                         4,574           8,975        18,310         29,986
    Depreciation                                            2,275           2,886         4,543          8,385
    Amortization                                              492             747         2,106          4,470
    Provision for doubtful accounts                             0               0           735          2,083
    Marketing, general and administrative                   3,492           4,437         5,408          7,037
--------------------------------------------------------------------------------------------------------------
         Total operating expenses                         $19,498         $31,657       $56,293        $95,084
--------------------------------------------------------------------------------------------------------------
Income from operations                                      6,394           8,449         9,897         15,826
Interest expense                                           (1,728)           (956)       (2,107)        (5,236)
Interest income                                                95             949         1,584          2,218
Minority interest in earnings of consolidated entities       (893)         (1,530)         (979)        (1,539)
Equity in net earnings of unconsolidated joint venture         93             117           104              0
--------------------------------------------------------------------------------------------------------------
Income before income taxes and extraordinary item           3,961           7,028         8,499         11,269
Provision for income taxes                                 (1,497)         (2,777)       (3,296)        (4,315)
--------------------------------------------------------------------------------------------------------------
Income before extraordinary item                            2,465           4,251         5,202          6,954
Extraordinary loss, net of tax                                  0            (228)            0         $ (230)
--------------------------------------------------------------------------------------------------------------
Net income                                                 $2,465          $4,023        $5,202         $6,724
==============================================================================================================
Net income per share:
    Income before extraordinary item                        $0.42           $0.51         $0.51          $0.60
    Extraordinary loss                                          0           (0.03)            0          (0.02)
--------------------------------------------------------------------------------------------------------------
    Net income                                              $0.42           $0.48         $0.51          $0.58
==============================================================================================================
Weighted average number of common and common
    equivalent shares outstanding (in thousands)            5,918           8,381        10,193         11,686

Source:  Published financial reports.

HISTORICAL CONSOLIDATED BALANCE SHEET


                                                                             As of September 30,    As of December 31,
                                                                            --------------------   -------------------
                                                                              1996            1997         1997
----------------------------------------------------------------------------------------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                                                 $ 5,026      $ 17,607      $ 14,000
   Short-term investments                                                     56,667        25,344        23,318
   Accounts receivable, net of allowance                                      10,402        22,360        30,105
   Medical supplies                                                            1,549         3,168         3,779
   Prepaid expenses and other current assets                                     610           668           645
----------------------------------------------------------------------------------------------------------------------
         Total current assets                                                 74,255        69,147        71,847
Property, plant and equipment, net of accumulated depreciation                72,304       139,185       170,666
Other assets                                                                   1,910         2,470         2,871
Organization and start-up costs, net of accumulated amortization               7,628        13,737        16,129
Advances to physician groups                                                   6,363         8,194        10,144
Intangible assets, net of accumulated amortization                            19,222        26,275        34,181
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                $181,682      $259,008      $305,838
======================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                           $2,861        $4,818       $ 5,272
   Distribution payable to minority interests                                    629         1,081         1,299
   Accrued liabilities                                                         3,624         9,648        14,021
   Current portion of long-term debt                                           1,931         5,503        11,195
   Current portion of obligations under capital leases                           393           599           606
----------------------------------------------------------------------------------------------------------------------
         Total current liabilities                                             9,439        21,649        32,393
Deferred income taxes                                                          2,625         3,731         3,998
Long-term debt                                                                43,842        96,703       124,464
Obligations under capital leases                                               2,054         2,160         2,007
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             57,959       124,243       162,862
Minority interests in equity of consolidated entities                          3,477         7,628         7,617
Shareholder's equity:
   Common stock, $.01 par value, 20,000,000 shares authorized, and
   11,168,603 and 11,669,359 shares issued and outstanding at
   September 30, 1997 and December 31, 1997, respectively                        111           112           117
   Paid-in-capital                                                           108,898       109,065       116,071
   Retained earnings                                                          11,236        17,960        19,171
-----------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                                   120,245       127,137       135,359
-----------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and shareholders' equity              $181,681      $259,008      $305,838
=======================================================================================================================

Source:  Published financial reports.

HISTORICAL CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                           Year Ended September 30,
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    1994           1995         1996         1997
---------------------------------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Income before extraordinary item                                                  $2,465         $4,251       $5,202       $6,954
Adjustments to reconcile income before extraordinary item to net cash provided by operating activities:
    Depreciation and amortization                                                  2,885          3,732        6,771       12,892
    Equity in net earnings of unconsolidated joint venture                           (93)          (117)        (104)           0
    Minority interest                                                                  0              0         (765)        (765)
    Deferred income taxes                                                            673            483          327        1,107
    Current tax benefit of extraordinary loss                                          0            140            0          143
    Pro forma tax provision of pooled entity                                         256            212            0            0
    (Increase) decrease in current assets:
     Accounts receivable                                                          (1,068)        (1,281)      (5,530)     (11,943)
     Medical supplies                                                                (78)           126       (1,137)      (1,619)
     Prepaid expenses and other current assets                                      (128)           150         (366)          (5)
    Increase (decrease) in current liabilities:
     Accounts payable                                                                149            274        1,897        1,919
     Distribution payable to minority interest                                       139            471         (182)         452
     Accrued liabilities                                                           1,082           (301)       1,067        5,962
   Other                                                                            (220)          (177)         (65)        (105)
---------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                          6,061          7,964        7,115       14,992

INVESTING ACTIVITIES
Purchases of property, plant and equipment                                        (3,976)       (16,233)     (44,978)     (75,452)
Proceeds from sale of assets                                                           7            353          804          542
Organization and Start-up costs                                                     (160)        (2,368)      (6,562)      (9,598)
Advances to physician groups                                                           0         (2,693)      (3,456)      (2,624)
Repayments of advances to physician groups                                             0              0          463          793
Net (purchases) sales of short-term investments                                   (1,990)        (9,703)     (44,964)      31,323
Acquisition of management contracts                                               (3,452)          (655)           0            0
---------------------------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                             (9,572)       (31,299)     (98,693)     (55,016)

FINANCING ACTIVITIES
Proceeds from issuance of long-term debt                                          11,398         11,824       38,181       53,718
Repayments of long-term debt                                                      (2,754)        (9,915)      (6,252)      (4,646)
Repayments of obligations under capital leases                                    (5,141)        (1,876)      (4,194)        (530)
Proceeds from issuance of common stock                                                57         29,116       62,648          168
Investments by minority partners                                                     481          2,445          376        4,916
Payment of loan acquisition costs and deferred loan fees                            (516)          (472)        (977)      (1,021)
Repayments of subordinated debt                                                        0         (4,225)           0            0
Distributions to shareholders of pooled entity                                         0           (318)           0            0
Distributions to minority partners                                                     0            (83)           0            0
---------------------------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                          3,525         26,496       89,784       52,605
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                  14          3,161       (1,796)      12,581
Adjustment for the effect on cash flows of pooled entity's
  different fiscal year                                                                0            196            0            0
Cash and cash equivalents, beginning of period                                     3,452          3,466        6,822        5,026
---------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                                          $3,466         $6,823       $5,026      $17,607
---------------------------------------------------------------------------------------------------------------------------------

Source:  Published financial statements.

HISTORICAL DIVISION FINANCIAL STATEMENTS

INCOME STATEMENT FOR DIAGNOSTICS DIVISION


                       Q1 '95   Q2 '95   Q3 '95   Q4 '95   YTD '95       Q1 '96    Q2 '96   Q3 '96   Q4 '96   YTD '96
=======================================================================================================================

REVENUES               $ 7,531  $ 7,800  $ 7,802  $ 7,176  $ 30,309      $ 8,368  $ 9,209  $ 8,646  $ 7,861   $ 34,084
  Operating Costs        4,045    3,990    4,266    3,992    16,293        4,528    4,782    4,127    4,201     17,638
                         -----    -----    -----    -----    ------        -----    -----    -----    -----     ------
EBITDA                 $ 3,486  $ 3,810  $ 3,536  $ 3,184  $ 14,016      $ 3,840  $ 4,427  $ 4,519  $ 3,660   $ 16,446
  Margin                    46%      49%      45%      44%       46%          46%      48%      52%      47%        48%
EBIT                   $ 2,592  $ 2,902  $ 2,661  $ 2,456  $ 10,611      $ 2,981  $ 3,543  $ 3,687  $ 2,761   $ 12,972
  Margin                    34%      37%      34%      34%       35%          36%      38%      43%      35%        38%
=======================================================================================================================

                      Q1 '97   Q2 '97   Q3 '97    Q4 '97   YTD '97
===================================================================

REVENUES              $ 9,339  $ 9,831  $ 9,152   $ 8,290  $36,612
  Operating Costs       5,048    5,045    4,713     4,326   19,132
                        -----    -----    -----     -----   ------
EBITDA                $ 4,291  $ 4,786  $ 4,439   $ 3,964  $17,480
  Margin                   46%      49%      49%       48%      48%
EBIT                  $ 3,298  $ 3,655  $ 3,338   $ 2,686  $12,977
  Margin                   35%      37%      36%       32%      35%
===================================================================

Source:  Historical divisional financials provided by management, 3/10/98.
Note:  EBITDA and EBIT not adjusted for corporate expenses.


INCOME STATEMENT FOR PRACTICE MANAGEMENT DIVISION

                       Q1 '95   Q2 '95   Q3 '95   Q4 '95   YTD '95       Q1 '96   Q2 '96    Q3 '96   Q4 '96   YTD '96
=======================================================================================================================
REVENUES               $ 2,382  $ 2,343  $ 2,565  $ 2,506  $ 9,796       $ 2,696  $ 4,017   $ 4,121  $ 3,872  $ 14,706
Growth
 Operating Costs         2,093    2,041    2,259    2,216    8,609         2,340    3,547     3,512    3,557    12,956
                         -----    -----    -----    -----    -----         -----    -----     -----    -----    ------
EBITDA                 $   289  $   302  $   306  $   290  $ 1,187       $   356  $   470   $   609  $   315  $  1,750
 Margin                     12%      13%      12%      12%      12%           13%      12%       15%       8%       12%
EBIT                   $   244  $   255  $   261  $   243  $ 1,003       $   309  $   415   $   545  $   230  $  1,499
 Margin                     10%      11%      10%      10%      10%           11%      10%       13%       6%       10%
=======================================================================================================================


                       Q1 '97   Q2 '97   Q3 '97    Q4 '97   YTD '97
=====================================================================
REVENUES               $ 4,853  $ 4,907  $ 4,414  $ 4,675   $ 18,849
Growth
 Operating Costs         4,210    4,148    3,649    4,150     16,157
                         -----    -----    -----    -----     ------
EBITDA                 $   643  $   759  $   765  $   525   $  2,692
 Margin                     13%      15%      17%      11%        14%
EBIT                   $   530  $   643  $   634  $   382   $  2,189
 Margin                     11%      13%      14%       8%        12%
=====================================================================

Source:  Historical divisional financials provided by management, 3/10/98.
Note:  EBITDA and EBIT not adjusted for corporate expenses.













INCOME STATEMENT FOR HOSPITAL DIVISION

                       Q1 '95   Q2 '95   Q3 '95   Q4 '95   YTD '95       Q1 '96   Q2 '96    Q3 '96   Q4 '96   YTD '96
=======================================================================================================================
REVENUES                  $ 0     $ 0       $ 0      $ 0       $ 0       $ 145    $ 4,058   $ 5,608  $ 7,689  $ 17,500
Growth
  Operating Costs           0       0         0        0         0         166      3,685     5,601    5,726    15,178
                           --      --        --       --        --         ---      -----     -----    -----    ------
EBITDA                    $ 0     $ 0       $ 0      $ 0       $ 0       $ (21)   $   373   $     7  $ 1,963  $  2,322
  Margin                   NM      NM        NM       NM        NM          NM          9%        0%      26%       13%
EBIT                      $ 0     $ 0       $ 0      $ 0       $ 0       $ (21)   $  (445)  $(1,014) $   864  $   (616)
  Margin                   NM      NM        NM       NM        NM          NM         NM        NM       11%       NM
=======================================================================================================================




                       Q1 '97   Q2 '97   Q3 '97    Q4 '97   YTD '97
====================================================================
REVENUES               $ 8,663  $11,972  $16,167   $16,165  $52,967
Growth
  Operating Costs        6,538    9,656   12,786    10,975   39,955
                         -----   ------   ------    ------   ------
EBITDA                 $ 2,125  $ 2,316  $ 3,381   $ 5,190  $13,012
  Margin                    25%      19%      21%       32%      25%
EBIT                   $ 1,021  $   831  $   950   $ 2,465  $ 5,267
  Margin                    12%       7%       6%       15%      10%
====================================================================

Source:  Historical divisional financials provided by management, 3/10/98.
Note:  EBITDA and EBIT not adjusted for corporate expenses.

PROJECTED INCOME STATEMENT FOR CONSOLIDATED BUSINESS

                                              1998E          1999E           2000E          2001E          2002E          2003E
=================================================================================================================================
REVENUES                                     $187,992       $290,289        $372,764       $440,525       $514,914      $587,371
  Operating Costs                             142,729        213,118         271,299        320,144        373,111       426,983
                                              -------        -------         -------        -------        -------       -------
EBITDA                                       $ 45,263       $ 77,170        $101,466       $120,380       $141,803      $160,389
  Pre-Opening Costs                                 0          3,600           3,500          3,500          3,500         3,500
  D&A                                          15,639         24,842          30,923         36,481         42,246        48,326
  Amort. of Pre-Opening Costs                   7,798              0               0              0              0             0
                                              -------        -------         -------        -------        -------       -------
EBIT                                         $ 21,826       $ 48,729        $ 67,043       $ 80,399       $ 96,057      $108,563
  Equity in Earnings of
    Unconsolidated Subsidiaries                    10          1,774               2        (1,848)        (4,289)       (7,214)
  Minority Interest                             3,980         11,571          18,360         23,592         29,846        36,160
  Interest                                      9,294         19,072          22,954         24,978         26,423        27,160
                                              -------        -------         -------        -------        -------       -------
PRE-TAX INCOME                               $  8,542       $ 16,312        $ 25,726       $ 33,677       $ 44,078      $ 52,457
  Taxes                                         3,266          6,362          10,033         13,134         17,190        20,458
                                              -------        -------         -------        -------        -------       -------
NET INCOME                                   $  5,276       $  9,951        $ 15,693       $ 20,543       $ 26,887      $ 31,999
                                              =======        =======         =======        =======         ======        ======
  Earnings Per Share                            $0.43          $0.75           $1.10          $1.35          $1.65         $1.86
  Average Number of S/O                        12,375         13,200          14,250         15,200         16,250        17,200

MARGINS
  EBITDA                                         24.1%          26.6%           27.2%          27.3%          27.5%         27.3%
  EBIT                                           11.6%          16.8%           18.0%          18.3%          18.7%         18.5%
  Net Income                                      2.8%           3.4%            4.2%           4.7%           5.2%          5.4%
=================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED INCOME STATEMENT FOR HOSPITAL DIVISION

                                              1998E          1999E           2000E          2001E          2002E          2003E
================================================================================================================================
REVENUES                                     $119,704       $213,698        $279,957       $335,689       $392,448      $451,394
  Operating Costs                              90,098        152,322         196,349        234,619        272,749       313,016
                                              -------        -------         -------        -------        -------       -------
EBITDA                                       $ 29,606       $ 61,376        $ 83,607       $101,070       $119,699      $138,378
  Pre-Opening Costs                                 0          3,600           3,500          3,500          3,500         3,500
  D&A                                           9,675         18,439          23,711         28,397         33,332        38,518
  Amort. of Pre-Opening Costs                   7,798              0               0              0              0             0
                                              -------        -------         -------        -------        -------       -------
EBIT                                         $ 12,133       $ 39,337        $ 56,396       $ 69,173       $ 82,867      $ 96,360
  Minority Interest                             1,415          8,252          14,664         19,582         25,424        31,388
  Interest                                     14,680         25,889          29,708         32,087         34,038        35,545
                                              -------        -------         -------        -------        -------       -------
PRE-TAX INCOME                               $ (3,962)      $  5,196        $ 12,024       $ 17,504       $ 23,404      $ 29,427
  Taxes                                        (1,516)         2,027           4,689          6,826          9,128        11,477
                                              -------        -------         -------        -------        -------       -------
NET INCOME                                   $ (2,446)      $  3,170        $  7,335       $ 10,677       $ 14,277      $ 17,951
                                              =======        =======         =======        =======        =======       =======


MARGINS
  EBITDA                                         24.7%          28.7%           29.9%          30.1%          30.5%         30.7%
  EBIT                                           10.1%          18.4%           20.1%          20.6%          21.1%         21.3%
  Net Income                                       NM            1.5%            2.6%           3.2%           3.6%          4.0%
================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED INCOME STATEMENT FOR DIAGNOSTICS DIVISION


                                              1998E          1999E           2000E          2001E          2002E          2003E
=================================================================================================================================
REVENUES                                     $ 36,255       $ 39,068        $ 43,521       $ 47,197       $ 52,057      $ 56,160
  Operating Costs                              19,138         20,315          22,631         24,543         27,070        29,203
                                              -------        -------         -------        -------        -------       -------
EBITDA                                       $ 17,117       $ 18,753        $ 20,890       $ 22,655       $ 24,987      $ 26,957
  D&A                                           4,896          5,397           5,970          6,677          7,250         7,957
                                              -------        -------         -------        -------        -------       -------
EBIT                                         $ 12,221       $ 13,356        $ 14,920       $ 15,978       $ 17,737      $ 19,000
  Minority Interest                             2,565          3,319           3,696          4,010          4,421         4,771
  Interest                                        457            527             418            296            160            25
                                              -------        -------         -------        -------        -------       -------
PRE-TAX INCOME                               $  9,199       $  9,510        $ 10,806       $ 11,673       $ 13,156      $ 14,204
  Taxes                                         3,518          3,709           4,214          4,552          5,131         5,540
                                              -------        -------         -------        -------        -------       -------
NET INCOME                                   $  5,680       $  5,801        $  6,591       $  7,120       $  8,025      $  8,665
                                              =======        =======         =======        =======        =======       =======


MARGINS
  EBITDA                                         47.2%          48.0%           48.0%          48.0%          48.0%         48.0%
  EBIT                                           33.7%          34.2%           34.3%          33.9%          34.1%         33.8%
  Net Income                                     15.7%          14.8%           15.1%          15.1%          15.4%         15.4%
=================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED INCOME STATEMENT FOR PRACTICE MANAGEMENT DIVISION



                                              1998E          1999E           2000E          2001E          2002E          2003E
=================================================================================================================================
REVENUES                                     $ 29,791       $ 35,281        $ 47,045       $ 55,397       $ 68,167      $ 77,575
  Operating Costs                              26,185         31,400          41,870         49,303         60,668        69,042
                                              -------        -------         -------        -------        -------       -------
EBITDA                                       $  3,606       $  3,881        $  5,175       $  6,094       $  7,498      $  8,533
  D&A                                             739            706             941          1,108          1,363         1,551
                                              -------        -------         -------        -------        -------       -------
EBIT                                         $  2,867       $  3,175        $  4,234       $  4,986       $  6,135      $  6,982
  Interest                                        510            401             549            439            341           107
                                              -------        -------         -------        -------        -------       -------
PRE-TAX INCOME                               $  2,357       $  2,774        $  3,685       $  4,547       $  5,794      $  6,875
  Taxes                                           900          1,082           1,437          1,773          2,260         2,681
                                              -------        -------         -------        -------        -------       -------
NET INCOME                                   $  1,457        $ 1,692        $  2,248       $  2,774       $  3,534      $  4,194
                                              =======        =======         =======        =======        =======       =======


MARGINS
  EBITDA                                         12.1%          11.0%           11.0%          11.0%          11.0%         11.0%
  EBIT                                            9.6%           9.0%            9.0%           9.0%           9.0%          9.0%
  Net Income                                      4.9%           4.8%            4.8%           5.0%           5.2%          5.4%
=================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED BALANCE SHEET FOR CONSOLIDATED BUSINESS



                                                1998E           1999E            2000E          2001E         2002E        2003E
=================================================================================================================================
Corporate Cash/(Revolver)                    $ 24,007       $  (9,165)       $ (14,656)     $ (15,003)     $ (2,311)    $ 17,376
Cash at Other Divisions                        10,409          16,477           21,355         27,049        32,800       38,860
Net Current Assets                             22,515          40,765           52,265         64,265        76,665       89,465
W/C Receivable - 3 Way Deals                    1,900          18,300           26,000         28,800        25,900       22,300
Land                                           17,883          21,383           24,883         28,383        31,883       35,383
Building                                      131,175         161,877          184,877        207,877       230,877      253,877
Equipment                                     122,329         154,381          183,706        214,531       246,856      280,681
Pre-Opening Costs                              27,169               0                0              0             0            0
Intangible Assets                              37,038          40,932           44,591         48,084        51,320       54,369
Less:  D&A                                    (49,125)        (58,011)         (87,993)      (123,366)     (164,248)    (211,023)
Net Capital Assets                            286,469         320,562          350,065        375,509       396,688      413,287
REIT Debt                                     137,063         166,845          189,584        211,592       232,934      253,702
Equipment Debt                                 71,411          79,833           79,293         75,925        71,595       65,071
Working Capital Debt                                0               0                0              0             0            0
Acquisition Debt                                    0               0                0              0             0            0
Convertible Debt                                4,452               0                0              0             0            0
Total Debt                                    212,926         246,678          268,877        287,517       304,529      318,773
Additional Cash Equity                          5,975           6,615            7,255          7,895         8,535        9,175
Equity                                        137,411         147,361          163,054        183,597       210,485      242,484
=================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED BALANCE SHEET FOR HOSPITAL DIVISION


                                                1998E          1999E            2000E          2001E           2002E        2003E
==================================================================================================================================
Cash                                          $ 5,619       $ 10,827         $ 14,908       $ 19,705        $ 24,734     $ 29,989
Net Current Assets                             18,893         35,243           44,843         54,943          65,443       76,343
Land                                           17,883         21,383           24,883         28,383          31,883       35,383
Building                                      131,175        161,877          184,877        207,877         230,877      253,877
Equipment                                      80,497        106,949          130,674        155,899         182,624      210,849
Pre-Opening Costs                              27,169              0                0              0               0            0
Intangible Assets                                   0              0                0              0               0            0
Less:  D&A                                    (28,099)       (31,288)         (55,000)       (83,397)       (116,729)    (155,246)
Net Capital Assets                            228,625        258,921          285,434        308,762         328,655      344,863
REIT Debt                                     137,063        166,845          189,584        211,592         232,934      253,702
Equipment Debt                                 63,281         72,883           73,683         71,815          69,145       63,864
Working Capital Debt                           54,503         65,244           63,611         66,511          65,132       61,891
Convertible Debt                                    0              0                0              0               0            0
Total Debt                                    254,847        304,972          326,878        349,918         367,211      379,457
Additional Cash Equity                         10,970         14,970           18,970         22,970          26,970       30,970
==================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED BALANCE SHEET FOR DIAGNOSTICS DIVISION



                                                1998E         1999E            2000E          2001E           2002E        2003E
=================================================================================================================================
Cash                                          $ 4,383       $ 4,864          $ 5,236        $ 5,776         $ 6,142      $ 6,609
Net Current Assets                              4,635         5,835            7,035          8,235           9,435       10,635
Land                                                0             0                0              0               0            0
Building                                            0             0                0              0               0            0
Equipment                                      37,672        42,672           47,672         52,672          57,672       62,672
Pre-Opening Costs                                   0             0                0              0               0            0
Intangible Assets                              10,177        10,777           11,377         11,977          12,577       13,177
Less:  D&A                                    (20,090)      (25,487)         (31,457)       (38,133)        (45,384)     (53,340)
Net Capital Assets                             27,759        27,962           27,592         26,516          24,865       22,509
REIT Debt                                           0             0                0              0               0            0
Equipment Debt                                  6,923         5,743            4,403          2,903           1,243            0
Working Capital Debt                                0             0                0              0               0            0
Convertible Debt                                    0             0                0              0               0            0
Total Debt                                      6,923         5,743            4,403          2,903           1,243            0
Additional Cash Equity                              0             0                0              0               0            0
=================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED BALANCE SHEET FOR PRACTICE MANAGEMENT DIVISION



                                               1998E         1999E             2000E          2001E           2002E        2003E
==================================================================================================================================
Cash                                           $ 406         $ 786           $ 1,212        $ 1,567         $ 1,924      $ 2,263
Net Current Assets                             1,525         2,025             2,525          3,025           3,525        4,025
Land                                               0             0                 0              0               0            0
Building                                           0             0                 0              0               0            0
Equipment                                          0             0                 0              0               0            0
Pre-Opening Costs                                  0             0                 0              0               0            0
Intangible Assets                             26,861        30,155            33,214         36,107          38,743       41,192
Less:  D&A                                         0             0                 0              0               0            0
Net Capital Assets                            26,861        30,155                 0              0               0            0
REIT Debt                                          0             0                 0              0               0            0
Equipment Debt                                   548           548               548            548             548          548
Working Capital Debt                           3,688         5,088             5,388          4,588           2,288        1,300
Convertible Debt                                   0             0                 0              0               0            0
Total Debt                                     4,236         5,636             5,936          5,136           2,836        1,848
Additional Cash Equity                             0             0                 0              0               0            0
==================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED CASH FLOW STATEMENT FOR CONSOLIDATED BUSINESS



                                               1998E         1999E             2000E          2001E           2002E        2003E
==================================================================================================================================
EBITDA                                      $ 44,533      $ 77,170         $ 101,466      $ 120,380       $ 141,803    $ 160,389
(Inc.) Dec. in NCA                           (13,695)      (18,250)          (11,500)       (12,000)        (12,400)     (12,800)
Consolidated Taxes Paid                       (3,266)       (6,362)          (10,033)       (13,134)        (17,190)     (20,458)
Minority Interest                             (2,565)       (3,319)           (3,696)        (4,010)         (4,421)      (4,771)
Less:  Cap. Expenditures                    (112,726)      (70,254)          (59,825)       (61,325)        (62,825)     (64,325)
Less:  Pre-Opening Costs                      (7,592)       (3,600)           (3,500)        (3,500)         (3,500)      (3,500)
Less:  Acq./New Ops.                               0          (600)             (600)          (600)           (600)        (600)
Less:  Interest on Debt                       (8,315)      (18,018)          (22,118)       (24,386)        (26,104)     (27,111)
Inc. (Dec.) in REIT Principal                 69,930        29,782            22,739         22,008          21,342       20,768
Inc. (Dec.) in Equip. Principal               49,662         8,422              (540)        (3,368)         (4,330)      (6,524)
Inc. (Dec.) in WC Principal                        0             0                 0              0               0            0
Inc. (Dec.) in Acquisition Debt                    0             0                 0              0               0            0
Inc. (Dec.) in Convert. Debt                       0        (4,452)                0              0               0            0
Additional Cash Equity                        (1,635)          640               640            640             640          640
Net Cash Available for Dist.                  14,331        (8,841)           13,032         20,705          32,415       41,707
Cash Distributed to Doctors                   (3,528)       (1,862)           (6,076)       (12,691)        (17,003)     (21,903)
Cash Distributed to Catawba                        0             0               132            132             132        2,343
Net Inc. (Dec.) in Cash                       10,803       (10,703)            7,088          8,146          15,544       22,147
==================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED CASH FLOW STATEMENT FOR HOSPITAL DIVISION


                                               1998E          1999E          2000E          2001E            2002E        2003E
==================================================================================================================================
EBITDA                                     $  29,606      $  61,376      $  83,607     $  101,070        $ 119,699    $ 138,378
(Inc.) Dec. in NCA                           (12,120)       (16,350)        (9,600)       (10,100)         (10,500)     (10,900)
Consolidated Taxes Paid                            0              0              0              0                0            0
Minority Interest                                  0              0              0              0                0            0
Less:  Cap. Expenditures                    (105,864)       (60,654)       (50,225)       (51,725)         (53,225)     (54,725)
Less:  Pre-Opening Costs                      (7,592)        (3,600)        (3,500)        (3,500)          (3,500)      (3,500)
Less:  Acq./New Ops.                               0              0              0              0                0            0
Less:  Interest on Debt                      (14,680)       (25,889)       (29,708)       (32,087)         (34,038)     (35,545)
Inc. (Dec.) in REIT Principal                 69,930         29,782         22,739         22,008           21,342       20,768
Inc. (Dec.) in Equip. Principal               43,442          9,602            800         (1,868)          (2,670)      (5,281)
Inc. (Dec.) in WC Principal                   10,351         10,741         (1,633)         2,900           (1,379)      (3,241)
Inc. (Dec.) in Convert. Debt                       0              0              0              0                0            0
Additional Cash Equity                           300          4,000          4,000          4,000            4,000        4,000
                                             -------        -------         ------        -------          -------      -------
Net Cash Available for Dist.               $  13,373      $   9,008      $  16,480     $   30,698        $  39,729     $ 49,954
Cash Distributed to Doctors                   (3,528)        (1,862)        (6,076)       (12,691)         (17,003)     (21,903)
Cash Distributed to Catawba                   (3,672)        (1,938)        (6,324)       (13,209)         (17,697)     (22,797)
                                             -------        -------         ------        -------          -------      -------
Net Inc. (Dec.) in Cash                    $   6,173      $   5,208      $   4,080     $    4,798        $   5,029     $  5,254

==================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED CASH FLOW STATEMENT FOR DIAGNOSTICS DIVISION



                                               1998E          1999E          2000E          2001E            2002E        2003E
==================================================================================================================================
EBITDA                                     $  17,117      $  18,753      $  20,890     $   22,655        $  24,987    $  26,957
Less (Inc.) Dec. in NCA                       (1,000)        (1,200)        (1,200)        (1,200)          (1,200)      (1,200)
Consolidated Taxes Paid                            0              0              0              0                0            0
Less:  Minority Interest                      (2,565)        (3,319)        (3,696)        (4,010)          (4,421)      (4,771)
Less:  Cap. Expenditures                      (5,512)        (5,000)        (5,000)        (5,000)          (5,000)      (5,000)
Less:  Pre-Opening Costs                           0              0              0              0                0            0
Less:  Acq./New Ops.                               0           (600)          (600)          (600)            (600)        (600)
Less:  Interest on Debt                          457            527            418            296              160           25
Inc. (Dec.) in REIT Principal                      0              0              0              0                0            0
Inc. (Dec.) in Equip. Principal                6,220         (1,180)        (1,340)        (1,500)          (1,660)      (1,243)
Inc. (Dec.) in WC Principal                   (1,183)             0              0              0                0            0
Inc. (Dec.) in Convert. Debt                       0              0              0              0                0            0
Additional Cash Equity                             0              0              0              0                0            0
                                             -------        -------        -------       --------         --------       ------
Net Cash Available for Dist.                $ 13,534       $  7,980       $  9,472      $  10,641        $  12,266      $14,167
Cash Distributed to Doctors                        0              0              0              0                0            0
Cash Distributed to Catawba                  (13,200)        (7,500)        (9,100)       (10,100)         (11,900)     (13,700)
                                             -------        -------        -------       --------         --------       ------
Net Inc. (Dec.) in Cash                     $    334       $    480       $    372      $     541        $     366      $   467
==================================================================================================================================

Source:  3/4/98 projections created by management.

PROJECTED CASH FLOW STATEMENT FOR PRACTICE MANAGEMENT DIVISION



                                               1998E          1999E          2000E          2001E            2002E        2003E
==================================================================================================================================
EBITDA                                     $   2,876      $   3,881      $   5,175     $    6,094        $   7,498    $   8,533
Less (Inc.) Dec. in NCA                         (375)          (500)          (500)          (500)            (500)        (500)
Consolidated Taxes Paid                            0              0              0              0                0            0
Less:  Minority Interest                           0              0              0              0                0            0
Less:  Cap. Expenditures                        (750)        (4,000)        (4,000)        (4,000)          (4,000)      (4,000)
Less:  Pre-Opening Costs                           0              0              0              0                0            0
Less:  Acq./New Ops.                               0              0              0              0                0            0
Less:  Interest on Debt                         (446)          (401)          (549)          (439)            (341)        (107)
Inc. (Dec.) in REIT Principal                      0              0              0              0                0            0
Inc. (Dec.) in Equip. Principal                    0              0              0              0                0            0
Inc. (Dec.) in WC Principal                   (1,000)         1,400            300           (800)          (2,300)        (988)
Inc. (Dec.) in Convert. Debt                       0              0              0              0                0            0
Additional Cash Equity                             0              0              0              0                0            0
                                             -------        -------        -------       --------          -------      -------
Net Cash Available for Dist.               $     305      $     380      $     426     $      355        $     357    $   2,938
Cash Distributed to Doctors                        0              0              0              0                0            0
Cash Distributed to Catawba                        0              0              0              0                0       (2,600)
                                             -------        -------        -------       --------          -------      -------
Net Inc. (Dec.) in Cash                    $     305      $     380      $     426     $      355        $     357    $     338
==================================================================================================================================

Source:  3/4/98 projections created by management.

CALCULATION OF FULLY DILUTED SHARES OUTSTANDING FOR CATAWBA

================================================================================
Shares Outstanding as of 9/30/97                          11,168,603
Issuance of Shares re:  Pima Heart (10/97)                   500,006
Issuance of Shares - Employment (10/97)                          750
                                                          ----------
Total Common Shares Outstanding                           11,669,359
                                                          ==========
OTHER POTENTIALLY ISSUABLE SHARES
Convertible Debt - Heart Clinic (10/96)
($4,451,971 / $14 per Share)                                 317,998

Additional Heart Clinic Debt (1/98)
($1,407,054 / $15 per Share)                                  93,804

Delayed Delivery Stock - Dayton Heart Group
(1,950,000 / $16 est.)                                       121,875

Delayed Delivery Stock - Valley Cardiology (1/98)
($1,926,813 / $15.788 per Share)                             122,049

Stock Options Converted Using Treasury Method                384,979
                                                          ----------
FULLY DILUTED SHARES OUTSTANDING                          12,710,064
                                                          ==========
================================================================================

Source:  Catawba management documents, 3/12/98

[GOLDMAN SACHS LOGO]

                                   EXHIBIT 4

ACTUAL VS. ESTIMATED QUARTERLY EARNINGS FOR CATAWBA
Q4 '95 - Q4 '97


                              1995                    1996                                   1997                     1998
                             ------   ------------------------------------   -------------------------------------  -------
                               Q4       Q1        Q2        Q3        Q4        Q1        Q2        Q3        Q4       Q1
                             ------   -------  --------  --------  -------   --------  --------  --------  -------  -------

1Q Ahead Estimate (a)         0.12     0.12     0.14      0.16      0.10      0.15      0.17      0.14      0.15      0.12
Actual (b)                    0.12     0.14     0.14      0.10      0.13      0.15      0.18      0.13      0.14      0.10
Variance                         0%      17%       0%      (38)%      30%        0%        6%      (7)%      (7)%     (17)%

2Q Ahead Estimate (a)         0.11     0.14     0.16      0.19      0.17      0.17      0.14      0.15      0.19      0.17
Actual (b)                    0.12     0.14     0.14      0.10      0.13      0.15      0.18      0.13      0.14      0.10
Variance                         9%       0%     (13)%     (47)%     (24)%     (12)%       29%     (13)%     (26)%     (41)%




                           EPS Estimate for FY 1997(c)
                   ------------------------------------------------
                     18 Mos       15 Mos       9 Mos        3 Mos      Actual
                   ----------   ---------   ----------   ----------   ---------
     Estimate      $0.85        $0.85        $0.68        $0.62        $0.60
     Variance        (29)%        (29)%        (12)%         (3)%


------------------------------
(a) Based on IBES median estimates
(b) Represents earnings from continuing operations before extraordinary charges
(c) Indicates estimates from 18, 15, 9 and 3 months before 9/30/97

ACTUAL VS. ESTIMATED QUARTERLY EARNINGS

[GRAPH]


Line graph showing variance of actual EPS from IBES median FQ1 EPS for Catawba and Merck for each quarter from 9/95 TO 12/97:

                          Catawba (%)           Merck (%)
          9/95                0.0                 0.0
          12/95              16.7                 0.0
          3/96                0.0                 1.5
          6/96              -37.5                 1.3
          9/96               30.0                 1.2
          12/96               0.0                 2.3
          3/97                5.9                 1.2
          6/97               -7.1                 1.1
          9/97               -6.7                 0.0
          12/97             -16.7                 2.0


Source:  IBES Estimate and Quarterly Earnings Release.

[GOLDMAN SACHS LOGO]

FORECAST EARNINGS ESTIMATES


             Broker                         Last Date Confirmed           Recommendation             1998(a)            1999(b)
========================================    ===================           ==============            =========           =======

Bear Stearns                                   March 3, 1998                   Buy                    $.57               $.75
Interstate/Johns                               March 2, 1998                   Buy                     .61                .88
Needham & Co.                                  March 3, 1998                Strong Buy                 .60                .90
Piper Jaffray                                  March 3, 1998                   Buy                     .65                N/A
Robinson-Humphrey                              March 2, 1998                Strong Buy                 .66                .80
Salomon Brothers Smith Barney                  March 3, 1998                   Buy                     .62                .80
Scott & Stringfellow                         February 26, 1998              Strong Buy                 .60                .80
Wessels, Arnold                                March 3, 1998                   Buy                     .60                .86
Wheat First Securities                         March 3, 1998                   Hold                    .59                .82
-----------------------------------------   -------------------           --------------            ---------            -------
  Mean                                                                                                $.61               $.83
  Median                                                                                               .60                .81
  High                                                                                                 .66                .90
  Low                                                                                                  .57                .75
  3/4/98 PROJECTIONS                                                                                   .43(c)             .75(c)
  8/14/97 OFFERING MEMORANDUM PROJECTIONS                                                              .78(d)            1.19(d)

(a)  IBES estimates for FYE 9/30/98.
(b)  IBES estimates for FYE 9/30/99.
(c)  3/4/98 projections created by management.
(d)  8/14/97 Offering Memorandum projections.

                                   EXHIBIT 5

                                   CATAWBA


WEEKLY COMMON STOCK PRICE AND TRADING VOLUME HISTORY

                                     [GRAPH]

Bar and line graph showing weekly closing market price and trading volume of Catawba from 12/9/94 to 3/4/98, selected number of which are listed below.

     Date          Price      Volume         Date           Price      Volume
     ----          -----      ------         ----           -----      ------
     09-Dec-94     14.00     2292999         02-Aug-96      13.00     1730100
     06-Jan-95     15.00      339900         06-Sep-96      17.75      799500
     03-Feb-95     13.50       37300         04-Oct-96      15.53      398000
     03-Mar-95     14.25       95800         01-Nov-96      14.38      413200
     07-Apr-95     13.25       22900         06-Dec-96      16.25      651300
     05-May-95     13.00       19400         03-Jan-97      15.50      237000
     02-Jun-95     11.88       25700         07-Feb-97      14.25      304100
     07-Jul-95     11.63        7800         07-Mar-97      15.25      653700
     04-Aug-95     13.50       33600         04-Apr-97      15.00      146800
     01-Sep-95     14.00       12200         02-May-97      13.63      153700
     06-Oct-95     18.75      229600         06-Jun-97      14.38      561400
     03-Nov-95     21.75       89700         04-Jul-97      14.88      580600
     01-Dec-95     18.00      457100         01-Aug-97      17.00      615400
     05-Jan-96     20.00       91000         05-Sep-97      19.81      266100
     02-Feb-96     25.25      280900         03-Oct-97      16.63      268200
     01-Mar-96     24.00      121500         07-Nov-97      15.63      243400
     05-Apr-96     30.00     1552100         05-Dec-97      15.50      123100
     03-May-96     37.25      669500         02-Jan-98      14.88      177200
     07-Jun-96     33.25      609000         06-Feb-98      14.00      194800
     05-Jul-96     11.25     1302000

7/24/95: Catawba announced it will build a $30 million heart hospital in Little
         Rock, Ark.

10/2/95: Catawba announced it will build its third heart hospital in Tucson, Ariz. where it will compete against five heart programs.

6/26/96: Southeast WSJ article states that accountants, federal health officials, doctors who enlisted with Catawba and executives from managed care cos. have raised concerns about Catawba's start in McAllen and its prospects elsewhere.

1/20/97: Catawba has formed a venture with the Arizona Heart Institute to build a heart hospital in Phoenix.

7/10/97: Catawba's plan to build a specialized heart-surgery center in Dayton has run into resistance from Dayton's zoning board and the region's oversight agency for health care.

9/12/97: Dayton hospital executives, physicians and business representatives lambasted the prospect of a new Catawba heart hospital in the region.

10/3/97: Franciscan Medical Center's fast-growing heart program could be jeopardized by the specialized heart-care center that Catawba plans to build in surburban Dayton.

12/4/97: Franciscan Medical Center and Catawba announce that they are negotiating possible collaboration.

2/16/98: Catawba says it doesn't expect to achieve its projected earnings for 1998 because of lower-than-expected volume at its new Tucson Heart Hospital and a delay in opening its Arizona Heart Hospital in Phoenix.

2/25/98: Catawba announces three-way joint venture in Albuquerque, New Mexico.




                         WEEKLY FROM 12/9/94 TO 3/4/98




Source:  Muller, 3/4/98.

CATAWBA: STOCK PRICE HISTORY


------------------------------------
          SINCE IPO
------------------------------------

[GRAPH]

Bar and line graph showing weekly closing market price and trading volume of Catawba from 12/9/94 to 3/4/98, selected number of which are listed below.


     Date          Price      Volume         Date           Price      Volume
     ----          -----      ------         ----           -----      ------
     09-Dec-94     14.00     2292999         02-Aug-96      13.00     1730100
     06-Jan-95     15.00      339900         06-Sep-96      17.75      799500
     03-Feb-95     13.50       37300         04-Oct-96      15.53      398000
     03-Mar-95     14.25       95800         01-Nov-96      14.38      413200
     07-Apr-95     13.25       22900         06-Dec-96      16.25      651300
     05-May-95     13.00       19400         03-Jan-97      15.50      237000
     02-Jun-95     11.88       25700         07-Feb-97      14.25      304100
     07-Jul-95     11.63        7800         07-Mar-97      15.25      653700
     04-Aug-95     13.50       33600         04-Apr-97      15.00      146800
     01-Sep-95     14.00       12200         02-May-97      13.63      153700
     06-Oct-95     18.75      229600         06-Jun-97      14.38      561400
     03-Nov-95     21.75       89700         04-Jul-97      14.88      580600
     01-Dec-95     18.00      457100         01-Aug-97      17.00      615400
     05-Jan-96     20.00       91000         05-Sep-97      19.81      266100
     02-Feb-96     25.25      280900         03-Oct-97      16.63      268200
     01-Mar-96     24.00      121500         07-Nov-97      15.63      243400
     05-Apr-96     30.00     1552100         05-Dec-97      15.50      123100
     03-May-96     37.25      669500         02-Jan-98      14.88      177200
     07-Jun-96     33.25      609000         06-Feb-98      14.00      194800
     05-Jul-96     11.25     1302000

------------------------------------
          ONE YEAR
------------------------------------

[GRAPH]


Bar and line graph showing daily closing market price and trading volume of Catawba from 3/4/97 to 3/4/98, selected number of which are listed below.

             Date           Price         Volume
             ----           -----         ------
           04-Mar-97        14.75         118000
           17-Mar-97        14.94         103000
           01-Apr-97        15.00          25600
           16-Apr-97        13.38          51300
           01-May-97        13.50          42800
           16-May-97        14.13          20400
           02-Jun-97        14.88         218500
           16-Jun-97        15.75          39100
           01-Jul-97        14.88          49400
           16-Jul-97        15.19          37600
           01-Aug-97        17.00          74400
           18-Aug-97        18.13         108400
           02-Sep-97        18.38           5600
           16-Sep-97        18.88          51400
           01-Oct-97        17.25           7800
           16-Oct-97        15.75          55000
           03-Nov-97        15.88          61000
           17-Nov-97        15.88          36600
           01-Dec-97        16.75           4800
           16-Dec-97        15.50          80300
           02-Jan-98        14.88          38200
           16-Jan-98        14.88          27100
           02-Feb-98        13.56          76100
           17-Feb-98        14.38          26700
           02-Mar-98        15.13          28800

------------------------------------
         SIX MONTHS
------------------------------------


[GRAPH]


Bar and line graph showing daily closing market price and trading volume of Catawba from 9/4/97 to 3/4/98, selected number of which are listed below.

       Date       Price      Volume
       ----       -----      ------
     04-Sep-97    19.25       45600
     16-Sep-97    18.88       51400
     01-Oct-97    17.25        7800
     16-Oct-97    15.75       55000
     03-Nov-97    15.88       61000
     17-Nov-97    15.88       36600
     01-Dec-97    16.75        4800
     16-Dec-97    15.50       80300
     02-Jan-98    14.88       38200
     16-Jan-98    14.88       27100
     02-Feb-98    13.56       76100
     17-Feb-98    14.38       26700
     02-Mar-98    15.13       28800
     16-Mar-98    18.13     1680200
     01-Apr-98    18.13       23000
     16-Apr-98    18.31       44700
     01-May-98    18.06       74300
     18-May-98    18.00       49500
     01-Jun-98    17.88       60600
     16-Jun-98    18.00      100700
     01-Jul-98    18.25       39700




Source:  Muller, 3/4/98.

CATAWBA


DAILY FORWARD P/E MULTIPLE HISTORY SINCE IPO

                                  [GRAPH]

         Line graph showing the ratio of Price over IBES FYI Median EPS Estimate, daily from 12/7/94 to 3/4/98, selected number of which are listed below.

                    Daily Forward                            Daily Forward
Date                P/E Multiple             Date            P/E Multiple
----                -------------            ----            ------------
2/01/95                28.5714             1/02/97              23.6538
3/01/95                28.5714             2/03/97              23.0159
4/03/95                27.0408             3/03/97              23.3871
5/01/95                25.5102             4/01/97              24.1935
6/01/95                24.4898             5/01/97              21.7742
7/03/95                23.4694             6/02/97              23.9919
8/01/95                28.0612             7/01/97              23.9919
9/01/95                28.0000             8/01/97              27.8689
10/02/95               36.5000             9/02/97              30.1230
11/01/95               32.9365             10/01/97             28.2787
12/01/95               28.5714             11/03/97             22.3592
1/02/96                31.7460             12/01/97             27.5915
2/01/96                38.8889             1/02/98              21.2500
3/01/96                38.0952             2/02/98              22.6042
4/01/96                46.8254             3/02/98              25.2083
5/01/96                60.7143
6/03/96                59.5238
7/01/96                26.5625
8/01/96                25.7653
9/03/96                35.0000
10/01/96               33.3750
11/01/96               20.5357
12/02/96               22.4265

[GOLDMAN SACHS LOGO]


Source:  FactSet, 3/4/98.

CATAWBA: SHARES TRADED AT SPECIFIC PRICES


------------------------------------        ------------------------------------
             SINCE IPO                                    ONE YEAR
------------------------------------        ------------------------------------

[BAR GRAPH SHOWING INFORMATION BELOW]      [BAR GRAPH SHOWING INFORMATION BELOW]

      VOLUME OF SHARES TRADED                      VOLUME OF SHARES TRADED
        AT SPECIFIC PRICES                           AT SPECIFIC PRICES

   DAILY FROM 12/7/94 TO 3/4/98                DAILY FROM 3/4/97 TO 3/4/98

   Weighted Average Price:   17.59              Weighted Average Price:   15.95

   Total Shares Traded as                       Total Shares Traded as
   Percentage of Shares                         Percentage of Shares
   Outstanding:              650.5%             Outstanding:             143.1%

Price Range                 Volume           Price Range               Volume
7.00 to 9.99               3497500           12.50 to 13.19            628800
10.00 to 12.99            10781400           13.20 to 13.89           1091600
13.00 to 15.99            30660400           13.90 to 14.59            977200
16.00 to 18.99            11933100           14.60 to 15.29           4260900
19.00 to 21.99             3161200           15.30 to 15.99           2904800
22.00 to 24.99              979200           16.00 to 16.69           1450100
25.00 to 27.99              963900           16.70 to 17.39           1024800
28.00 to 30.99             2000100           17.40 to 18.09            570800
31.00 to 33.99             1883800           18.10 to 18.79           1216800
34.00 to 36.99             3062000           18.80 to 19.49           1051600
37.00 to 39.99             1958700           19.50 to 20.19            564500
40.00 to 42.99              676200
------------------------------------        ------------------------------------


                    ------------------------------------
                                 SIX MONTHS
                    ------------------------------------

                    [BAR GRAPH SHOWING INFORMATION BELOW]

                            VOLUME OF SHARES TRADED
                              AT SPECIFIC PRICES

                    DAILY FROM 9/4/97 TO 3/4/98

                    Weighted Average Price:        15.89

                    Total Shares Trades as
                    Percentage of Shares
                    Outstanding:                    53.9%

                    Price Range              Volume
                    13.00 to 13.59           336300
                    13.60 to 14.19           399100
                    14.20 to 14.79           803900
                    14.80 to 15.39           929000
                    15.40 to 15.99           846200
                    16.00 to 16.59          1021800
                    16.60 to 17.19           372100
                    17.20 to 17.79           525200
                    17.80 to 18.39           181300
                    18.40 to 18.99           236200
                    19.00 to 19.59           122300
                    19.60 to 20.19           151700
                    ------------------------------------






Source:  Muller, 3/4/98.

STOCK PRICE VERSUS COMPARABLES AND S&P 500


------------------------------------
             SINCE IPO
------------------------------------

             [GRAPH]

Line graph showing Indexed Prices of Catawba, Primary/Multispecialty PPM Index, Specialty PPM Index, Hospitals Index and S&P 500, weekly from 12/9/94 to 3/4/98, selected number of which are listed below.

                              Primary/
                           Multispecialty  Specialty
   Date         Catawba         PPM's        PPM's     Hospitals     S&P 500
   ----         -------    --------------  ---------   ---------     --------
   09-Dec-94    100.00         100.00       100.00     100.00        100.00
   06-Jan-95    107.14         104.82       120.83     108.37        103.07
   03-Feb-95     96.43         130.21       125.40     120.13        107.09
   03-Mar-95    101.79         142.57       135.50     114.95        108.60
   07-Apr-95     94.64         166.94       142.33     120.63        113.30
   05-May-95     92.86         130.41       139.62     119.02        116.37
   02-Jun-95     84.82         127.26       137.64     122.04        119.14
   07-Jul-95     83.04         142.51       136.46     125.99        124.48
   04-Aug-95     96.43         151.78       148.11     140.62        125.05
   01-Sep-95    100.00         153.87       163.89     142.23        126.15
   06-Oct-95    133.93         154.96       166.55     142.87        130.32
   03-Nov-95    155.36         149.04       162.48     156.40        132.13
   01-Dec-95    128.57         152.45       163.26     160.88        135.80
   05-Jan-96    142.86         160.47       177.04     169.96        137.98
   02-Feb-96    180.36         172.30       190.01     186.05        142.26
   01-Mar-96    171.43         169.20       178.29     188.73        144.17
   05-Apr-96    214.29         161.90       174.08     190.88        146.74
   03-May-96    266.07         171.00       181.73     186.75        143.55
   07-Jun-96    237.50         205.95       210.40     196.35        150.64
   05-Jul-96     80.36         181.72       197.84     183.94        147.09
   02-Aug-96     92.86         186.96       153.50     186.27        148.22
   06-Sep-96    126.79         195.83       163.58     196.00        146.70
   04-Oct-96    110.94         221.54       177.21     208.46        156.94
   01-Nov-96    102.68         162.41       145.09     175.95        157.46
   06-Dec-96    116.07         173.46       138.43     186.83        165.47
   03-Jan-97    110.71         162.45       139.63     184.83        167.36
   07-Feb-97    101.79         177.73       140.72     206.96        176.65
   07-Mar-97    108.93         185.81       139.06     217.59        180.10
   04-Apr-97    107.14         157.22       132.18     200.69        169.57
   02-May-97     97.32         155.72       135.19     215.97        181.89
   06-Jun-97    102.68         191.85       157.28     234.43        191.97
   04-Jul-97    106.25         204.12       171.73     241.70        205.15
   01-Aug-97    121.43         205.91       193.20     203.83        211.91
   05-Sep-97    141.52         220.97       224.09     218.47        207.86
   03-Oct-97    118.75         245.34       183.05     219.75        215.91
   07-Nov-97    111.61         186.78       174.29     222.43        207.52
   05-Dec-97    110.71         171.60       177.14     225.35        220.11
   02-Jan-98    106.25         172.13       172.02     225.70        218.15
   06-Feb-98    100.00         173.25       164.41     223.51        226.52

------------------------------------
            ONE YEAR
------------------------------------

[GRAPH]

Line graph showing Indexed Prices of Catawba, Primary/Multispecialty PPM Index, Specialty PPM Index, Hospitals Index and S&P 500, daily from 3/4/97 to 3/4/98, selected number of which are listed below.


                               Primary/
                            Multispecialty  Specialty
    Date         Catawba         PPM's        PPM's     Hospitals     S&P 500
    ----         -------    --------------  ---------   ---------     --------
  04-Mar-97      100.00         100.00       100.00      100.00       100.00
  01-Apr-97      101.69          91.49        95.03       86.80        96.04
  01-May-97       91.53          79.00        96.53       94.87       100.96
  02-Jun-97      100.85          87.40       114.44      104.40       107.01
  01-Jul-97      100.85         102.39       123.68      109.25       112.65
  01-Aug-97      115.25         103.21       126.11       92.92       119.75
  01-Sep-97      127.12         108.49       139.08       98.31       113.72
  01-Oct-97      116.95         121.13       151.70      103.62       120.79
  03-Nov-97      107.63         102.04       148.40      102.41       118.72
  01-Dec-97      113.56          93.06       138.78      101.68       123.24
  01-Jan-98      102.54          94.19       144.61       98.16       122.69
  02-Feb-98       91.95          84.18       138.28       95.29       126.59
  02-Mar-98      102.54          91.27       142.78      103.60       132.46

------------------------------------
          6 MONTHS
------------------------------------

[GRAPH]

Line graph showing Indexed Prices of Catawba, Primary/Multispecialty PPM Index, Specialty PPM Index, Hospitals Index and S&P 500, daily from 3/4/97 to 3/4/98, selected number of which are listed below.

                                Primary/
                            Multispecialty  Specialty
    Date         Catawba         PPM's        PPM's     Hospitals   S&P 500
    ----         -------    --------------  ---------   ---------   --------
  04-Sep-97      100.00         100.00       100.00      100.00     100.00
  18-Sep-97       97.40         103.52       102.93       98.95     101.76
  02-Oct-97       92.21         106.40       105.61      101.10     103.18
  16-Oct-97       81.82         106.98       103.91       98.86     102.62
  30-Oct-97       77.27          92.23       102.75       98.42      97.08
  13-Nov-97       81.82          83.05        97.07       97.97      98.47
  27-Nov-97       87.01          81.57        96.72      101.95     102.23
  11-Dec-97       76.62          76.81        96.81      100.16     102.59
  25-Dec-97       77.92          75.20        95.70       93.28     100.20
  08-Jan-98       75.97          76.67        91.68       98.53     102.70
  22-Jan-98       71.43          74.44        92.92       96.24     103.46
  05-Feb-98       72.08          76.38        95.29       98.38     107.81
  19-Feb-98       78.57          77.28       104.37       99.47     110.46


(o) Hospitals Index: Columbia/HCA Healthcare, Health Management Assoc., Paracelsus Healthcare, Quorum Health Group, Tenet Healthcare Corp., Universal Health Services.
(1) Primary/Multispecialty PPM Index: Advanced Health Corp., Coastal Physicians Group, FPA Medical Management, MedPartners, Phycor Inc., Phymatrix Corporation, Sheridan Healthcare.
(2) Specialty PPM Index: American Oncology Res., Apogee Inc., Complete Management, Emcare Holdings, EquiMed Inc., Occusystems Inc., Omega Health Systems, Orthodontic Center of Amer., Pediatrix Medical Group, Physician Reliance Network, Specialty Care Network.


Source:  Muller, 3/4/98.

PROJECT CATAWBA
COMMON STOCK OWNERSHIP ANALYSIS

INSTITUTIONAL INVESTORS(a)                        SHARES HELD         % OF TOTAL
================================================================================
Crown Advisors Ltd.                                  699,800              6.00%
Northwestern Mutual Life Insurance Co.               662,705              5.68
TCW Asset Management Company                         654,700              5.61
Scott & Stringfellow Cap                             405,841              3.48
Northwestern Mutual Invt                             302,200              2.59
Gardner Lewis Asset Mgmt                             272,100              2.33
Fleet/Norstar Financial Group                        259,000              2.22
Barclays PLC                                         170,923              1.46
Davidson Garrard & Goode                              69,400              0.59
Wasatch Advisors Inc                                  58,000              0.50
Travelers Inc                                         54,656              0.47
Vanguard Group Inc                                    51,000              0.44
Colorado Public Employee Retirement                   34,100              0.29
Renaissance Technologies                              30,600              0.26
Mutual Of Amer Cap Mgmt                               30,000              0.26
Northern Trust Corporation                            30,000              0.26
Interactive Research Adv                              29,100              0.25
Mellon Bank Corporation                               28,600              0.25
University Of Texas Invt                              20,439              0.18
Strong Capital Mgmt Inc                               17,500              0.15

MANAGEMENT:
Steve Puckett                                      1,165,650              9.99
Todd Johnson                                         236,870              2.03
David Crane                                          102,117              0.88

INSIDERS:
Welsh Carson Anderson & Stowe                        884,829              7.58
Patrick Welsh                                         81,348              0.70
Andy Paul                                             23,438              0.20

SPECIAL COMMITTEE:
John McKinnon                                         60,000              0.51
Jack Duncan                                            3,531              0.03

Total institutional investors (30 investors)       3,953,915             33.88
Total non-institutional investors                  7,715,085             66.12

Total shares outstanding                          11,669,000            100.00

================================================================================

(a) Sources: Spectrum Institutional Ownership report, data as of September 30, 1997, and Management Reports.

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                                   EXHIBIT 6

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS


      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
February 23, 1998      Christopher D. McFadden       FY98     $0.59        o  With the impact of the December quarter, the delay in
Hold                   Neil Bleicken                 FY99     $0.82           the Phoenix facility, and the possibility that the
                       Wheat First Butcher                                    company will continue to experience shortfalls in the
                       Singer                                                 ramp-up at Tucson, we are again reducing our forecast
                                                                              for Catawba reducing F'98 from $0.64 to $0.59 and
                                                                              F'99 from $0.85 to $0.82 and reducing our price
                                                                              target from $20 to $16. In addition, we are moving
                                                                              our investment rating on Catawba from an Outperform
                                                                              (2) to a Hold (3), reflecting the continued
                                                                              uncertainty over the operating results in Tucson and
                                                                              the exact timing of the opening of the Phoenix Heart
                                                                              Hospital.

                                                                           o  Because a water pipe located in the ceiling above the
                                                                              operating rooms and cath labs ruptured during the
                                                                              final days of the facility's build-out (implying that
                                                                              the rooms were fully equipped with surgical and
                                                                              electrical equipment), we are now anticipating a
                                                                              delay in the opening of the Phoenix Heart Hospital. A
                                                                              disappointment given the speed with which the project
                                                                              was proceeding and the attractiveness of the
                                                                              opportunity in Phoenix, we are now anticipating that
                                                                              the hospital will open in mid-April instead of the
                                                                              previously released opening date of February.

                                                                           o  The Tucson Heart Hospital experienced
                                                                              lower-than-expected revenues in the facility's first
                                                                              operating quarter as the result of lower-in-patient
                                                                              days. Several issues seem to have contributed to this
                                                                              result: (1) the nature of the Tucson market (the
                                                                              absence of a concentrated medical community) and the
                                                                              location of the hospital; (2) an inability to
                                                                              schedule on-call physicians due to the lack of a
                                                                              medical office building adjacent to the hospital (a
                                                                              medical building is expected to be opened in the
                                                                              fall) and the impact of the holiday season; (3) the
                                                                              lack of a facility heli-pad to receive patients from
                                                                              rural areas (due to local zoning restrictions), a
                                                                              factor being resolved; and (4) Catawba's limited
                                                                              enrollment with local managed care providers (Catawba
                                                                              has recently been added to four PPO programs).

                                                                           o  Concurrent with the quarter, Catawba announced
                                                                              several new projects including a practice management
                                                                              agreement with a seven physician cardiology practice
                                                                              in McAllen, Texas, and two new fixed site cath labs
                                                                              to be developed over the next 12 months.
-----------------------------------------------------------------------------------------------------------------------------------

Note:  For fiscal years ending 9/30/97 and 9/30/98.                                                                     Continued

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

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS


      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
February 4, 1998       Gary M. Frazier               FY'98    $0.57        o  We think it will take some time to get the Tucson
Attractive             Jonathan B. Green             FY'99    $0.75           facility ramped up to its projected levels. In our
                       Bear Stearns                                           view, there will likely be some uncertainty during
                                                                              the next several quarters as to the speed with which
                                                                              the company can ramp up the facility.  Consequently,
                                                                              there is concern over the associated degree of
                                                                              pressure on earnings due to the fact that Catawba
                                                                              must book 100% of the losses.

                                                                           o  With the price of Catawba down due to information
                                                                              divulged by the company (regarding below-expectation
                                                                              performance from the Tucson facility and delays at
                                                                              the Arizona Heart Hospital, both described more fully
                                                                              below), as well as the general malaise of physician
                                                                              practice management (PPM) stocks, Catawba is now
                                                                              trading at 18.3x our revised fiscal 1999 estimate of
                                                                              $0.75. Based on this, we believe that much of the
                                                                              negative news and risks that Catawba has identified
                                                                              at Phoenix and Tucson are fully reflected in the
                                                                              current multiple.

                                                                           o  The Tucson Heart Hospital opened on October 16, 1997.
                                                                              The ramp-up in Tucson has been slower than
                                                                              anticipated, while operating losses have been greater
                                                                              than expected. Catawba has stated that it is taking
                                                                              steps to improve the performance of the Tucson
                                                                              hospital - for example, the company expects to open a
                                                                              medical office building adjacent to the hospital in
                                                                              the fall. Another performance initiative is that the
                                                                              company is working with the cardiologists in the
                                                                              partnership to increase the coverage and availability
                                                                              of the physicians who practice at the hospital. In
                                                                              addition, Catawba has made space for its physicians
                                                                              to hold clinic hours at the hospital.

                                                                           o  The company expects to announce another three-way
                                                                              venture in 1998 and perhaps additional ventures as
                                                                              well. Catawba believes that three-way ventures should
                                                                              have start-up costs that are equal to or less than
                                                                              those of two-way ventures.

------------------------------------------------------------------------------------------------------------------------------------

Note:  For fiscal years ending 9/30/97 and 9/30/98.                                                                    Continued

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

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS


      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
November 30, 1997      Jeffrey C. Villwock           FY97     $0.60        o  Specialty heart hospital concept is proven:  In the
Buy                    Matthew E. Miller             FY98     $0.72           first nine months of operation, McAllen Heart
                       Robinson-Humphrey             FY99     $0.90           Hospital performed over 40% of the open heart
                                                                              surgeries and cardiac caths for all of 1996 in the
                                                                              McAllen, Texas market.

                                                                           o  Outstanding return on equity as hospitals mature:
                                                                              Catawba should receive its entire investment back in
                                                                              excess cash flow early in the fourth year of a heart
                                                                              hospital's operations.

                                                                           o  Strong earnings acceleration after December/March
                                                                              quarters: After the negative comparison in the
                                                                              December quarter and a flat March quarter due to the
                                                                              opening of the new hospitals, earnings growth should
                                                                              accelerate sharply.

                                                                           o  Changes in rules for physician partnerships: If
                                                                              Congress were to change rules relating to physician
                                                                              ownership of hospitals, we expect it would have a
                                                                              significant negative impact on Catawba, at least over
                                                                              the short-term. However, we think there is little
                                                                              likelihood that Congress will change these rules in
                                                                              the near-term.

                                                                          o   Managed care may fail to embrace heart hospitals:
                                                                              However, we anticipate that managed care will
                                                                              determine that an outcome driven strategy providing
                                                                              services at a lower cost is worth embracing.
------------------------------------------------------------------------------------------------------------------------------------

Note:  For fiscal years ending 9/30/97 and 9/30/98.                                              Continued

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

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS


      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
November 21, 1997      William J. Michalak           FY97     $0.60        o  The Company has compiled DRG (Diagnostic Related
Buy                    Allen R. Helms                FY98     $0.70           Group) outcome data, which when compared to national
                       Interstate/Johnson Lane       FY99     $0.90           outcome data  for the same procedures, indicates the
                                                                              Company's concept is being proven correct. Management
                                                                              cited that the national death rate for DRG 112, or
                                                                              angioplasty, is approximately 1.0% to 1.2%. In the
                                                                              two hospitals Catawba had open during 1997, the rate
                                                                              was between 0.5% and 0.6%, one-half that of the
                                                                              national average. Further, management stated that
                                                                              pricing for most procedures is 10% to 30% below those
                                                                              of other area hospitals, and patient satisfaction
                                                                              based on surveys is around 90%.

                                                                           o  Overall, we believe the Company remains on track. In
                                                                              addition to the Tucson hospital which opened in
                                                                              October, the Phoenix, Ariz., and Austin, Texas,
                                                                              hospitals are also slated to open this year. Start-up
                                                                              costs and the deliberate ramp-up of these facilities
                                                                              are expected to have a dampening effect on earnings,
                                                                              particularly during the first and second quarters of
                                                                              fiscal 1998.

                                                                           o  We continue to recommend the purchase of Catawba as a
                                                                              long-term investment. We believe the Company has
                                                                              developed an operating model producing higher-quality
                                                                              outcomes with lower costs. Catawba continues to
                                                                              report strong revenue and EBITDA growth rates as the
                                                                              hospital operations are producing superior clinical
                                                                              outcomes.
-----------------------------------------------------------------------------------------------------------------------------------
November 19, 1997      Jeffrey C. Villwock           FY97    $0.60         o  With the adjustment of the Street estimates, we see
Buy                    Robinson-Humphrey             FY98    $0.72            little reason why the stock cannot begin to out-
                                                                              perform over the short term. At a minimum we expect
                                                                              the stock to be back at its old 52 week high within
                                                                              the next six months. We are initiating a six month
                                                                              price target of $20 per share, which represents 25x
                                                                              forward twelve month earnings at the target date,
                                                                              10.3x last twelve month EBITDA and 6.5x forward
                                                                              twelve month EBITDA.
-----------------------------------------------------------------------------------------------------------------------------------








Note:  For fiscal years ending 9/30/97 and 9/30/98.                                              Continued

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

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS


      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
November 17, 1997      Jeffrey C. Villwock           FY97    $0.60         o  We expect 20% earnings growth in the fiscal year that
Buy                    Matthew E. Miller             FY98    $0.72            began October 1st, followed by 25% earnings growth in
                       Robinson-Humphrey                                      fiscal 1999.

                                                                           o  We believe the stock has largely discounted the first
                                                                              quarter comparison and will shortly shift its focus
                                                                              to the latter portion of fiscal 1998. The third and
                                                                              fourth quarters each have potential 50% EPS growth.

                                                                           o  Catawba's total labor cost is substantially below
                                                                              industry norms. The acute care hospital industry
                                                                              average salary and benefit costs are about 45% of net
                                                                              patient revenues. Catawba operates its hospitals with
                                                                              just under 30% of net patient revenues spent on
                                                                              salaries and benefits.

                                                                           o  We have been convinced that the heart hospital
                                                                              concept can provide a very high quality of care at a
                                                                              lower price. This should be a perfect product for
                                                                              managed care. However, if managed care does not
                                                                              embrace the concept and more seniors enroll in
                                                                              managed care for their Medicare benefits, then
                                                                              Catawba will have difficulty driving same store
                                                                              revenue growth.

                                                                           o  If Congress were to change rules relating to
                                                                              physician ownership of hospitals, we expect it would
                                                                              have a significant negative impact on Catawba at
                                                                              least over the short-term.
-----------------------------------------------------------------------------------------------------------------------------------



















Note:  For fiscal years ending 9/30/97 and 9/30/98.                                              Continued

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

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS

      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
October 17, 1997       William J. Michalak           FY97    $0.60         o  The company has compiled preliminary outcome data
Buy                    Allen R. Helms                FY98    $0.72            which validates its hospitals' abilities to improve
                       Interstate/Johnson Lane                                outcomes and reduce costs of cardiology treatment.

                                                                           o  The timing of hospital openings for 1997 is expected
                                                                              to lead to short-term irregularities in quarterly EPS
                                                                              progression, with the fiscal first quarter estimated
                                                                              at $0.13 versus $0.15 the prior year, and the second
                                                                              quarter equaling the prior year's $0.18. For the
                                                                              third and fourth quarters, we estimate 54% and 50%
                                                                              EPS increases to $0.20 and $0.21, respectively.

                                                                           o  The company has assimilated outcome data for the
                                                                              primary Medicare DRGs performed in its hospitals in
                                                                              McAllen, Texas and Little Rock, Ark. While the
                                                                              results from each hospital differ slightly, initial
                                                                              analysis shows that, compared to statewide averages
                                                                              and adjusted for severity of illness and treatment
                                                                              acuity, patients treated in the company's facilities
                                                                              have significantly reduced mortality rates.

                                                                           o  We believe Catawba is on the cutting edge of the new
                                                                              breed of health care delivery and stands to reap the
                                                                              reward of its notable innovation as managed-care
                                                                              reality continues to affect change in how our health
                                                                              care is delivered. However, because of the company's
                                                                              current size, it is our opinion that the unevenness
                                                                              of earnings growth is unavoidable at the present
                                                                              stage of development.
-----------------------------------------------------------------------------------------------------------------------------------
September 16,          Christopher D. McFadden       FY97    $0.61         o  Dayton Heart Hospital announced.
1997                   Neil G. Bleiken               FY98    $0.73
Outperform             Wheat First Butcher                                 o  Catawba continues to build momentum in the
                       Singer                                                 identification and initiation of heart hospital
                                                                              projects.  In addition, Catawba announced plans to
                                                                              build additional fixed site cath labs

                                                                           o  McAllen And Little Rock Meet Expectations. Again in
                                                                              the June quarter, we saw the company meet
                                                                              expectations in terms of its existing heart hospital
                                                                              facilities, minimizing investor concern over the
                                                                              accelerating schedule for additional openings

                                                                           o  Estimates Adjusted. With additional costs associated
                                                                              with funding the ramp-up and construction of
                                                                              additional heart hospitals in 1998, we are adjusting
                                                                              our EPS outlook for Catawba from $0.82 to $0.73 while
                                                                              introducing a FY'99 estimate of $0.93
-----------------------------------------------------------------------------------------------------------------------------------

Note:  For fiscal years ending 9/30/97 and 9/30/98.                                              Continued

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

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS

      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
September 10,          William J. Michalak/          FY97    $0.60         o  Catawba has successfully opened two specialty heart
1997                   Allen R. Helms                FY98    $0.73            hospitals in the last 18 months and has plans to open
Strong Buy             Interstate/Johnson Lane                                three more during fiscal 1998

                                                                           o  The company has two more facilities in the pipeline
                                                                              for fiscal 1999, and we estimate another will likely
                                                                              be opened during the same year

                                                                           o  We expect revenue to have increased 66% during the
                                                                              past fiscal year, and we are predicting an 83%
                                                                              increase for 1998

                                                                           o  EBITDA growth for the fiscal year has been
                                                                              expectional and is expected to increase 70%. An 84%
                                                                              increase is projected for fiscal 1998

                                                                           o  The company recently acquired Ultimed, a
                                                                              cardiovascular disease management company, as the
                                                                              basis of its move into managed-care capitation and
                                                                              contracting
-----------------------------------------------------------------------------------------------------------------------------------
















Note:  For fiscal years ending 9/30/97 and 9/30/98.                                              Continued

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


RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS

      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
May 7, 1997            John R. Runningen             FY97    $0.65         o  Start up costs can skew Catawba's results, especially
Buy                    Robinson-Humphrey             FY98    $0.81            when it has only two hospitals up and running.  In
                                                                              Little Rock last quarter, for example, the new heart
                                                                              hospital opened early so start-up costs had to be
                                                                              expensed, rather than capitalized. We believe that
                                                                              is one reason Catawba came in a penny below our
                                                                              estimate of $0.19 despite sensational results at its
                                                                              more mature hospital in McAllen, Texas

                                                                           o  The proposed budget accord in Washington will have
                                                                              significant impact on health care. Although firm
                                                                              numbers are impossible to find, the Wall Street
                                                                              Journal has estimated that the health care industry
                                                                              will pick up $100 billion of the $115 billion in cuts
                                                                              over a five year period. Hospital reimbursement will
                                                                              absorb an estimated $40 billion. We estimate that
                                                                              could be 2% to 3% of the average hospital's top line
                                                                              revenue and given that it is incremental revenue, 5%
                                                                              to 15% of its net income in our opinion. It could be
                                                                              greater for hospitals with a high Medicare mix.
                                                                              That's the bad news. The good news is that effective
                                                                              marketing campaigns, managed care alliances, etc.,
                                                                              can easily add 2% to 3% to the top line. We continue
                                                                              to believe that the for-profit hospitals, particularly
                                                                              those with a well established physician referral
                                                                              base, as Catawba has, have a distinct advantage that
                                                                              will enable them to gain market share

                                                                           o  Although we are trimming our EPS estimates slightly,
                                                                              we believe Catawba's basic investment thesis is still
                                                                              very sound. In our opinion, Catawba has a "carve out"
                                                                              strategy that works
-----------------------------------------------------------------------------------------------------------------------------------
March 13, 1997         L. Marsh                      FY97    $.61          o  $23 one-year price target on Catawba shares
Buy                    Salomon Brothers              FY98    $.77
                                                                           o  The heart hospital concept has a clear cost advantage
                                                                              over traditional full service hospitals
-----------------------------------------------------------------------------------------------------------------------------------
March 4, 1997          B. O'Neil                     FY97    $.60          o  Investors should have increased confidence in the
Strong Buy             Piper Jaffray                 FY98    $.75             viability of the heart hospital concept

                                                                           o  Speculative investors should be warned of the
                                                                              potential for earnings volatility
-----------------------------------------------------------------------------------------------------------------------------------




Note:  For fiscal years ending 9/30/97 and 9/30/98.                                              Continued

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

RECENT COMMENTARY ON CATAWBA
ANALYST REPORTS

      Date/
  Recommendation            Analyst/Company           EPS Estimates                        Selected Comments
-------------------    --------------------------    -----------------     --------------------------------------------------------
February 19, 1997      N/A                           FY97    $.63          o  Catawba is beginning to show success in its
Strong Buy             Scott & Stringfellow          FY98    $.82             specialization strategy

                                                                           o  Catawba shares currently trade at a depressed
                                                                              valuation
-----------------------------------------------------------------------------------------------------------------------------------
February 4, 1997       Gary M. Frazier               FY97    $.61          o  We are fine-tuning our fiscal 1997 (ending September)
Attractive             Jonathan B. Green             FY98    $.75             and 1998 EPS estimates for Catawba, Inc., to $0.61
                       Bear Stearns                                           from $0.64 and to $0.75 from $0.80 respectively.
                                                                              This adjustment reflects our slightly more
                                                                              conservative view on start-up costs for hospital
                                                                              projects. These costs take into consideration the
                                                                              effects of the openings of the Little Rock, Arkansas,
                                                                              facility (on schedule for March 1997), and the
                                                                              Tucson, Arizona facility (scheduled for October
                                                                              1997), in addition to continuing start-up costs
                                                                              required in the McAllen, Texas facility

                                                                           o  We are also adopting slightly more conservative
                                                                              assumptions related to anticipated seasonal downturns
                                                                              in procedures in the McAllen facility in the third
                                                                              and fourth fiscal quarters of 1997. We remain bullish
                                                                              on Catawba's long-term operating model and
                                                                              fundamentals.
-----------------------------------------------------------------------------------------------------------------------------------

















Note:  For fiscal years ending 9/30/97 and 9/30/98.

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

RECENT COMMENTARY ON CATAWBA

   Date                  Publication                                                 Selected Comments
----------      ----------------------------      ---------------------------------------------------------------------------------

2/25/98         Business Wire                     "Catawba announced that it has formed a venture to construct a new heart hospital to be located in Albuquerque, New Mexico, which will be the Company's eighth heart hospital project. To be named The Heart Hospital of New Mexico, the hospital will be a three-way venture between Catawba, two leading local physician groups and St. Joseph Healthcare System, a leading not-for-profit system in
                                                  Albuquerque. Under the terms of the agreement, St. Joseph Healthcare System will close its existing heart program, and The Heart Hospital of New Mexico, which will be located adjacent to the St. Joseph Medical center, will purchase a wide range of high-quality, existing services from St. Joseph including pharmacy, lab services, social services, and rehabilitation care. Catawba, as manager, will be responsible for the day-to-day operations of the hospital."

2/16/98        Modern Healthcare                  "Catawba says it doesn't expect to achieve its projected earnings for 1998 because of lower-than-expected volume at its new Tucson (Ariz.) Heart Hospital and a delay in opening its Arizona Heart Hospital in Phoenix. Earnings for the
                                                  fiscal year ending Sept. 30 are projected at $8.8 million, or 72 cents per share."

1/19/98        Business Wire                      "Catawba today announced that it had entered into an agreement with Franciscan
                                                  Health System of Ohio Valley, Inc. (FHSOV) to locate Catawba's previously announced Dayton Heart Hospital on the grounds of the Franciscan Medical Center -
                                                  Dayton Campus. The Company also announced that FHSOV will become a 30% investor in the hospital with Catawba and local physician partners holding the remaining interest. Under the terms of the agreement, Catawba will be managing partner, with responsibility for the day-to-day operations of the hospital."






[GOLDMAN SACHS LOGO]                                                  Continued

RECENT COMMENTARY ON CATAWBA

   Date                  Publication                                                 Selected Comments
----------      ----------------------------      ---------------------------------------------------------------------------------
12/22/97        The Business Journal of           "The Ohio Hospital Association is making a last-ditch effort to block Charlotte-
                Charlotte                         based Catawba's plans for a heart hospital in Dayton.  The association is working to persuade the Ohio state legislature to impose a two-year moratorium on hospital construction, in part to delay Catawba's proposed $30 million Dayton
                                                  Heart Hospital. The hospital, which would be Catawba's seventh, has overcome a rash of local protests and legal obstacles in recent months. Few Dayton-area health care observers, including hospital association officials, are optimistic about the proposed two-year moratorium's future. The bill is expected to be introduced early next year."

11/17/97        Business Wire                     "After almost eight months in the heart business, officials at Arkansas Heart
                                                  Hospital say they are right on target and pleased with the success they've had.
                                                  Arkansas Heart Hospital, which is owned by the publicly traded company, Catawba, is preparing to open another seven-bed unit, bringing the total number of beds to
                                                  56. At full capacity the hospital will be able to accommodate up to 84 admitted patients. The hospital has been admitting patients since March. Last week the hospital received provisional accreditation from the federal Joint Commission on
                                                  Accreditation of Health Care Organizations. The accreditation is in addition to
                                                  Medicare approval, which was granted in March."

10/20/97        Business Wire                     "Catawba today announced that the Arizona Department of Health Services completed its inspection of the Tucson Heart Hospital on October 16, 1997, and all
                                                  conditions of compliance regarding Medicare regulations were met without exception. Concurrent with receiving the Medicare certification, the Company officially opened the hospital, Catawba's third heart hospital, as planned."






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

RECENT COMMENTARY ON CATAWBA

   Date                  Publication                                                 Selected Comments
----------      ----------------------------      ---------------------------------------------------------------------------------
10/1/97         Business Wire                     "Catawba today announced that its McAllen Heart Hospital, located in McAllen,
                                                  Texas, has received accreditation from the Joint Commission on Accreditation of
                                                  Healthcare Organizations (JCAHO). The McAllen Heart Hospital received a score of
                                                  94 out of 100 from the Joint Commission after an on-site review in September which found that they had demonstrated compliance with the Joint Commission's national standards."

8/19/97         Business Wire                     "Catawba Inc. announced that four hospitals in Georgia, Mississippi, Kentucky, and North Carolina have signed contracts to offer interim cardiac catheterization services. Each hospital will lease one of Catawba's existing mobile laboratories, which can perform cardiac catheterization, other diagnostic tests, and interventional cardiology to detect and treat heart blockage and disease."

5/16/97         Business Wire                     "Catawba acquired California-based Ultimed which provides cardiovascular disease management services IPAs, HMOs and large cardiology groups"

4/22/97         Business Wire                     "McAllen Heart Hospital signed 13 agreements to date with Preferred Provider
                                                  Organizations which cover over 200,000 lives"

3/4/97          Business Wire                     "Catawba received a certificate of compliance for completing its inspection and meeting all conditions necessary for receiving a Medicare provider number"

2/15/97         Arkansas Democrat-                "For months, all the ...[cardiac] beds in Little Rock have been so full ... we've
                Gazette                           had to send people home to wait for surgeries"
                                                  Bruce Murphy -- Arkansas Heart Hospital's medical director





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

RECENT COMMENTARY ON CATAWBA

   Date                  Publication                                                 Selected Comments
----------      ----------------------------      ---------------------------------------------------------------------------------
2/11/97         Business Wire                     "For the month ended January 31, 1997, McAllen Heart Hospital achieved a record
                                                  $3.8 million in net revenue"

1/31/97         The Business Journal              "We need another hospital in this community about as much as we need a freestanding, tax-supported, multimillion-dollar Macarena dance hall"
                                                  -- Reginald M. Ballantyne III, president PMH Health Resource of Phoenix, AZ

1/15/97         Wall Street Journal               "The Catawba hospital has a very hard time maintaining [profit] margins without spreading into general medical-surgical business"
                                                  Greg Koonsman -- Value Management Group

11/18/96        Arkansas Business                 "The concept sounds solid: find heart specialists who will invest in a hospital, put them in the most efficient setting, drive down costs and corner the market on cardiac care"

9/25/96         Business Wire                     "Catawba Incorporated today announced that hospitals in Kentucky, Florida, and
                                                  Michigan have agreed to offer interim cardiac catheterization services"

6/26/96         Wall Street Journal               "Catawba counted some Medicare payments as revenue when the heart hospital hadn't yet submitted bills for the money"

                                                  "The McAllen hospital is in the red, and deep-pocketed competitors there are stepping up spending on new heart facilities"




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











                                    EXHIBIT 7

SUMMARY VALUATION OF CATAWBA

[BAR GRAPH SHOWING INFORMATION BELOW]


METHODOLOGY                                            VALUATION RANGE (PRICE PER SHARE)

Discounted Cash Flow
  11-13% for existing
  business, higher for new business                    15 - 23

Comparable Trading Multiples
  1998 Hospital
  P/E's of 20-24x and 8-10x LTM EBITDA
  at management estimate of $0.43 EPS                   9 - 13

Merger Premiums Paid (a)
  25-40% for Hospitals                                 14 - 18

Comparable Merger Multiples
  16-20x P/E and 6-8x LTM EBITDA for
  Hospital Companies at management estimate
  of $0.43 EPS                                          7 - 10

Implied Future Value of Stock
  Prices Discounted
  at 12% for 1998-2002                                  9 - 21

(a) Based on trading multiple implied price of $11.00 at $0.43 EPS management estimate.

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










                                   EXHIBIT 8

SUMMARY OF MAJOR CHANGES TO OFFERING MEMORANDUM AND
1/14/98 PROJECTIONS

ALL ENTITIES:

o   Updated for 1Q 1998 Actual Results

o   Updated for January Actuals and February Estimates

DIAGNOSTICS DIVISION:

o Does not have an additional $1 million in pre-tax profits from angioplasty/consulting agreements

HOSPITAL DIVISION:

o   Beginning in FY 2000, Catawba will open TWO hospitals per year.

o All 2-way hospitals opening after 1998 will take 4 quarters to ramp up (rather than two).

o The increase in revenue for ALL hospitals after opening is base revenue for four quarters, 10% increase for 10 quarters and then 5% thereafter.

1. MCALLEN AND LITTLE ROCK: Revised P&L projections for the remainder of the year based on YTD results and updated discussions with Hospital Financial and Operations personnel. In both cases, expectations were slightly better than previously expected. FY 1999 is positively impacted by the improved operating results in FY 1998.

2. TUCSON: Revised P&L projections for the remainder of the year based on YTD results and discussions with Hospital Financial personnel. We have assumed that the hospital will operate at a census of 17 for the remainder of the fiscal year. Beginning in 6/98 and continuing through 9/98, we expect to realize modest cost savings due to the reduced census. In FY 1999, we have assumed that the hospital will continue to operate at a census of approximately 21 with the same modest cost savings. Thereafter, all assumptions are unchanged.

3. PHOENIX: The opening date was moved to 7/1/98 and for the first three months the hospital is expected to ramp-up slightly slower than before due to a "non-congress" opening and the impact of summer. By 1999, the hospital is expected to be fully ramped-up and operating as previously planned. The building cost and related debt has been increased to account for the increased actual costs.


[GOLDMAN SACHS LOGO]

SUMMARY OF MAJOR CHANGES TO OFFERING MEMORANDUM AND
1/14/98 PROJECTIONS

4. BAKERSFIELD: Moved from 10/1/98 opening date to a 6/1/99 opening date to account for slightly slower California construction schedule. All other assumptions unchanged.

5. DAYTON: Changed to a three-way deal to account for the admission of Franciscan Hospital to the LLC. Opening date changed from Q2 to Q3 1999 due to the additional site work to be performed on the land on which the hospital will now be built. All other assumptions unchanged.

6. GENERIC HOSPITAL 00-1 3-WAY: Has been renamed the Heart Hospital of New Mexico due to the signing of the 3-way deal with St. Joseph that was announced in February.

Source: Catawba management document and 3/4/98 projections created by management



















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












                                   EXHIBIT 9

CATAWBA:  COMPARISON OF VARIOUS PROJECTIONS
(DOLLARS IN THOUSANDS, EXCEPT EPS)


                                            FY1998          FY1999         FY2000        FY2001        FY2002        FY2003
==============================================================================================================================

EARNINGS PER SHARE:
8/14/97 Offering Memorandum                  $0.78           $1.19          $1.67         $2.26         $2.82         $3.36
1/14/98 Projections                          $0.43           $0.75          $1.06         $1.30         $1.60         $1.82
3/4/98 Projections                           $0.43           $0.75          $1.10         $1.35         $1.65         $1.86

CASH FLOW:
8/14/97 Offering Memorandum               $ (3,217)       $(17,877)       $(7,674)      $ 6,575       $22,938       $33,779
1/14/98 Projections                       $  3,273        $(15,184)       $ 4,267       $ 8,611       $20,148       $24,738
3/4/98 Projections                        $ 10,803        $(10,703)       $ 7,088       $ 8,146       $15,544       $22,147

==============================================================================================================================

Source:  8/14/97 Offering Memorandum and 1/14/98 and 3/4/98 projections created by management.






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

                                                                DISCOUNTED CASH FLOW APPROACH




CATAWBA COMPRISES
THREE DIVISIONS WITH
FUNDAMENTALLY                                          ------------------------------------------------
DIFFERENT                                              :                                              :
CHARACTERISTICS.                                       :                   CATAWBA                    :
THEREFORE, THREE                                       :                                              :
SEPARATE DCF                                           ------------------------------------------------
MODELS WERE                                             :                     :                      :
CREATED, ONE FOR                                        :                     :                      :
EACH DIVISION.              ------------------------------     -------------------------------      ------------------------------
                            :      DIAGNOSTICS           :     :            PPM              :      :         HOSPITAL           :
                            :       DIVISION             :     :          DIVISION           :      :         DIVISION           :
                            ------------------------------     -------------------------------      ------------------------------

                                   Discounted at                       Discounted at                       Discounted at
                                      11-13%                              11-13%                            higher rate
                                     due to                              due to                               due to
                               consistent growth                    consistent growth                    unproven concept








[GOLDMAN SACHS LOGO]

                                                           HOSPITAL DISCOUNTED CASH FLOW PROBLEM


THE HOSPITAL DCF IS HANDICAPPED BY THE CONTINUED NEGATIVE CASH FLOWS FROM HOSPITAL START-UPS


HOSPITAL               1997       1998     1999    2000    2001    2002    2003      CASH      CUMULATIVE     STEADY
                                                                                     FLOW      CASH FLOW       STATE

McAllen                --------------------------------------------------------|      +            +             V

Arkansas               O-------------------------------------------------------|      +            +             V

Tucson                             O-------------------------------------------|      +            +             V

Phoenix                            O-------------------------------------------|      +            +             V

Austin                                       O---------------------------------|      +            +             X

Bakersfield                                  O---------------------------------|      +            +             X

Dayton (3 Way)                               O---------------------------------|      +            +             X

Albuquerque (3 Way)                                  O-------------------------|      +            -             X

00-2                                                 O-------------------------|      +            -             X

01-1 (3 Way)                                                 O-----------------|      +            -             X

01-2                                                         O-----------------|      +            -             X

02-1 (3 Way)                                                         O---------|      +            -             X

02-2                                                                 O---------|      +            -             X

03-1 (3 Way)                                                                   O      -            -             X

03-2                                                                           O      -            -             X




-----------------------------------
:             KEY                 :
-----------------------------------
: O =  Bullet  =  Start-up        :
: | =  Arrow   =  Positive Cash   :
: V =  Check Mark                 :
-----------------------------------



Source:  3/4/98 projections created by management.






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

                                                           HOSPITAL DISCOUNTED CASH FLOW SOLUTION


THE HOSPITAL DCF PROBLEM IS SOLVED BY TREATING EACH HOSPITAL SEPARATELY AND RUNNING ITS CASH FLOW TO STEADY STATE


HOSPITAL               1997       1998     1999    2000    2001    2002    2003      YEAR FOR STEADY STATE TV

McAllen                --------------------------------------------------------|               2001

Arkansas               O-------------------------------------------------------|               2002

Tucson                             O-------------------------------------------|               2001

Phoenix                            O-------------------------------------------|               2003

Austin                                       O---------------------------------|               2004

Bakersfield                                  O---------------------------------|               2004

Dayton (3 Way)                               O---------------------------------|               2004

Albuquerque (3 Way)                                  O-------------------------|               2004

00-2                                                 O-------------------------|               2005

01-1 (3 Way)                                                 O-----------------|               2005

01-2                                                         O-----------------|               2006

02-1 (3 Way)                                                         O---------|               2006

02-2                                                                 O---------|               2007

03-1 (3 Way)                                                                   O               2007

03-2                                                                           O               2008




-----------------------------------
:             KEY                 :
-----------------------------------
: O =  Bullet  =  Start-up        :
: | =  Arrow   = Positive Cash    :
-----------------------------------



Source:  3/4/98 projections created by management.






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


SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS

DISCOUNT RATE:                                10%         11%          12%           13%            14%           15%
PERPETUITY GROWTH RATE:                        3%          3%           3%            3%             3%            3%

Diagnostics                               $ 8.72      $ 7.48       $ 6.53        $ 5.76         $ 5.14        $ 4.62
PPM                                         1.92        1.53         1.22          0.99           0.80          0.64
McAllen                                     2.07        1.62         1.27          0.99           0.76          0.57
Little Rock                                 3.93        3.17         2.59          2.12           1.73          1.41
Tucson                                     (0.15)      (0.33)       (0.47)        (0.58)         (0.67)        (0.74)
                                           -----       -----        -----         -----          -----         -----
                                          $16.50      $13.48       $11.14        $ 9.28         $ 7.76        $ 6.50

DISCOUNT RATE:                                12%         13%          14%           15%            16%           17%
PERPETUITY GROWTH RATE:                        3%          3%           3%            3%             3%            3%

Arizona                                   $ 2.24      $ 1.74       $ 1.33        $ 1.00         $ 0.71        $ 0.47
Austin                                      0.79        0.49         0.25          0.05          (0.12)        (0.26)
Bakersfield                                 0.91        0.63         0.41          0.22           0.07         (0.06)
Dayton                                      0.64        0.45         0.30          0.18           0.08         (0.01)
Albuquerque                                 0.62        0.45         0.31          0.19           0.10          0.02
                                           -----       -----        -----         -----          -----         -----
                                          $ 5.20      $ 3.76       $ 2.60        $ 1.64         $ 0.84        $ 0.16

DISCOUNT RATE:                                14%         15%          16%           17%            18%           19%
PERPETUITY GROWTH RATE:                        3%          3%           3%            3%             3%            3%

00-2                                      $ 0.47      $ 0.30       $ 0.17        $ 0.05         $(0.05)       $(0.13)
01-2                                        0.42        0.26         0.14          0.04          (0.04)        (0.11)
02-2                                        0.36        0.23         0.12          0.04          (0.03)        (0.09)
03-2                                        0.32        0.20         0.10          0.03          (0.03)        (0.08)
01-1 3 Way                                  0.18        0.09         0.03         (0.02)         (0.07)        (0.10)
02-1 3 Way                                  0.15        0.08         0.03         (0.02)         (0.06)        (0.09)
03-1 3 Way                                  0.14        0.07         0.02         (0.02)         (0.05)        (0.07)
                                           -----       -----        -----         -----          -----         -----
                                            2.04      $ 1.25       $ 0.61        $ 0.10         $(0.32)       $(0.67)

TOTAL FOR 3 DIVISIONS                     $23.73      $18.49       $14.35        $11.02         $ 8.28        $ 6.00

Cash at Corp Level                        $ 2.40      $ 2.40       $ 2.40        $ 2.40         $ 2.40        $ 2.40
NPV of W/C Loan                             2.12        2.10         2.08          2.06           2.04          2.02
                                           -----       -----        -----         -----          -----         -----
TOTAL FOR CONSOLIDATED BUSINESS           $28.25      $22.99       $18.83        $15.48         $12.72        $10.42


DISCOUNTED CASH FLOW FOR DIAGNOSTICS DIVISION
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      10%           11%          12%             13%           14%           15%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered
Future Cash Flows                                  $  25,917      $ 25,100       $ 24,320       $ 23,576     $ 22,866      $ 22,187
+
Present Value of Terminal           Growth
Value Using Perpetuity Method       Rate:   2%     $ 103,799      $ 90,967       $ 80,748       $ 72,426     $ 65,527      $ 59,719
                                            3%       144,925        99,201         87,017         77,311       69,405        62,847
                                            4%       129,760       109,786         94,855         83,282       74,059        66,543
                                            5%       150,529       123,901        104,931         90,745       79,747        70,979

-
Net Debt (a)                                       $   4,066      $  4,066       $  4,066       $  4,066     $  4,066      $  4,066
=
Present Value of Unlevered
Free Cash Flows
                                            2%     $  99,733      $ 86,901       $ 76,682       $ 68,360     $ 61,460      $ 55,653
                                            3%       110,859        95,134         82,951         73,245       65,339        58,780
                                            4%       125,694       105,720         90,788         79,216       69,993        62,477
                                            5%       146,462       119,835        100,865         86,679       75,681        66,913

Equity Consideration Per
Share(b)                                    2%        $ 7.85        $ 6.84         $ 6.03         $ 5.38       $ 4.84        $ 4.38
                                            3%          8.72          7.48           6.53           5.76         5.14          4.62
                                            4%          9.89          8.32           7.14           6.23         5.51          4.92
                                            5%         11.52          9.43           7.94           6.82         5.95          5.26

Source:  3/4/98 projections created by management. Steady-state growth assumed in 2003 with no additional cath labs under construction. Terminal value based on levered free cash flow in 2003.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW FOR PHYSICIAN PRACTICE MANAGEMENT DIVISION
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      10%           11%          12%             13%           14%           15%
                                                 -----------------------------------------------------------------------------------

Present Value of Levered
Future Cash Flows                                     $ (609)      $ (658)         $ (703)        $ (743)      $ (780)       $ (814)
+
Present Value of Terminal
Value Using Perpetuity Method        Growth
                                     Rate:   2%     $ 25,273      $ 21,231       $ 18,049       $ 15,491     $ 13,397      $ 11,659
                                             3%       28,971        23,967         20,133         17,114       14,686        12,698
                                             4%       33,900        27,485         22,737         19,098       16,232        13,927
                                             5%       40,802        32,176         26,086         21,578       18,123        15,401

-
Net Debt (a)                                        $  4,579      $  4,579       $  4,579       $  4,579      $ 4,579       $ 4,579
=
Present Value of Unlevered
Free Cash Flows                              2%     $ 20,694      $ 16,652       $ 13,470       $ 10,912      $ 8,818       $ 7,080
                                             3%       24,392        19,388         15,554         12,535       10,107         8,119
                                             4%       29,321        22,906         18,158         14,519       11,653         9,348
                                             5%       36,223        27,597         21,507         16,999       13,544        10,822

Equity Consideration Per
Share(b)                                     2%       $ 1.63        $ 1.31         $ 1.06         $ 0.86       $ 0.69        $ 0.56
                                             3%         1.92          1.53           1.22           0.99         0.80          0.64
                                             4%         2.31          1.80           1.43           1.14         0.92          0.74
                                             5%         2.85          2.17           1.69           1.34         1.07          0.85

Source:  3/4/98 projections created by management. Steady-state growth assumed in 2003 with no additional physician practice acquisitions. Terminal value based on levered free cash flow in 2003.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR MCALLEN HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      10%           11%          12%             13%           14%           15%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $ 26,772      $ 26,051       $ 25,361       $ 24,701     $ 24,069      $ 23,463
+
Present Value of Terminal Value
Using Perpetuity Method              Growth
for 100% of Hospital                 Rate:   2%     $ 81,674      $ 72,483       $ 65,139       $ 59,137     $ 54,142      $ 49,921
                                             3%       89,517        78,287         69,558         62,581       56,876        52,126
                                             4%       99,975        85,749         75,083         66,789       60,156        54,731
                                             5%      114,615        95,699         82,186         72,050       64,166        57,858

-
Net Debt for 100% of Hospital (a)                   $ 37,902      $ 37,902       $ 37,902       $ 37,902     $ 37,902      $ 37,902
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest           2%     $ 22,324      $ 17,636       $ 13,891       $ 10,830     $  8,282      $  6,130
                                             3%       26,324        20,596         16,145         12,586        9,677         7,254
                                             4%       31,657        24,402         18,962         14,733       11,350         8,583
                                             5%       39,124        29,477         22,585         17,416       13,395        10,178


Equity Consideration Per Share(b)            2%       $ 1.76        $ 1.39         $ 1.09         $ 0.85       $ 0.65        $ 0.48
                                             3%         2.07          1.62           1.27           0.99         0.76          0.57
                                             4%         2.49          1.92           1.49           1.16         0.89          0.68
                                             5%         3.08          2.32           1.78           1.37         1.05          0.80

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR LITTLE ROCK HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      10%           11%          12%             13%           14%           15%
                                                 -----------------------------------------------------------------------------------

Present Value of Levered Future
Cash Flows                                          $ 42,867      $ 41,653       $ 40,492       $ 39,382     $ 38,319      $ 37,301
+
Present Value of Terminal Value
Using Perpetuity Method
for 100% of Hospital                 Growth
                                     Rate:   2%     $135,063      $119,625       $107,290       $ 97,210     $ 88,820      $ 81,731
                                             3%      148,233       129,372        114,712        102,992       93,411        85,434
                                             4%      165,794       141,903        123,989        110,060       98,920        89,809
                                             5%      190,380       158,612        135,917        118,895      105,654        95,060

-
Net Debt for 100% of Hospital (a)                   $ 50,250      $ 50,250       $ 50,250       $ 50,250     $ 50,250      $ 50,250
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest           2%     $ 43,255      $ 35,382       $ 29,090       $ 23,949     $ 19,671      $ 16,055
                                             3%       49,972        40,352         32,876         26,899       22,012        17,944
                                             4%       58,928        46,743         37,607         30,503       24,822        20,175
                                             5%       71,466        55,265         43,690         35,009       28,256        22,853

Equity Consideration Per Share(b)            2%       $ 3.40        $ 2.78         $ 2.29         $ 1.88       $ 1.55        $ 1.26
                                             3%         3.93          3.17           2.59           2.12         1.73          1.41
                                             4%         4.64          3.68           2.96           2.40         1.95          1.59
                                             5%         5.62          4.35           3.44           2.75         2.22          1.80

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR TUCSON HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                        10%           11%           12%            13%          14%          15%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $ 10,759      $ 10,462       $ 10,177        $ 9,904      $ 9,643      $ 9,393
+
Present Value of Terminal Value
Using Perpetuity Method
for 100% of Hospital                   Growth
                                       Rate:   2%   $ 32,497      $ 28,845       $ 25,926       $ 23,538     $ 21,550     $ 19,868
                                               3%     35,602        31,143         27,675         24,901       22,632       20,741
                                               4%     39,742        34,098         29,863         26,568       23,931       21,773
                                               5%     45,539        38,037         32,675         28,651       25,518       23,011

-
Net Debt for 100% of Hospital (a)                   $ 39,280      $ 39,280       $ 39,280       $ 39,280     $ 39,280     $ 39,280
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest             2%   $ (3,459)     $ (5,322)      $ (6,811)      $ (8,028)    $ (9,042)    $ (9,900)
                                               3%     (1,876)       (4,150)        (5,918)        (7,333)      (8,490)      (9,455)
                                               4%        236        (2,643)        (4,803)        (6,483)      (7,828)      (8,929)
                                               5%      3,192          (634)        (3,368)        (5,421)      (7,018)      (8,297)

Equity Consideration Per Share(b)              2%    $ (0.27)      $ (0.42)       $ (0.54)       $ (0.63)     $ (0.71)    $  (0.78)
                                               3%      (0.15)        (0.33)         (0.47)         (0.58)       (0.67)       (0.74)
                                               4%       0.02         (0.21)         (0.38)         (0.51)       (0.62)       (0.70)
                                               5%       0.25         (0.05)         (0.27)         (0.43)       (0.55)       (0.65)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR ARIZONA HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                       12%           13%            14%            15%          16%          17%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $ 24,838      $ 23,759       $ 22,729       $ 21,745     $ 20,805     $ 19,906
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                   Growth
                                      Rate:   2%    $ 95,945      $ 85,318       $ 76,489       $ 69,042     $ 62,681     $ 57,188
                                              3%     103,846        91,474         81,376         72,984       65,903       59,851
                                              4%     113,722        98,998         87,241         77,642       69,661       62,924
                                              5%     126,420       108,402         94,409         83,231       74,102       66,509

-
Net Debt for 100% of Hospital (a)                   $ 48,112      $ 48,112       $ 48,112       $ 48,112     $ 48,112     $ 48,112
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest            2%    $ 24,395      $ 18,975       $ 14,472       $ 10,674     $  7,430     $  4,629
                                              3%      28,424        22,114         16,965         12,685        9,073        5,987
                                              4%      33,461        25,952         19,956         15,060       10,990        7,554
                                              5%      39,937        30,748         23,611         17,911       13,255        9,382

Equity Consideration Per Share(b)             2%      $ 1.92        $ 1.49         $ 1.14         $ 0.84       $ 0.58       $ 0.36
                                              3%        2.24          1.74           1.33           1.00         0.71         0.47
                                              4%        2.63          2.04           1.57           1.18         0.86         0.59
                                              5%        3.14          2.42           1.86           1.41         1.04         0.74

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR AUSTIN HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                        Discount Rate
                                                        12%          13%            14%            15%          16%          17%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                         $ (10,225)    $ (10,904)     $ (11,542)     $ (12,144)   $ (12,710)    $(13,243)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                    Growth
                                       Rate:  2%    $ 30,150      $ 23,740       $ 18,447       $ 14,011    $  10,248     $  7,021
                                              3%      34,636        27,204         21,173         16,191       12,014        8,469
                                              4%      40,244        31,439         24,445         18,766       14,074       10,139
                                              5%      47,453        36,732         28,443         21,857       16,509       12,087

-
Net Debt for 100% of Hospital (a)                   $ 14,945      $ 14,945       $ 14,945       $ 14,945    $  14,945     $ 14,945
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest            2%    $  7,755      $  4,486       $  1,786       $   (476)    $ (2,396)    $ (4,041)
                                              3%      10,042         6,252          3,176            635     $ (1,495)    $ (3,303)
                                              4%      12,902         8,412          4,845          1,949     $   (444)    $ (2,451)
                                              5%      16,579        11,111          6,884          3,525          798     $ (1,457)

Equity Consideration Per Share(b)             2%      $ 0.61        $ 0.35         $ 0.14       $  (0.04)     $ (0.19)    $  (0.32)
                                              3%        0.79          0.49           0.25           0.05        (0.12)       (0.26)
                                              4%        1.02          0.66           0.38           0.15        (0.03)       (0.19)
                                              5%        1.30          0.87           0.54           0.28         0.06        (0.11)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR BAKERSFIELD HEART HOSPITAL
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                        12%          13%             14%           15%          16%           17%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                         $ (15,797)    $ (16,197)     $ (16,566)     $ (16,904)   $ (17,215)    $(17,500)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                    Growth
                                       Rate:  2%   $  23,463     $  17,489      $  12,595      $   8,527    $   5,108     $  2,205
                                              3%      27,825        20,858         15,246         10,647        6,825        3,612
                                              4%      33,277        24,975         18,427         13,151        8,829        5,236
                                              5%      40,288        30,122         22,315         16,157       11,196        7,131

-
Net Debt for 100% of Hospital (a)                  $   5,100     $   5,100      $   5,100      $   5,100    $   5,100     $  5,100
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest            2%   $   9,365     $   6,318      $   3,822      $   1,748          $ 4     $ (1,477)
                                              3%      11,590         8,036          5,174          2,829          880         (759)
                                              4%      14,371        10,136          6,797          4,106        1,902           69
                                              5%      17,946        12,761          8,780          5,639        3,109        1,036

Equity Consideration Per Share(b)             2%      $ 0.74        $ 0.50         $ 0.30         $ 0.14       $ 0.00     $  (0.12)
                                              3%        0.91          0.63           0.41           0.22         0.07        (0.06)
                                              4%        1.13          0.80           0.53           0.32         0.15         0.01
                                              5%        1.41          1.00           0.69           0.44         0.24         0.08

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 00-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                       14%           15%            16%             17%         18%          19%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(16,279)     $(16,519)      $(16,729)      $(16,911)    $(17,067)    $(17,199)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                  Growth
                                     Rate:   2%      $ 9,456       $ 5,730        $ 2,632           $ 33     $ (2,164)    $ (4,033)
                                             3%       11,796         7,584          4,121          1,243       (1,171)      (3,210)
                                             4%       14,603         9,775          5,859          2,639          (35)      (2,278)
                                             5%       18,035        12,405          7,912          4,269        1,275       (1,212)

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest           2%      $ 4,823       $ 2,922        $ 1,342           $ 17     $ (1,104)    $ (2,057)
                                             3%        6,016         3,868          2,102            634         (597)      (1,637)
                                             4%        7,448         4,985          2,988          1,346          (18)      (1,162)
                                             5%        9,198         6,326          4,035          2,177          650         (618)

Equity Consideration Per Share(b)            2%       $ 0.38        $ 0.23         $ 0.11         $ 0.00      $ (0.09)     $ (0.16)
                                             3%         0.47          0.30           0.17           0.05        (0.05)       (0.13)
                                             4%         0.59          0.39           0.24           0.11        (0.00)       (0.09)
                                             5%         0.72          0.50           0.32           0.17         0.05        (0.05)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 01-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      14%            15%             16%           17%          18%          19%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                         $(14,280)     $(14,365)       $(14,422)      $(14,454)    $(14,463)    $(14,453)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                    Growth
                                       Rate:   2%    $ 8,295       $ 4,983        $ 2,269           $ 28     $ (1,834)    $ (3,389)
                                               3%     10,347         6,595          3,553          1,062         (992)      (2,698)
                                               4%     12,810         8,500          5,051          2,256          (30)      (1,914)
                                               5%     15,820        10,787          6,821          3,648        1,080       (1,018)

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest             2%    $ 4,230       $ 2,541        $ 1,157           $ 14       $ (935)    $ (1,728)
                                               3%      5,277         3,363          1,812            542         (506)      (1,376)
                                               4%      6,533         4,335          2,576          1,151          (15)        (976)
                                               5%      8,068         5,501          3,479          1,861          551         (519)

Equity Consideration Per Share(b)              2%     $ 0.33        $ 0.20         $ 0.09         $ 0.00      $ (0.07)     $ (0.14)
                                               3%       0.42          0.26           0.14           0.04        (0.04)       (0.11)
                                               4%       0.51          0.34           0.20           0.09        (0.00)       (0.08)
                                               5%       0.63          0.43           0.27           0.15         0.04        (0.04)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 02-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      14%           15%          16%             17%           18%           19%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(12,526)     $(12,491)      $(12,433)      $(12,354)    $(12,257)    $(12,145)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                   Growth
                                      Rate:   2%     $ 7,276       $ 4,333        $ 1,956           $ 24     $ (1,554)    $ (2,848)
                                              3%       9,077         5,735          3,063            908         (841)      (2,267)
                                              4%      11,237         7,392          4,354          1,928          (25)      (1,608)
                                              5%      13,877         9,380          5,880          3,118          916         (856)

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest            2%     $ 3,711       $ 2,210          $ 998           $ 12       $ (793)    $ (1,452)
                                              3%       4,629         2,925          1,562            463         (429)      (1,156)
                                              4%       5,731         3,770          2,221            983          (13)        (820)
                                              5%       7,077         4,784          2,999          1,590          467         (436)

Equity Consideration Per Share(b)             2%      $ 0.29        $ 0.17         $ 0.08         $ 0.00      $ (0.06)     $ (0.11)
                                              3%        0.36          0.23           0.12           0.04        (0.03)       (0.09)
                                              4%        0.45          0.30           0.17           0.08        (0.00)       (0.06)
Equity Consideration Per Share(b)             5%        0.56          0.38           0.24           0.13         0.04        (0.03)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR HOSPITAL 03-2
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                       14%           15%            16%             17%         18%          19%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(11,062)     $(10,935)      $(10,790)      $(10,630)    $(10,457)    $(10,274)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                   Growth
                                      Rate:   2%     $ 6,309       $ 3,694        $ 1,614          $ (50)    $ (1,387)    $ (2,461)
                                              3%       7,888         4,913          2,568            705         (782)      (1,973)
                                              4%       9,783         6,354          3,681          1,577          (91)      (1,419)
                                              5%      12,099         8,083          4,997          2,594          706         (787)

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Unlevered Free
Cash Flows to Catawba After
Deduction of 49% Minority Interest            2%     $ 3,218       $ 1,884          $ 823          $ (26)      $ (707)    $ (1,255)
                                              3%       4,023         2,506          1,310            360         (399)      (1,006)
                                              4%       4,989         3,241          1,877            804          (46)        (724)
                                              5%       6,170         4,122          2,548          1,323          360         (401)

Equity Consideration Per Share(b)             2%      $ 0.25        $ 0.15         $ 0.06        $ (0.00)     $ (0.06)     $ (0.10)
                                              3%        0.32          0.20           0.10           0.03        (0.03)       (0.08)
                                              4%        0.39          0.25           0.15           0.06        (0.00)       (0.06)
                                              5%        0.49          0.32           0.20           0.10         0.03        (0.03)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR DAYTON
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                        12%          13%             14%           15%          16%          17%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(20,332)     $(20,715)      $(21,065)      $(21,385)    $(21,677)    $(21,943)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                   Growth
                                      Rate:   2%    $ 20,608      $ 14,414        $ 9,344        $ 5,136      $ 1,602     $ (1,394)
                                              3%      25,157        17,927         12,109          7,346        3,393           73
                                              4%      30,844        22,221         15,426          9,958        5,482        1,767
                                              5%      38,155        27,588         19,481         13,092        7,951        3,743

-
Net Debt for 100% of Hospital (a)                      $ 492         $ 492          $ 492          $ 492        $ 492        $ 492
=
Present Value of Catawba's 33%
Interest in Unlevered Free Cash
Flows                                         2%     $ 6,638       $ 4,594        $ 2,921        $ 1,533        $ 366       $ (623)
                                              3%       8,140         5,754          3,834          2,262          957         (138)
                                              4%      10,016         7,171          4,928          3,124        1,647          421
                                              5%      12,429         8,942          6,266          4,158        2,462        1,073

Equity Consideration Per Share(b)             2%      $ 0.52        $ 0.36         $ 0.23         $ 0.12       $ 0.03      $ (0.05)
                                              3%        0.64          0.45           0.30           0.18         0.08        (0.01)
                                              4%        0.79          0.56           0.39           0.25         0.13         0.03
                                              5%        0.98          0.70           0.49           0.33         0.19         0.08

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR ALBUQUERQUE
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                        12%          13%            14%             15%         16%          17%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(18,987)     $(19,225)      $(19,435)      $(19,621)    $(19,785)     $(19,927)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                  Growth
                                     Rate:  2%      $ 19,650      $ 13,928        $ 9,263        $ 5,407      $ 2,184       $ (536)
                                            3%        23,943        17,243         11,872          7,493        3,874          850
                                            4%        29,309        21,295         15,003          9,958        5,846        2,448
                                            5%        36,208        26,360         18,829         12,916        8,176        4,312

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Catawba's 33%
Interest in Unlevered Free Cash
Flows                                       2%       $ 6,484       $ 4,596        $ 3,057        $ 1,784        $ 721       $ (177)
                                            3%         7,901         5,690          3,918          2,473        1,278          280
                                            4%         9,672         7,027          4,951          3,286        1,929          808
                                            5%        11,949         8,699          6,214          4,262        2,698        1,423

Equity Consideration Per Share(b)           2%        $ 0.51        $ 0.36         $ 0.24         $ 0.14       $ 0.06      $ (0.01)
                                            3%          0.62          0.45           0.31           0.19         0.10         0.02
                                            4%          0.76          0.55           0.39           0.26         0.15         0.06
                                            5%          0.94          0.68           0.49           0.34         0.21         0.11

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR 01-1 3 WAY
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                        14%          15%             16%           17%          18%           19%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(17,614)     $(17,305)      $(16,997)      $(16,689)    $(16,383)    $(16,079)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                   Growth
                                      Rate:   2%     $ 4,768       $ 2,045         $ (159)      $ (1,953)    $ (3,422)    $ (4,629)
                                              3%       6,803         3,657          1,137           (901)      (2,558)      (3,913)
                                              4%       9,244         5,563          2,648            314       (1,571)      (3,102)
                                              5%      12,228         7,850          4,434          1,731         (432)      (2,175)

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Catawba's 33%
Interest in Unlevered Free Cash
Flows                                         2%     $ 1,573         $ 675          $ (52)        $ (645)    $ (1,129)    $ (1,527)
                                              3%       2,245         1,207            375           (297)        (844)      (1,291)
                                              4%       3,051         1,836            874            104         (518)      (1,024)
                                              5%       4,035         2,590          1,463            571         (142)        (718)

Equity Consideration Per Share(b)             2%      $ 0.12        $ 0.05        $ (0.00)       $ (0.05)     $ (0.09)     $ (0.12)
                                              3%        0.18          0.09           0.03          (0.02)       (0.07)       (0.10)
                                              4%        0.24          0.14           0.07           0.01        (0.04)       (0.08)
                                              5%        0.32          0.20           0.12           0.04        (0.01)       (0.06)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR 02-1 3 WAY
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      14%           15%          16%             17%           18%           19%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(15,451)     $(15,048)      $(14,652)      $(14,264)    $(13,884)    $(13,512)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                  Growth
                                     Rate:  2%       $ 4,182       $ 1,778         $ (137)      $ (1,670)    $ (2,900)    $ (3,890)
                                            3%         5,967         3,180            980           (770)      (2,168)      (3,288)
                                            4%         8,109         4,837          2,283            268       (1,331)      (2,607)
                                            5%        10,727         6,826          3,822          1,479         (366)      (1,828)

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Catawba's 33%
Interest in Unlevered Free Cash
Flows                                       2%       $ 1,380         $ 587          $ (45)        $ (551)      $ (957)    $ (1,284)
                                            3%         1,969         1,049            323           (254)        (715)      (1,085)
                                            4%         2,676         1,596            753             88         (439)        (860)
                                            5%         3,540         2,253          1,261            488         (121)        (603)

Equity Consideration Per Share(b)           2%        $ 0.11        $ 0.05        $ (0.00)       $ (0.04)     $ (0.08)     $ (0.10)
                                            3%          0.15          0.08           0.03          (0.02)       (0.06)       (0.09)
                                            4%          0.21          0.13           0.06           0.01        (0.03)       (0.07)
                                            5%          0.28          0.18           0.10           0.04        (0.01)       (0.05)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

DISCOUNTED CASH FLOW ANALYSIS FOR 03-1 3 WAY
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                        Discount Rate
                                                      14%           15%          16%             17%           18%           19%
                                                 -----------------------------------------------------------------------------------
Present Value of Levered Future
Cash Flows                                          $(13,553)     $(13,085)      $(12,631)      $(12,192)    $(11,766)    $(11,354)
+
Present Value of Terminal Value
   Using Perpetuity Method for
   100% of Hospital                   Growth
                                      Rate:   2%     $ 3,669       $ 1,546         $ (118)      $ (1,427)    $ (2,458)    $ (3,269)
                                              3%       5,234         2,765            845           (658)      (1,837)      (2,763)
                                              4%       7,133         4,206          1,968            229       (1,128)      (2,191)
                                              5%       9,409         5,936          3,295          1,264         (310)      (1,536)

-
Net Debt for 100% of Hospital (a)                        $ 0           $ 0            $ 0            $ 0          $ 0          $ 0
=
Present Value of Catawba's 33%
Interest in Unlevered Free Cash
Flows                                         2%     $ 1,211         $ 510          $ (39)        $ (471)      $ (811)    $ (1,079)
                                              3%       1,727           913            279           (217)        (606)        (912)
                                              4%       2,347         1,388            649             76         (372)        (723)
                                              5%       3,105         1,959          1,087            417         (102)        (507)

Equity Consideration Per Share(b)             2%      $ 0.10        $ 0.04        $ (0.00)       $ (0.04)     $ (0.06)     $ (0.08)
                                              3%        0.14          0.07           0.02          (0.02)       (0.05)       (0.07)
                                              4%        0.18          0.11           0.05           0.01        (0.03)       (0.06)
                                              5%        0.24          0.15           0.09           0.03        (0.01)       (0.04)

Source:  3/4/98 projections created by management.

(a)  Net debt at end of Q2 '98

(b)  Per share calculations based on a total of 12,710,064 fully diluted shares outstanding.

Note:  All future cash flows discounted to end of Q2 '98

LEVERED FREE CASH FLOW FOR CONSOLIDATED BUSINESS
AFTER DEDUCTION OF MINORITY INTERESTS

             [LINE GRAPH CHARTING INFORMATION BELOW]


                    1998              (7,487)
                    1999             (32,912)
                    2000              (6,115)
                    2001              (2,009)
                    2002              12,656
                    2003              50,147
                    2004              67,817
                    2005              72,234
                    2006              76,458



Source:  3/4/98 projections created by management.

Note:  Cash flow for 1998 is only for 6 month period ending 9/30/98

                                   EXHIBIT 10

COMMON STOCK COMPARISON OF SELECTED HOSPITAL COMPANIES
($USMM, EXCEPT PER SHARE DATA)

                                        SHARE PRICE                   MARKET CAPITALIZATION
                                   ---------------------     -------------------------------------
                                                 % OF
                                                 52-WEEK                                ADJUSTED
COMPANY (a)                         3/4/98        HIGH         EQUITY      LEVERED     LEVERED (b)
==================================================================================================
Columbia/HCA (g)                   $ 26.94        60.7%      $ 16,878     $ 25,675       $ 25,675
Health Management Associates         26.00        92.9          4,259        4,243          4,407
Paracelsus Healthcare (h)             3.13        36.8            172          643            643
Quorum Health Group (e)              28.63       100.0          2,130        2,658          2,835
Tenet Healthcare (f)                 36.00        96.0         11,023       16,545         18,569
Universal Health Services            53.94       100.0          1,624        1,893          2,193
--------------------------------------------------------------------------------------------------
MEAN                                              81.1%
MEDIAN                                            94.4%
==================================================================================================
==================================================================================================

                                            LEVERED MARKET CAP. AS A MULTIPLE OF LTM
                                   ----------------------------------------------------------
                                                            1998E
COMPANY (a)                        SALES      EBITDAR      EBITDAR (c)    EBITDA      EBIT
=============================================================================================
Columbia/HCA (g)                   1.3x         6.3x           5.9x         6.3x       9.0x
Health Management Associates       4.6         15.9           14.3         17.2       20.3
Paracelsus Healthcare (h)          1.0         12.4            N.A.        12.4       30.8
Quorum Health Group (e)            1.8          9.1            8.1          9.8       13.8
Tenet Healthcare (f)               1.8          8.5            8.0          9.8       13.2
Universal Health Services          1.4          7.8            6.5          9.2       15.0
---------------------------------------------------------------------------------------------
MEAN                               2.0x        10.0x           8.6x        10.8x      17.0x
MEDIAN                             1.6          8.8            8.0          9.8       14.4
=============================================================================================
=============================================================================================

                                         P/E(d)                         PE/5-YEAR GROWTH(d)
                                   ------------------                   -------------------
                                                            5-YEAR
COMPANY (a)                        1998E        1999E       GROWTH       1998E        1999E
===========================================================================================
Columbia/HCA (g)                   29.6x        16.0x        12.5%        2.4x         1.3x
Health Management Associates       31.3         24.9         25.0         1.3          1.0
Paracelsus Healthcare (h)          12.5          6.3         20.0         0.6          0.3
Quorum Health Group (e)            19.7         16.6         18.0         1.1          0.9
Tenet Healthcare (f)               18.9         15.3         17.5         1.1          0.9
Universal Health Services          22.3         18.8         18.0         1.2          1.0
-------------------------------------------------------------------------------------------
Mean                               22.4x        16.3x        18.5%        1.3x         0.9x
Median                             21.0         16.3         18.0         1.2          1.0
===========================================================================================
===========================================================================================

                                                      LTM MARGINS
                                   -----------------------------------------------
                                                 1998E
COMPANY (a)                        EBITDAR      EBITDAR(c)       EBITDA       EBIT
==================================================================================
Columbia/HCA (g)                     20.0%           21.2%        20.0%      13.9%
Health Management Associates         28.7            32.0         26.5       22.4
Paracelsus Healthcare (h)             8.2             N.A.         8.2        3.3
Quorum Health Group (e)              19.7            21.9         18.2       12.9
Tenet Healthcare (f)                 20.7            22.1         18.0       13.4
Universal Health Services            17.5            20.9         14.8        9.1
----------------------------------------------------------------------------------
Mean                                 19.1%           23.6%        17.6%      12.5%
Median                               19.8            21.9         18.1       13.1
==================================================================================
==================================================================================

(a) Financial information as of 9/30/97 except for Tenet which is as of 11/30/97. Excludes extraordinary charges/non-recurring items.  Interest expense is net of investment income.
(b) Adjusted levered market capitalization = equity market capitalization + net debt +
    8*rent.
(c) Based on projections from Merrill Lynch (10/7/97), Morgan Stanley Dean Witter
    (10/15/97), GS Research (9/10/97), GS Research (10/2/97) and PaineWebber (9/30/97).  Rent
    (if estimate is not available) is projected at 4% above LTM figure.
(d) Based on IBES median earnings estimates as of 2/27/98.
(e) Operating results of acquired companies have been included in Quorum's financial statements from the respective acquisition dates.
(f) The acquisition of OrNda on January 30, 1997 was accounted for as a pooling-of-interests.  Charges related to the merger have been excluded.
(g) Columbia is currently undergoing an internal operating reorganization and is evaluating alternatives including asset divestitures to third parties and spin-offs.
(h) LTM figures have been restated to correct for accounting errors and irregularities at pre-merger Paracelsus.

                                                                      Continued

COMMON STOCK COMPARISON OF SELECTED HOSPITAL COMPANIES
($USMM, EXCEPT PER SHARE DATA)



                                                                        NET DEBT/      ADJ. NET DEBT/
                                     NET DEBT/          PRICE/           LEVERED          ADJ. LEV.
COMPANY (a)                          BOOK CAP.        BOOK VALUE        MKT. CAP.       MKT. CAP. (b)
=====================================================================================================
Columbia/HCA                             47.4%            1.9x            34.3%              34.3%
Health Management Associates             (2.8)            7.2             (0.4)               3.4
Paracelsus Healthcare (e)                90.3             3.4             73.2               73.2
Quorum Health Group                      48.1             3.9             19.8               24.8
Tenet Healthcare                         53.9             3.2             33.4               40.6
Universal Health Services                34.5             3.2             14.2               26.0
-----------------------------------------------------------------------------------------------------
MEAN                                     45.2%            3.8X            29.1%              33.7%
MEDIAN                                   47.7             3.3             26.6               30.1
=====================================================================================================
=====================================================================================================


                                                                         ADJ.
                                                         ADJ.           NET DEBT/
                                      NET DEBT/       NET DEBT/           1998E
COMPANY (a)                            EBITDA          EBITDAR         EBITDAR (c)
==================================================================================
Columbia/HCA                             2.2x             2.2x              2.0x
Health Management Associates            (0.1)             0.6               0.5
Paracelsus Healthcare (e)                9.1              9.1               N.A.
Quorum Health Group                      1.9              2.4               2.2
Tenet Healthcare                         3.3              3.9               3.7
Universal Health Services                1.3              2.3               2.0
----------------------------------------------------------------------------------
MEAN                                     3.0X             3.4X              2.1X
MEDIAN                                   2.1              2.4               2.0
==================================================================================
==================================================================================


                                                    EBITDA/       (EBITDA -       EBITDAR/
                                   TOTAL DEBT/       TOTAL        CAP.EX.)/      (INTEREST +
COMPANY (a)                          EBITDAR     INTEREST (d)     INTEREST          RENT)
============================================================================================

Columbia/HCA                          2.2x          8.3x           5.4x             8.3x
Health Management Associates          0.2          80.5           62.1             11.4
Paracelsus Healthcare (e)             9.6           1.1            0.6              1.1
Quorum Health Group                   1.9           6.0            3.9              4.4
Tenet Healthcare                      2.9           3.8            2.8              2.8
Universal Health Services             1.1          10.1            3.7              4.2
--------------------------------------------------------------------------------------------
MEAN                                  3.0X         18.3X          13.1X             5.4X
MEDIAN                                2.0           7.2            3.8              4.3
============================================================================================
============================================================================================


                                                                            (1998E
                                        1998E              (EBITDAR -      EBITDAR -
                                       EBITDAR/            CAP. EX.)/     CAP. EX.)/
                                      (INTEREST +         (INTEREST +     (INTEREST +
COMPANY (a)                              RENT)               RENT)           RENT)
=======================================================================================

Columbia/HCA                              8.9x                 5.4x            5.9x
Health Management Associates             12.6                  9.0            10.2
Paracelsus Healthcare (e)                 N.A.                 0.6             N.A.
Quorum Health Group                       4.9                  3.0             3.5
Tenet Healthcare                          3.0                  2.1             2.3
Universal Health Services                 5.0                  2.0             2.8
---------------------------------------------------------------------------------------
MEAN                                      6.9X                 3.7X            4.9X
MEDIAN                                    5.0                  2.5             3.5
=======================================================================================
=======================================================================================

(a) Financial information as of 9/30/97 except for Tenet which is as of 11/30/97. Excludes extraordinary charges/non-recurring items. Interest expense is net of investment income.
(b) Adjusted net debt = net debt + 8*rent. Adjusted levered market capitalization = equity market capitalization + net debt + 8*rent.
(c) Based on projections from Merrill Lynch (10/7/97), Morgan Stanley Dean Witter (10/15/97), GS Research (9/10/97), GS Research (10/2/97) and
    PaineWebber (9/30/97).
(d) Interest expense is net of interest and investment income.
(e) LTM figures have been restated to correct for accounting errors and irregularities at pre-merger Paracelsus.

COMMON STOCK COMPARISON OF SELECTED PHYSICIAN PRACTICE MANAGEMENT COMPANIES ($MM, EXCEPT PER SHARE DATA)(a)

                                                                             LEVERED MAREKT CAP AS A MULTIPLE OF
                          STOCK    PRICE AS                      --------------------------------------------------------------
                          PRICE    % OF 52-   EQUITY     LEVD.         SALES               EBITDA               EBIT
                          AS OF      WEEK      MKT.      MKT.    ------------------- ------------------- ----------------------
COMPANY                   3/4/98     HIGH      CAP.      CAP       LTM      LQ ANN      LTM     LQ ANN      LTM      LQ ANN
===============================================================================================================================

PRIMARY/MULTISPECIALTY
  Advanced Health
   Corporation           $ 13.94    49.3 %     $ 137     $ 228      4.9x      3.5x     62.7x     29.8x     65.9x      34.3x
  Coastal Physician
   Group                    0.75    25.0%         27        31      0.0       0.1       3.1      N.M.      N.M.       N.M.
  FPA Medical
   Management              24.13    60.3%        959     1,215      1.2       1.3      N.M.      11.7      N.M.       14.0
  MedPartners (b)          11.69    36.5%      2,300     3,309      0.5       0.5       6.8       6.3       8.6        8.1
  PhyCor (d)               25.81    72.7%      1,663     2,042      2.0       1.8       8.8      10.6      11.6       15.9
  PhyMatrix (e)            12.69    74.6%        381       373      1.2       1.0      N.M.       7.4      13.2        9.7
  Sheridan Healthcare      14.88    90.2%        95        125      1.3       1.3       9.8       9.4      12.4       11.6
----------------------------------------------------------------------------------------------------------------------------
     HIGH                           90.2%                           4.9x      3.5x     62.7x     29.8x     65.9x      34.3x
     LOW                            25.0%                           0.0       0.1       3.1       6.3       8.6        8.1
     MEAN                           58.4%                           1.6       1.4      18.2      12.5      22.3       15.6
     MEDIAN                         60.3%                           1.2       1.3       8.8      10.0      12.4       12.8
----------------------------------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                $ 15.50    76.5%      $ 181     $ 282      2.2x      1.7x      8.8x      7.7x     17.3x      17.5x
  American Oncology
   Resources             $ 15.38    80.9%      $ 448     $ 561      1.9x      1.7x     10.2x      9.2x     13.4x      12.2x
  Apogee                    2.63    56.7%         26        38      0.5       0.6x     17.9       N.M.      N.M.       N.M.
  Complete
   Management (e)          10.63    52.8%        121       189      3.0       2.3x      4.3       8.9       4.8       11.6
  EquiMed                  20.44    80.1%        91        111      1.4       1.2x      2.5       5.2       2.9        6.7
  Concentra Managed
   Care                    34.06    85.7%      1,300     1,418      3.2       2.9x     20.6      15.5      25.4       19.5
  Omega Health Systems      7.31    79.1%         56        67      0.9       0.7x     12.2       9.6      17.9       13.2
  Orthodontic Centers
   of America              18.69    92.3%        833       831      7.8       6.6x     22.2      18.8      25.6       21.8
  Pediatrix Medical
   Group                   40.56    80.4%        612       576      4.9       4.2x     17.7      14.3      20.0       16.3
  Physician Reliance
   Network(c)              12.00    92.3%        587       631      2.1       1.9x     46.5      10.8      N.M.       17.4
  Physician Resource
   Group (f)                4.00    27.4%        120       236      0.6       0.6x      9.6       0.9      71.6        0.9
  Specialty Care
   Network                 12.25    87.5%        214       397      8.1       6.8x     44.5       8.3      52.7        8.7
----------------------------------------------------------------------------------------------------------------------------
  HIGH                              92.3%                           8.1x      6.8x     46.5x     18.8x     71.6x      21.8x
  LOW                               27.4%                           0.5       0.6       2.5       0.9       2.9        0.9
  MEAN                              74.3%                           3.0       2.6      18.1       9.9      25.2       13.3
  MEDIAN                            80.3%                           2.1       1.8      15.0       9.2      19.0       13.2
----------------------------------------------------------------------------------------------------------------------------

                                                 IBES        CAL. P/E TO
                            CAL. P/E MULTIPLE     L-T        GROWTH RATE        MKT./
                            -----------------    GROWTH   ------------------    BOOK
COMPANY                      1998E     1999E      RATE      1998E     1999E     VALUE
======================================================================================

PRIMARY/MULTISPECIALTY
  Advanced Health
   Corporation             $  26.3x     13.0x     29.3%      0.9x      0.4x      3.5x
  Coastal Physician
   Group                      N.M.      N.A.      N.A.      N.M.      N.M.       0.2
  FPA Medical
   Management                 26.2      17.9      33.6%      0.8       0.5       6.7
  MedPartners (b)             21.3      12.3      22.3%      1.0       0.6       2.5
  PhyCor (d)                  22.8      17.2      31.7%      0.7       0.5       2.2
  PhyMatrix (e)               18.4      14.1      30.2%      0.6       0.5       2.1
  Sheridan Healthcare         24.0      19.3      28.3%      0.8       0.7       2.4
--------------------------------------------------------------------------------------
     HIGH                     26.3x     19.3x     33.6%      1.0x      0.7x      6.7x
     LOW                      18.4      12.3      22.3%      0.6       0.4       0.2
     MEAN                     23.2      15.6      29.2%      0.8       0.5       2.8
     MEDIAN                   23.4      15.7      29.8%      0.8       0.5       2.4
--------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                  $  25.8x     19.1x     23.0%      1.1x      0.8x      1.3x
  American Oncology
   Resources               $  24.0x     18.5x     29.3%      0.8x      0.6x      1.8x
  Apogee                      10.5      N.A.      10.0%      1.1       N.M.      0.4
  Complete
  Management (e)              13.4       9.7      33.1%      0.4       0.3       1.4
  EquiMed                      7.1       N.A.      N.A.      N.M.      N.M.      3.9
  Concentra Managed
   Care                       30.4      23.5      30.2%      1.0       0.8       6.2
  Omega Health Systems        29.3      20.3      33.8%      0.9       0.6       2.5
  Orthodontic Centers
   America                    26.7      19.7      35.1%      0.8       0.6       5.9
  Pediatrix Medical
    Group                     23.9      19.3      29.2%      0.8       0.7       3.9
  Physician Reliance
   Network(c)                 23.1      18.2      24.2%      1.0       0.8       2.1
  Physician Resource
   Group (f)                   8.2       8.0      19.2%      0.4       0.4       0.4
  Specialty Care
   Network                    21.5      16.6      33.3%      0.6       0.5       3.6
--------------------------------------------------------------------------------------
     HIGH                     30.4x     23.5x     35.1%      1.1x      0.8x      6.2x
     LOW                       7.1       8.0      10.0%      0.4       0.3       0.4
     MEAN                     20.3      17.3      27.3%      0.8       0.6       2.8
     MEDIAN                   23.5      18.8      29.3%      0.8       0.6       2.3
--------------------------------------------------------------------------------------

(a) Financial information as 9/30/97, except for Phymatrix. LQ Ann indicates last quarter annualized.
(b) LTM figures represent stand-alone 1996 data and restated 1997 data pro forma for combination with InPhyNet. Excludes merger expense of $34.7MM and $59.4MM in 1996 and 1997, respectively.
(c) Excludes $37.8MM additional provision for uncollectible account receivables.
(d) The company announced on 10/29/97 that it will acquire MedPartners in a pooling-of-interests transaction. LTM figures represent stand-alone data.
(e) In October 1997, Complete Management issued $5mm of 8% notes, which will be converted into common shares if principal is not repaid at maturity. Holders also received an aggregate of 15,000 common shares.
(f) On November 18, 1997, the company opened a new credit facility of $20mm, which will be secured by subsidiaries' stock and by the guarantee of board members.

COMMON STOCK COMPARISON OF SELECTED PHYSICIAN PRACTICE MANAGEMENT COMPANIES (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)(a)

                                                      MARGINS
                                 --------------------------------------------------          GROWTH
                                         EBITDA                     EBIT            -------------------------
                                 ------------------------ -------------------------     IBES          EPS      NET DEBT/
COMPANY                              LTM          LQ          LTM           LQ       LONG-TERM    '98E/'97E    BK. EQUITY
-------------------------------------------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health Corporation        7.8%         8.0%        7.4%         8.0%        29.3%       101.9%       232.1%
  Coastal Physician Group            1.4%         N.M.        N.M.         N.M.         N.A.         N.A.         N.M.
  FPA Medical Management             N.M.         8.9%        N.M.         6.5%        33.6%        46.7%       180.8%
  MedPartners (b)                    8.1%         7.8%        6.3%         6.0%        22.3%        72.7%       109.6%
  PhyCor (d)                        22.6%        40.1%       17.1%        34.5%        31.7%        32.7%        50.9%
  PhyMatrix (e)                     12.6%        13.2%        9.4%        10.0%        30.2%        30.4%         N.M.
  Sheridan Healthcare               13.3%        13.4%       10.5%        10.7%        28.3%        24.2%        73.6%
-------------------------------------------------------------------------------------------------------------------------
     HIGH                           22.6%        40.1%       17.1%        34.5%        33.6%       101.9%       232.1%
     LOW                             1.4%         7.8%        6.3%         6.0%        22.3%        24.2%        50.9%
     MEAN                           11.0%        15.2%       10.2%        12.6%        29.2%        51.5%       129.4%
     MEDIAN                         10.4%        11.0%        9.4%         9.0%        29.8%        39.7%       109.6%
-------------------------------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                           24.9%        22.3%       12.7%         9.9%        23.0%        35.0%        86.9%

  American Oncology Resources       18.5%        18.4%       14.2%        14.0%        29.3%        29.7%        46.8%
  Apogee                             2.9%         5.5%        N.M.         1.5%        10.0%         N.A.        18.7%
  Complete Management (e)           68.7%        87.4%       61.3%        80.2%        33.1%        39.2%        84.5%
  EquiMed                           54.7%        23.7%       48.6%        17.8%         N.A.         N.A.        76.1%
  Concentra Managed Care            15.4%        17.6%       12.5%        13.4%        30.2%        29.5%        56.1%
  Omega Health Systems               7.8%         7.7%        5.3%         5.3%        33.8%        44.0%        45.0%
  Orthodontic Centers of America    35.0%        35.1%       30.4%        30.4%        35.1%        35.7%         N.M.
  Pediatrix Medical Group           27.8%        28.1%       24.6%        24.8%        29.2%        23.5%         N.M.
  Physician Reliance Network(c)      4.5%         0.2%        N.M.         N.M.        24.2%        26.9%        17.0%
  Physician Resource Group (f)       6.3%         3.2%        0.8%         N.M.        19.2%         2.0%        38.8%
  Specialty Care Network            18.1%        24.0%       15.3%        19.9%        33.3%        29.8%       304.3%
-------------------------------------------------------------------------------------------------------------------------
  HIGH                              68.7%        87.4%       61.3%        80.2%        35.1%        44.0%       304.3%
  LOW                                2.9%         0.2%        0.8%         1.5%        10.0%         2.0%        17.0%
  MEAN                              23.7%        22.8%       22.6%        21.7%        27.3%        29.5%        77.4%
  MEDIAN                            18.3%        20.3%       14.7%        15.9%        29.3%        29.8%        51.4%
-------------------------------------------------------------------------------------------------------------------------


                                                               TOTAL DEBT/EBIDTA
                                 TOT. DEBT/   TOT. DEBT/   -------------------------
COMPANY                           MKT. CAP     MKT. CAP        LTM         LQANN
------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health Corporation      70.9%        40.9%       26.1 x        7.4 x
  Coastal Physician Group           5.1%        17.4%        0.6          N.M.
  FPA Medical Management           66.7%        23.0%        N.M.         1.1
  MedPartners (b)                  57.5%        35.1%        2.6          0.9
  PhyCor (d)                       35.9%        20.0%        1.8          0.3
  PhyMatrix (e)                    19.0%        10.2%        1.1          0.3
  Sheridan Healthcare              42.6%        23.6%        2.3          0.8
------------------------------------------------------------------------------------
     HIGH                          70.9%        40.9%       26.1 x        7.4 x
     LOW                            5.1%        10.2%        0.6          0.3
     MEAN                          42.5%        24.3%        5.8          1.8
     MEDIAN                        42.6%        23.0%        2.0          0.8
------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                          49.2%        43.3%        4.3 x        3.8 x

  American Oncology Resources      32.7%        20.8%        2.2 x        0.7 x
  Apogee                           18.3%        35.8%        6.8          1.2
  Complete Management (e)          47.7%        41.4%        1.9          0.5
  EquiMed                          46.6%        19.8%        0.5          0.4
  Concentra Managed Care           39.6%         9.6%        2.0          0.6
  Omega Health Systems             41.2%        21.8%        2.9          0.9
  Orthodontic Centers of America    1.8%         0.3%        0.1          0.0
  Pediatrix Medical Group           1.8%         0.5%        0.1          0.0
  Physician Reliance Network(c)    15.1%         8.0%        3.7         23.0
  Physician Resource Group (f)     30.3%        52.1%        5.3          3.3
  Specialty Care Network           75.6%        46.6%       20.9          6.2
------------------------------------------------------------------------------------
  HIGH                             75.6%        52.1%       20.9 x       23.0 x
  LOW                               1.8%         0.3%        0.1          0.0
  MEAN                             33.3%        25.0%        4.2          3.4
  MEDIAN                           36.1%        21.3%        2.5          0.8
------------------------------------------------------------------------------------

(a) Financial information as 9/30/97, except for Phymatrix. LQ Ann indicates last quarter annualized.
(b) LTM figures represent stand-alone 1996 data and restated 1997 data pro forma for combination with InPhyNet. Excludes merger expense of $34.7MM and $59.4MM in 1996 and 1997, respectively.
(c) Excludes $37.8MM additional provision for uncollectible account receivables.
(d) The company announced on 10/29/97 that it will acquire MedPartners in a pooling-of-interests transaction. LTM figures represent stand-alone data.
(e) In October 1997, Complete Management issued $5mm of 8% notes, which will be converted into common shares if principal is not repaid at maturity. Holders also received an aggregate of 15,000 common shares.
(f) On November 18, 1997, the company opened a new credit facility of $20mm, which will be secured by subsidiaries' stock and by the guarantee of board members.

COMMON STOCK COMPARISON OF SELECTED PHYSICIAN PRACTICE MANAGEMENT COMPANIES ($MM, EXCEPT PER SHARE DATA)(a)


                                          SALES                EBITDA                 D&A                  EBIT
                                  --------------------  --------------------  -------------------- --------------------
COMPANY                              LTM      LQ ANN       LTM      LQ ANN       LTM      LQ ANN      LTM      LQ ANN
-----------------------------------------------------------------------------------------------------------------------

PRIMARY/MULTISPECIALTY
  Advanced Health Corporation    $    46.7  $    64.7   $   3.6    $   7.6     $  0.2     $  1.0    $   3.5    $   6.6
  Coastal Physician Group            709.6      398.4      10.0      (32.3)      17.3       19.3       (7.3)     (51.6)
  FPA Medical Management             994.7      962.5     (25.8)     104.3       15.9       17.3      (41.7)      87.0
  MedPartners (b)                  6,027.2    6,456.2     486.5      525.3      103.9      117.7      382.6      407.7
  PhyCor (d)                       1,033.1    1,137.2     233.2      192.0       56.6       63.8      176.6      128.2
  PhyMatrix (e)                      300.2      366.3      38.0       50.4        9.7       11.9       28.3       38.5
  Sheridan Healthcare                 95.7       97.1      12.8       13.3        2.7        2.6       10.1       10.7
-----------------------------------------------------------------------------------------------------------------------
     HIGH                        $ 6,027.2  $ 6,456.2   $ 486.5    $ 525.3                          $ 382.6    $ 407.7
     LOW                              46.7       64.7     (25.8)     (32.3)                           (41.7)     (51.6)
     MEAN                          1,315.3    1,354.6     108.3      123.0                             78.9       89.6
     MEDIAN                          709.6      398.4      12.8       50.4                             10.1       38.5
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                        $   128.9  $   163.2   $  32.0    $  36.4     $ 15.7     $ 20.3    $  16.3    $  16.1
  American Oncology Resources    $   295.8  $   329.2   $  54.8    $  60.9     $ 12.9     $ 14.9    $  41.9    $  46.1
  Apogee                              73.6       68.4       2.2        4.0        3.0        2.9       (0.8)       1.1
  Complete Management (e)             63.9       80.9      43.9       21.1        4.7        4.9       39.1       16.2
  EquiMed                             79.8       95.2      43.6       21.4        4.8        4.9       38.8       16.6
  Concentra Managed Care             448.7      482.2      69.0       91.3       13.1       18.6       55.9       72.7
  Omega Health Systems                70.3      101.1       5.5        6.9        1.7        1.9        3.7        5.1
  Orthodontic Centers of
    America                          107.0      125.8      37.4       44.1        4.9        6.1       32.5       38.1
  Pediatrix Medical Group            116.6      137.8      32.5       40.4        3.7        5.1       28.7       35.3
  Physician Reliance Network(c)      299.2      337.9      13.6       58.5       20.4       22.2       (6.9)      36.3
  Physician Resource Group (f)       392.1      407.1      24.5      271.8       21.2       22.8        3.3      248.9
  Specialty Care Network              49.4       58.8       8.9       47.6        1.4        1.8        7.5       45.9
-----------------------------------------------------------------------------------------------------------------------
  HIGH                           $   448.7  $   482.2   $  69.0    $ 271.8                          $  55.9    $ 248.9
  LOW                                 49.4       58.8       2.2        4.0                             (6.9)       1.1
  MEAN                               177.1      199.0      30.7       58.7                             21.7       48.2
  MEDIAN                             111.8      131.8      32.2       42.3                             22.5       35.8
-----------------------------------------------------------------------------------------------------------------------

                                     EPS
                             --------------------     BK.     TOTAL
                               1998E     1999E      EQUITY     DEBT       CASH     NET DEBT
--------------------------------------------------------------------------------------------
PRIMARY/MULTISPECIALTY
  Advanced Health Corporation $ 0.53     $ 1.07     $ 39.0    $   95.0     $ 4.4   $   90.6
  Coastal Physician Group      (0.29)      N.A.      105.8         5.7       5.7       (0.0)
  FPA Medical Management        0.92       1.35      142.5       285.9      28.3      257.6
  MedPartners (b)               0.55       0.95      920.2     1,244.1     235.7    1,008.3
  PhyCor (d)                    1.13       1.50      744.3       416.2      37.5      378.7
  PhyMatrix (e)                 0.69       0.90      185.1        43.5      52.2       (8.7)
  Sheridan Healthcare           0.62       0.77       39.7        29.5       0.3       29.2
--------------------------------------------------------------------------------------------
     HIGH                                          $ 920.2   $ 1,244.1   $ 235.7   $1,008.3
     LOW                                              39.0         5.7       0.3       (8.7)
     MEAN                                            310.9       302.8      52.0      250.8
     MEDIAN                                          142.5        95.0      28.3       90.6
--------------------------------------------------------------------------------------------
SPECIALTY
  CATAWBA                     $ 0.60     $ 0.81    $ 143.0    $  138.3    $ 14.0   $  124.3
  American Oncology Resources $ 0.64     $ 0.83    $ 242.6    $  117.8     $ 4.3   $  113.6
  Apogee                        0.25       N.A.       65.6        14.7       2.4       12.2
  Complete Management (e)       0.79       1.10       93.4        85.2       6.2       79.0
  EquiMed                       2.87       N.A.       25.7        22.4       2.9       19.6
  Concentra Managed Care        1.12       1.45      210.9       138.0      19.7      118.3
  Omega Health Systems          0.25       0.36       22.5        15.8       5.6       10.1
  Orthodontic Centers of
    America                     0.70       0.95      141.6         2.6       3.0       (0.4)
  Pediatrix Medical Group       1.70       2.10      155.5         2.8      11.3       (8.5)
  Physician Reliance Network(c) 0.52       0.66      285.5        50.7       2.2       48.5
  Physician Resource Group (f)  0.49       0.50      299.9       130.2      13.7      116.5
  Specialty Care Network        0.57       0.74       60.3       186.5       3.1      183.4
--------------------------------------------------------------------------------------------
     HIGH                                          $ 299.9    $  186.5    $ 19.7   $  183.4
     LOW                                              22.5         2.6       2.2       (8.5)
     MEAN                                            145.5        75.4       7.4       68.0
     MEDIAN                                          142.3        67.9       5.0       63.7
--------------------------------------------------------------------------------------------

(a) Financial information as 9/30/97, except for Phymatrix. LQAnn indicates last quarter annualized
(b) LTM figures represent stand-alone 1996 data and restated 1997 data pro forma for combination with InPhyNet. Excludes merger expense of $34.7 MM and $59.4 MM in 1996 and 1997, respectively
(c) Excludes $37.8 MM additional provision for uncollectible account receivables

                                   EXHIBIT 11

COMPARISON OF SELECTED ACQUISITIONS IN THE HOSPITAL INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                           MULTIPLE OF ENTERPRISE VALUE
                                                                         MULTIPLE OF     ---------------------------------
    DATE                            CONSIDERATION         LEVERAGED      EQUITY VALUE        LTM        LTM         LTM
  ANNOUNCED     ACQUIROR/TARGET       PER SHARE         CONSIDERATION   LTM NET INCOME      SALES       EBIT      EBITDA
--------------------------------------------------------------------------------------------------------------------------
Jan-97        Tenet Healthcare     N.A.                       $134             N.A.         0.5 x      N.A.       N.A.
              Corp./Deaconess
              Incarnate Word
              Health System (b)

Oct-96        Tenet Healthcare     1.35 shares               2,876            19.0 x        1.4       12.5 x      8.4 x
              Corp./OrNda          ($29.87 implied
              HealthCorp           value)

Apr-96        Paracelsus           1.0 share ($8.50            392             N.M.         0.9       14.0        7.0
              Healthcare/          implied value)
              Champion
              Healthcare

Oct-94        Columbia/HCA         0.88 shares               5,084            19.7          1.8       12.7        9.0
              Healthcare/Health    ($37.62 implied
              Trust                value)

Sep-94        National Medical     0.42 shares and           3,300            13.9          1.4       10.1        6.8
              Enterprises/American $19.00 cash
              Medical Holdings (c) ($25.83 implied
                                   value)

Jan-94        Health Trust/EPIC    $7.00 cash                1,004             N.M.         1.0       15.4        8.2
              Healthcare Group

Dec-93        OrNda HealthCorp/    0.2157 OrNda                354            13.6          0.7        7.7        5.3
              Summit Health Ltd.   shares and
                                   $5.50 cash
                                   ($8.25 implied
                                   value)

(DOLLARS IN MILLIONS)


    DATE                                       PREMIUM OVER
  ANNOUNCED       ACQUIROR/TARGET              MARKET VALUE (A)           BUSINESS OF ACQUIRED COMPANY
----------------------------------------------------------------------------------------------------------------------
Jan-97          Tenet Healthcare                   N.A.                   Owns and operates a 1,327-bed health
                Corp./Deaconess                                           system which includes 3 acute care
                Incarnate Word                                            hospitals and related services.
                Health System (b)

Oct-96          Tenet Healthcare                  16.5%                   OrNda is a provider of inpatient and
                Corp./OrNda                                               outpatient services in 15 states.  As of
                HealthCorp                                                8/31/96, the co. owned 49 general acute
                                                                          care hospitals, 6 surgery centers, numerous
                                                                          outpatient and specialty clinics and one
                                                                          psychiatric hospital.

Apr-96          Paracelsus Healthcare/             N.M.                   Champion is an operator and owner of acute
                Champion Healthcare                                       care and specialty care hospitals with a
                                                                          total of 722 licensed beds in Texas, Utah
                                                                          and Virginia and two psychiatric hospitals
                                                                          with a total of 219 beds in Missouri and
                                                                          Louisiana.

Oct-94          Columbia/HCA Healthcare/          28.0%                   One of the largest providers of health care
                Health Trust                                              services in the United States, delivering
                                                                          inpatient, outpatient and other health care
                                                                          services.  As of October 31, 1994, Health
                                                                          Trust operated 116 acute care hospitals, all
                                                                          of which were owned or leased.

Sep-94          National Medical Enterprises/      9.9%                   The company owns and operates approximately
                American Medical Holdings (c)                             36 acute care hospitals and one psychiatric
                                                                          hospital across 13 states, offering a
                                                                          variety of inpatient and outpatient services
                                                                          such as medical/surgical, obstetric,
                                                                          diagnostic, specialty and home health care.

Jan-94          HealthTrust/EPIC Healthcare        N.A.                   Healthcare service provider which owns and
                Group                                                     operates 34 acute care hospitals and related
                                                                          healthcare businesses.  EPIC's hospitals
                                                                          offer inpatient, outpatient, and other
                                                                          speciality services and are located
                                                                          primarily in the southern and western U.S.

Dec-93          OrNda HealthCorp/Summit           22.2%                   Operator of acute care hospitals, nursing
                Health Ltd.                                               facilities, medical office buildings,
                                                                          retirement hotels, hemodialysis centers, a
                                                                          substance abuse center and an internal
                                                                          nutrition therapy service center.  Hospitals
                                                                          are located in CA, TX, AR and IA.

COMPARISON OF SELECTED ACQUISITIONS IN THE HOSPITAL INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                           MULTIPLE OF ENTERPRISE VALUE
                                                                         MULTIPLE OF     ---------------------------------
    DATE                            CONSIDERATION         LEVERAGED      EQUITY VALUE        LTM        LTM         LTM
  ANNOUNCED     ACQUIROR/TARGET       PER SHARE         CONSIDERATION   LTM NET INCOME      SALES       EBIT      EBITDA
--------------------------------------------------------------------------------------------------------------------------

Nov-93        OrNda HealthCorp/    0.6 OrNda                   397            18.7          1.2       14.9         8.8
              American Healthcare  shares ($8.70
              Management           implied value)

Oct-93        Columbia Healthcare  1.05 Columbia             7,589            16.1          1.5        9.4         7.1
              Corp./HCA-Hospital   shares ($31.76
              Corp. of America     implied value).

Oct-93        Quorum Health        N.A.                        340             N.A.          1.0       N.A.        5.0
              Group/10 Hospitals
              of Charter Medical
              Corp.

Jun-93        Columbia Hospital    0.775 share of            3,188            12.2           1.1       9.5         6.1
              Corp./Galen Health   Columbia
              Care                 Hospital
                                   Common
                                   ($19.96)

Jul-89        IMA Holdings Corp./  $26.50 cash               3,135            32.2           1.1      11.9         6.7
              American Medical
              International

Mar-89        Management group/    $43.00 cash               3,637            15.5           1.4       9.6         6.9
              Hospital Corporation plus $6.00
              of America (c)       principal amount
                                   of subordinated
                                   debentures plus
                                   0.167 share of
                                   pay in-kind

(DOLLARS IN MILLIONS)


    DATE                                       PREMIUM OVER
  ANNOUNCED       ACQUIROR/TARGET              MARKET VALUE (A)           BUSINESS OF ACQUIRED COMPANY
----------------------------------------------------------------------------------------------------------------------

Nov-93          OrNda HealthCorp/American          45.0%                  American Healthcare Management Inc., along
                Healthcare Management                                     with its subsidiaries, owns or leases 16
                                                                          acute-care hospitals in nine states. The
                                                                          Company's hospitals provide all medical and
                                                                          surgical services.

Oct-93          Columbia Healthcare Corp./         54.0%                  Hospital Corporation of America and its
                HCA-Hospital Corp. of                                     subsidiaries own and operate
                America                                                   medical-surgical and psychiatric hospitals
                                                                          in the US and abroad. The company owns 73
                                                                          medical-surgical and 25 psychiatric
                                                                          hospitals in 22 southern and western states.

Oct-93          Quorum Health Group/10              N.A.                  10 general acute care hospitals with 1,421
                Hospitals of Charter Medical                              beds located in Macon and Atlanta, GA., Las
                Corp.                                                     Vegas, NV, Texas, Louisiana, Virginia,
                                                                          California and Iowa.

Jun-93          Columbia Hospital Corp./           43.8%                  Operates 73 acute care hospitals with 16,845
                Galen Health Care                                         beds, in 19 states and two foreign countries.

Jul-89          IMA Holdings Corp./American        16.5%                  Owns 80 medical/surgical hospitals and 49
                Medical International                                     psychiatric hospitals and 3 substance abuse
                                                                          clinics in the United States and 28
                                                                          hospitals internationally.

Mar-89          Management Group/Hospital          37.4%                  Owns 80 medical/surgical hospitals and 49
                Corporation of America (c)                                psychiatric hospitals and 3 substance abuse
                                                                          clinics in the United States and 28
                                                                          hospitals internationally.

                                                           MULTIPLE OF ENTERPRISE VALUE
                                          MULTIPLE OF    ---------------------------------
                        LEVERED          EQUITY VALUE        LTM        LTM         LTM       PREMIUM OVER
                     CONSIDERATION      LTM NET INCOME      SALES       EBIT      EBITDA    MARKET VALUE (A)
                     -------------     ----------------  ----------- ----------  ---------  ----------------
    -----------------------------------------------------------------------------------------------------------------
        HIGH            $7,589              32.2 X          1.8 X      15.4 X       9.0 X          54%
        MEAN             2,418              17.9            1.2        11.6         7.1            30%
        MEDIAN           2,876              16.1            1.1        11.9         6.9            28%
        LOW                134              12.2            0.5         7.7         5.0            10%
    -----------------------------------------------------------------------------------------------------------------

(a) Consideration per share over market value per share 4 weeks prior to announcement of transaction.
(b) Multiple of sales calculated by dividing levered consideration by net operating revenues.
(c) Premium over market value is premium 10 days prior to announcement of transaction.

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)

                                                                                      CONSIDERATION/                EQUITY
                                                            LEVERED             -----------------------------      VALUE/NET
     DATE            TARGET              ACQUIROR        CONSIDERATION          SALES      EBITDA      EBIT         INCOME
-----------------------------------------------------------------------------------------------------------------------------
10/1/1997      MedPartners          Phycor                    $8,065.3          1.3 x      16.6 x     21.1 x        N.M.
(terminated)

Oct-97         Health Partners      FPA Medical                  185.2          1.2         N.A.       N.A.         N.M.
                                    Management

Aug-97         Occusystems          CRA Managed Care             545.3          3.1        17.4       22.9         26.3

Jul-97         InPhyNet Medical     MedPartners                  493.0          1.3        18.2       22.0         26.6
               Management

Nov-96         AHI Healthcare       FPA Medical                  129.6          1.1         7.2        8.4         N.M.
                                    Management

Oct-96         American Ophthalmic, Physicians Resource           75.2          N.A.        N.A.       N.A.         N.A.
               Inc.                 Group

Oct-96         Equimed-             Physicians Resource           65.0          N.A.        N.A.       N.A.         N.A.
               Ophthalmology Div.   Group

Sep-96         Caremark             MedPartners                3,078.6          1.3        17.4       21.7         31.5

Aug-96         Houston Eye Assoc.,  Physicians Resource           91.0          N.A.        N.A.       N.A.         N.A.
               P.A., Cinn. Eye      Group
               Institute

Jul-96         Foundation Health 2  FPA Medical                   20.0          0.3         N.A.       N.A.         N.A.
               Physician Groups     Management

Jun-96         Physicians First     FPA Medical                   23.0          0.2         N.A.       N.A.         N.A.
                                    Management

Jun-96         Foundation Health 3  FPA Medical                   23.4          N.A.        N.A.       N.A.         N.A.
               Physician Groups     Management

May-96         Cardinal Healthcare  MedPartners Mullikin           N.A.         N.A.        N.A.       N.A.         N.A.

(DOLLARS IN MILLIONS)


                                             PREMIUM PAID
                                       -----------------------
                                                     4 WEEKS
     DATE       TARGET                  1 D. PRIOR     PRIOR             BUSINESS OF TARGET
--------------------------------------------------------------------------------------------------------------
10/1/1997     MedPartners                  37.4%        59.4%        Operates in 40 states.  Develops,
(terminated)                                                         consolidates and manages healthcare
                                                                     delivery systems.  Manages the nation's
                                                                     largest independent prescription
                                                                     management company.

Oct-97        Health Partners               N.A.         N.A.        Provides PPM services.  Affiliated with 8
                                                                     physician group practices and 6
                                                                     independent practice associations,
                                                                     representing about 1,700 physicians in 5
                                                                     geographic markets

Aug-97        Occusystems                  16.4%        (8.2)%       Nation's largest occupational healthcare
                                                                     PPM.  Manages 201 physicians in 115
                                                                     centers located in 16 states.  The new entity
                                                                     is called Concentra Managed Care (CCMC)

Jul-97        InPhyNet Medical             (0.8)%       25.4         Provides PPM services with primary care
              Management                                             physicians in 188 sites in 26 states

Nov-96        AHI Healthcare               10.9%        23.7%        Operates and integrates groups of primary
                                                                     care physicians into local managed care
                                                                     networks

Oct-96        American Ophthalmic           N.A.         N.A.        Acquired from Welsh Carson.  Includes
              Inc.                                                   consolidated ophthalmology practices.

Oct-96        Equimed-                      N.A.         N.A.        Consolidated second largest competitor in
              Ophthalmology Div.                                     ophthalmology PPM business

Sep-96        Caremark                      9.9%        18.2%        Caremark also includes 15 million member
                                                                     PBM business

Aug-96        Houston Eye Assoc.,           N.A.         N.A.        Practices acquired include some of the
              P.A., Cinn. Eye                                        largest ophthalmology practices in the US
              Institute

Jul-96        Foundation Health 2           N.A.         N.A.        IPAs in FL and AZ; include 63 physicians,
              Physician Groups                                       30 health care centers

Jun-96        Physicians First              N.A.         N.A.        40 Primary care clinics in FL

Jun-96        Foundation Health 3           N.A.         N.A.        Physician groups in CA
              Physician Groups

May-96        Cardinal Healthcare           N.A.         N.A.        Multi-specialty group in NC, 31 locations;
                                                                     also affiliated w/3 IPAs in NC

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                      CONSIDERATION/                EQUITY
                                                            LEVERED             -----------------------------      VALUE/NET
     DATE            TARGET              ACQUIROR        CONSIDERATION          SALES      EBITDA      EBIT         INCOME
-----------------------------------------------------------------------------------------------------------------------------
May-96         Sterling Healthcare  FPA Medical                  167.1          1.3        22.4        26.3          50.6
                                    Management


Mar-96         EyeCorp              Physicians Resource          164.4          N.A.        N.A.        N.A.          N.A.
                                    Group

Oct-96         Straub Clinic &      PhyCor                         N.A.         N.A.        N.A.        N.A.          N.A.
               Hospital


Sep-96         HRM Claim            Health Program                 N.A.         N.A.        N.A.        N.A.          N.A.
               Management, a unit   Managers
               of Health Risk
               Management

Aug-96         Certain assets of    PhyCor                         N.A.         N.A.        N.A.        N.A.          N.A.
               Medical Arts Clinic
               and Wilmington
               Health Associates

Jul-96         Emergency            MedPartners                    N.A.         N.A.        N.A.        N.A.          N.A.
               Professional
               Services

Jul-96         Foundation Health2   FPA Medical                  220.0          3.7         N.A.        N.A.          N.A.
               Physician Groups     Management

Mar-96         CHS Management       MedPartners                   47.0          5.9         N.A.        N.A.          N.A.

Feb-96         Colkitt Oncology     Equivision                   131.2          2.5         N.A.        N.A.          N.A.
               Group

Jan-96         19 Acquisitions      Apogee                        24.1          0.3         N.A.        N.A.          N.A.

Jan-96         CIGNA Healthcare     Caremark                     142.0          0.4         N.A.        N.A.          N.A.
               of CA

Dec-95         Pacific Physician    MedPartners                  323.6          0.8         9.2        13.7          29.8
               Services


Dec-95         10 Eye-care Clinics  Physicians Resource           36.6          N.A.        N.A.         N.A.         N.A.
               (including Mann      Group
               Berkeley)

Nov-95         North Suburban       Caremark                       N.A.         N.A.        N.A.         N.A.         N.A.

(DOLLARS IN MILLIONS)


                                             PREMIUM PAID
                                       -----------------------
                                                     4 WEEKS
     DATE       TARGET                  1 D. PRIOR     PRIOR             BUSINESS OF TARGET
--------------------------------------------------------------------------------------------------------------
May-96         Sterling Healthcare        (3.1)%       13.0%         Contract management and support services to
                                                                     hospital emergency departments in 91 hospitals
                                                                     in 19 states

Mar-96         EyeCorp                     N.A.         N.A.         63 eye-care practices in 10 states; 94 offices
                                                                     and 5 ambulatory centers

Oct-96         Straub Clinic &             N.A.         N.A.         Owns and operates multi-specialty clinics
               Hospital                                              through an organized physician group practice in
                                                                     Hawaii

Sep-96         HRM Claim                   N.A.         N.A.         Provides health services in Michigan
               Management, a unit
               of Health Risk
               Management

Aug-96         Certain assets of           N.A.         N.A.         Owns and operates doctors' offices in North
               Medical Arts Clinic                                   Dakota
               and Wilmington
               Health Associates

Jul-96         Emergency                   N.A.         N.A.         Provide emergency medical services in Ohio
               Professional
               Services

Jul-96         Foundation Health2          N.A.         N.A.         IPAs in FL and AZ; includes 63 physicians
               Physician Groups

Mar-96         CHS Management              N.A.         N.A.         Manages Physician practice groups in CA

Feb-96         Colkitt Oncology            N.A.         N.A.         30 Oncology centers
               Group

Jan-96         19 Acquisitions             N.A.         N.A.         19 small group practices

Jan-96         CIGNA Healthcare            N.A.         N.A.         HMOs and clinics in CA
               of CA

Dec-95         Pacific Physician           7.2%        18.0%         HMO network in CA, AZ and NV Hospital-base
               Services                                              groups in Southeast and pacific Northwest


Dec-95         10 Eye-care Clinics         N.A.         N.A.         10 eye-care practices in TN, AR, MS and TX
               (including Mann
               Berkeley)

Nov-95         North Suburban              N.A.         N.A.         Medical Center-Skokie, Ill.

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                      CONSIDERATION/                EQUITY
                                                            LEVERED             -----------------------------      VALUE/NET
     DATE            TARGET              ACQUIROR        CONSIDERATION          SALES      EBITDA      EBIT         INCOME
-----------------------------------------------------------------------------------------------------------------------------
Aug-95         Mullikin, L.P.       MedPartners                 349.9           0.9        N.A.      N.A.          N.A.

Jun-95         Atlanta Medical      Caremark                      N.A.          N.A.       N.A.      N.A.          N.A.
               Associates

Jun-95         Medical/Pediatric    Caremark                      N.A.          N.A.       N.A.      N.A.          N.A.
               Groups

Jun-95         Ogden Clinic, P.C.   Phycor                        N.A.          N.A.       N.A.      N.A.          N.A.

Jun-95         Arizona Managed      FPA                           N.A.          N.A.       N.A.      N.A.          N.A.
               Care

Jun-95         Gonzaba              FPA                           N.A.          N.A.       N.A.      N.A.          N.A.

Jun-95         Med Center           MedPartners                  10.0           0.9        N.A.      N.A.          N.A.

Jun-95         Vanguard             MedPartners                   N.A.          N.A.       N.A.      N.A.          N.A.
               Healthcare

May-95         PAPP Clinic P.C.     Phycor                        N.A.          N.A.       N.A.      N.A.          N.A.

May-95         Better Health Plan   Coastal                      20.0           0.9        N.A.      N.A.          N.A.
               Inc.

May-95         Arnett Clinic        Phycor                       59.7           0.7        N.A.      N.A.          N.A.

Apr-95         Team Health Group    PPSI                         52.4           0.8        N.A.      N.A.          N.A.

Feb-95         Tidewater Primary    Phycor                        N.A.          N.A.       N.A.      N.A.          N.A.
               Care

Feb-95         North American       Phycor                       32.9           1.3        N.A.      N.A.          N.A.
               Medical
               Management

Dec-94         Raleigh Family       PPSI                          4.0           0.9        N.A.      N.A.          N.A.
               Group

Nov-94         Burns Clinic Medical Phycor                       21.7           0.5        N.A.      N.A.          N.A.
               Center, P.C.

(DOLLARS IN MILLIONS)


                                             PREMIUM PAID
                                       -----------------------
                                                     4 WEEKS
     DATE       TARGET                  1 D. PRIOR     PRIOR             BUSINESS OF TARGET
--------------------------------------------------------------------------------------------------------------
Aug-95         Mullikin, L.P.              N.A.        N.A.          Group practices:  58 medical centers in CA, OR
                                                                     and WA

Jun-95         Atlanta Medical             N.A.        N.A.          Specialty Clinic - 4 clinics in Atlanta, GA.
               Associates

Jun-95         Medical/Pediatric           N.A.        N.A.          Family & Pediatric Groups
               Groups

Jun-95         Ogden Clinic, P.C.          N.A.        N.A.          Ogden, UT

Jun-95         Arizona Managed             N.A.        N.A.          Phoenix, AZ, 3 sites, 50 IPA, 9 MSO
               Care

Jun-95         Gonzaba                     N.A.        N.A.          San Antonio, TX, 5 sites, 200 IPA 27 MSO

Jun-95         Med Center                  N.A.        N.A.          Cleveland, TN, 7 sites

Jun-95         Vanguard                    N.A.        N.A.          Philadelphia 7 Delaware valley largest provider
               Healthcare                                            of obstetrics and gynecology in 35 sites

May-95         PAPP Clinic P.C.            N.A.        N.A.          Newnan, GA

May-95         Better Health Plan          N.A.        N.A.          Medicaid HMO & Medical centers in Buffalo,
               Inc.                                                  N.Y.

May-95         Arnett Clinic               N.A.        N.A.          Lafayette, IN, 5 sites

Apr-95         Team Health Group           N.A.        N.A.          Knoxville, TN Emergency room staffing for 42
                                                                     hospitals

Feb-95         Tidewater Primary           N.A.        N.A.          Newport News, VA, 11 sites
               Care

Feb-95         North American              N.A.        N.A.          Independent Practice Assoc. Houston, TX, 4
               Medical                                               mkts in TX & 3 in CA, total 11 markets in 7
               Management                                            states

Dec-94         Raleigh Family              N.A.        N.A.          Family practice medical group-Raleigh, N.C.
               Group

Nov-94         Burns Clinic Medical        N.A.        N.A.          Petosky, Michigan, 9 clinics
               Center., P.C.

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                      CONSIDERATION/                EQUITY
                                                            LEVERED             -----------------------------      VALUE/NET
     DATE            TARGET              ACQUIROR        CONSIDERATION          SALES      EBITDA      EBIT         INCOME
-----------------------------------------------------------------------------------------------------------------------------
Nov-94         Advanced Health      Coastal                       N.A.          N.A.        N.A.       N.A.         N.A.
               Plans, Inc.

Nov-94         Physician Groups     Phycor                       75.5           N.A.        N.A.       N.A.         N.A.

Nov-94         - Holt-Krock Clinic                               47.7           0.6         N.A.       N.A.         N.A.

Nov-94         - Southern Plains                                  6.1           0.6         N.A.       N.A.         N.A.
               Medical Center

Nov-94         - Boulder Medical                                  N.A.          N.A.        N.A.       N.A.         N.A.
               Center

Nov-94         - North American                                   N.A.          N.A.        N.A.       N.A.         N.A.
               Medical Man

Sep-94         Nevada Medical       PPSI                          4.4           0.4         N.A.       N.A.         N.A.
               Center

Sep-94         Physicians Planning  Coastal                      29.6           1.5         N.A.       N.A.         N.A.
               Group and Health
               Care Automation

Aug-94         Family Medical       Coastal                       N.A.          N.A.        N.A.       N.A.         N.A.
               Center

Aug-94         Friendly Hills       Caremark                    125.0           0.7         N.A.       N.A.         N.A.
               Healthcare

Jun-94         Southeast Health     Coastal                      35.9           1.1         N.A.       N.A.         N.A.
               and Medical
               Association

Jun-94         HealthNet Corp.      Coastal                       3.0           0.1         N.A.       N.A.         N.A.

Aug-94         Doctors Hospital of  PPSI                         11.3           0.3         N.A.       N.A.         N.A.
               Montclair

May-94         Lakewood on Broad    Coastal                       N.A.          N.A.        N.A.       N.A.         N.A.
               Family

May-94         Apache Medical       Caremark                      5.0           N.A.        N.A.       N.A.         N.A.
               Systems Inc.

Apr-94         United Rehabilita-   Caremark                      N.A.          N.A.        N.A.       N.A.         N.A.
               tion Services

(DOLLARS IN MILLIONS)


                                             PREMIUM PAID
                                       -----------------------
                                                     4 WEEKS
     DATE       TARGET                  1 D. PRIOR     PRIOR             BUSINESS OF TARGET
--------------------------------------------------------------------------------------------------------------
Nov-94         Advanced Health             N.A.        N.A.          Doctor offices
               Plans, Inc.

Nov-94         Physician Groups            N.A.        N.A.          Multi-specialty physician clinics

Nov-94         - Holt-Krock Clinic         N.A.        N.A.          Fort Smith, Arkansas, 19 clinics

Nov-94         - Southern Plains           N.A.        N.A.          Chickasha, Oklahoma, 4 clinics
               Medical Center

Nov-94         - Boulder Medical           N.A.        N.A.          Boulder, CO
               Center

Nov-94         - North American            N.A.        N.A.          Nashville, TN
               Medical Man

Sep-94         Nevada Medical              N.A.        N.A.          Multi-specialty medical group
               Center

Sep-94         Physicians Planning         N.A.        N.A.          Medical Management and Account Services
               Group and Health
               Care Automation

Aug-94         Family Medical              N.A.        N.A.          Medical centers in Sanford, N.C.
               Center

Aug-94         Friendly Hills              N.A.        N.A.          Hospitals - La Habra, California plus 15 clinics
               Healthcare

Jun-94         Southeast Health            N.A.        N.A.          Primary care facilities
               and Medical
               Association

Jun-94         HealthNet Corp.             N.A.        N.A.          18 Medical centers in the Northeast (12 in NJ)
                                                                     (40 PCPs)

Aug-94         Doctors Hospital of         N.A.        N.A.          Medical facilities - Montclair, California
               Montclair

May-94         Lakewood on Broad           N.A.        N.A.          Doctor offices - Durham, North Carolina
               Family

May-94         Apache Medical              N.A.        N.A.          Computer programming services
               Systems Inc.

Apr-94         United Rehabilita-          N.A.        N.A.          Home health care services
               tion Services

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                      CONSIDERATION/                EQUITY
                                                            LEVERED             -----------------------------      VALUE/NET
     DATE            TARGET              ACQUIROR        CONSIDERATION          SALES      EBITDA      EBIT         INCOME
-----------------------------------------------------------------------------------------------------------------------------
Mar-94         PrimeCare Inc.         FPA                         0.8           2.7        N.A.       N.A.         N.A.

Feb-94         Lexington Clinic of    Phycor                     47.7           0.7        8.0        5.9         13.7
               KY

Feb-94         Health Mgmt Assoc.     Coastal                    84.2           0.8        N.A.       N.A.         N.A.
               of America and
               Medical Mgmt.
               Assoc.

Feb-94         Southeast Valley       PPSI                        2.7           0.5        N.A.       N.A.         N.A.
               Medical Group

Jan-94         Medical Arts Clinic    Phycor                     11.0           0.6        N.A.       N.A.         N.A.

Dec-93         Internal Medicine      Caremark                    N.A.          N.A.       N.A.       N.A.         N.A.
               Associates

Nov-93         Medical Arts Center    Phycor                      6.1           N.A.       N.A.       N.A.         N.A.

Sep-93         Downtown               PPSI                        0.5           N.A.       N.A.       N.A.         N.A.
               Physicians

Sep-93         Raleigh Clinics, P.A.  Coastal                     N.A.          N.A.       N.A.       N.A.         N.A.
               d/b/s Physicians
               Immediate Care
               Centers

Aug-93         Riverside Medical      PPSI                       32.0           N.A.       N.A.       N.A.         N.A.
               Clinic

Aug-93         Kimbro Medical         Phycor                      N.A.          N.A.       N.A.       N.A.         N.A.
               Center

Jul-93         Simon - Williamson     Phycor                      7.5           0.5        N.A.       N.A.         N.A.
               Clinic, P.C.

Jul-93         Oklahoma City          Caremark                    N.A.          N.A.       N.A.       N.A.         N.A.
               Clinic

Jul-93         Cassidy Medical        PPSI                        3.7           0.2        N.A.       N.A.         N.A.
               Group

Jul-93         Gold Star Medical      Coastal                    25.2           0.6        N.A.       N.A.         N.A.
               Management Inc.

May-93         MedCoast, Inc.         Coastal                     N.A.          N.A.       N.A.       N.A.         N.A.

Apr-93         Samaritan Family       PPSI                        1.7           0.4        N.A.       N.A.         N.A.
               Medical Clinic.

(DOLLARS IN MILLIONS)


                                             PREMIUM PAID
                                       -----------------------
                                                     4 WEEKS
     DATE       TARGET                  1 D. PRIOR     PRIOR             BUSINESS OF TARGET
--------------------------------------------------------------------------------------------------------------
Mar-94         PrimeCare Inc.              N.A.       N.A.           IPA in So. N.J. (270 PCPs)

Feb-94         Lexington Clinic of         N.A.       N.A.           Multi-specialty physician clinic - Lexington, KY,
               KY                                                    25 clinics

Feb-94         Health Mgmt Assoc.          N.A.       N.A.           Health care delivery network and primary care clinics
               of America and
               Medical Mgmt.
               Assoc.

Feb-94         Southeast Valley            N.A.       N.A.           Primary care group
               Medical Group

Jan-94         Medical Arts Clinic         N.A.       N.A.           Specialty Clinic-Corsicana, TX, 3 clinics

Dec-93         Internal Medicine           N.A.       N.A.           Largest multi-specialty group in Omaha, NB
               Associates

Nov-93         Medical Arts Center         N.A.       N.A.           Multi-specialty physician clinic - Dixon, IL, 15

Sep-93         Downtown                    N.A.       N.A.           Primary care medical group
               Physicians

Sep-93         Raleigh Clinics, P.A.       N.A.       N.A.           Primary care clinics
               d/b/s Physicians
               Immediate Care
               Centers

Aug-93         Riverside Medical           N.A.       N.A.           Multi-specialty medical group
               Clinic

Aug-93         Kimbro Medical              N.A.       N.A.           Multi-specialty physician group
               Center

Jul-93         Simon - Williamson          N.A.       N.A.           Birmingham, AL, 8 clinics
               Clinic, P.C.

Jul-93         Oklahoma City               N.A.       N.A.           Alabama 7-location multi-specialty clinic
               Clinic

Jul-93         Cassidy Medical             N.A.       N.A.           Multi-specialty physician group
               Group

Jul-93         Gold Star Medical           N.A.       N.A.           Health care delivery network and 13 primary
               Management Inc.                                       care clinics in So. FL

May-93         MedCoast, Inc.              N.A.       N.A.           Utilization review/Preferred Provider
                                                                     Organization

Apr-93         Samaritan Family            N.A.       N.A.           Family practice medical group
               Medical Clinic.

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                      CONSIDERATION/                EQUITY
                                                            LEVERED             -----------------------------      VALUE/NET
     DATE            TARGET              ACQUIROR        CONSIDERATION          SALES      EBITDA      EBIT         INCOME
-----------------------------------------------------------------------------------------------------------------------------
Apr-93         Parkview Family        PPSI                     2.0              0.2        N.A.       N.A.         N.A.
               Health Medical

Mar-93         Medical and Surgical   Phycor                   8.2              N.A.       N.A.       N.A.         N.A.
               Clinic of Irving

Jan-93         Medicus Medical        Coastal                 16.5              0.3        N.A.       N.A.         N.A.
               Group

Jan-93         Kelsey-Seybold         Caremark                 N.A.             N.A.       N.A.       N.A.         N.A.

Jan-93         Spectrascan            Caremark                 5.0              N.A.       N.A.       N.A.         N.A.
               Imaging Services

Jan-93         Holston Medical        Phycor                   4.7              N.A.       N.A.       N.A.         N.A.
               Group

Nov-92         Olean Medical          Phycor                   8.2              N.A.       N.A.       N.A.         N.A.
               Group

Sep-92         Health Systems         Coastal                  1.0              0.3        N.A.       N.A.         N.A.
               Group and Med/Tab.
               Consulting
               Company, Inc.

Sep-92         Specialty Services     Coastal                  5.6              0.6        N.A.       N.A.         N.A.
               Group, Inc.

Sep-92         Laconia Clinic         Phycor                   3.5              N.A.       N.A.       N.A.         N.A.

Aug-92         Valley Diagnostic      Phycor                   4.4              N.A.       N.A.       N.A.         N.A.
               Medical and Surgical

Aug-92         Chula Vista Family     PPSI                     0.5              N.A.       N.A.       N.A.         N.A.
               Medical Group

Jul-92         Durham Urgent          Coastal                  1.0              0.6        N.A.       N.A.         N.A.
               Care, Inc.

Mar-92         Hemet Valley Family    PPSI                     0.7              N.A.       N.A.       N.A.         N.A.
               Physicians

Feb-92         McGuire Clinic         Phycor                   9.1              N.A.       N.A.       N.A.         N.A.

Jan-92         Sadler Clinic          Phycor                   4.8              N.A.       N.A.       N.A.         N.A.
               Association

Jan-92         Diagnostic Clinic of   Phycor                   7.2              N.A.       N.A.       N.A.         N.A.
               San Antonio

Jan-92         Southern CO Clinic     Phycor                   5.5              N.A.       N.A.       N.A.         N.A.

Nov-91         Inland Medical         PPSI                     N.A.             N.A.       N.A.       N.A.         N.A.
               Center

(DOLLARS IN MILLIONS)


                                             PREMIUM PAID
                                       -----------------------
                                                     4 WEEKS
     DATE       TARGET                  1 D. PRIOR     PRIOR             BUSINESS OF TARGET
--------------------------------------------------------------------------------------------------------------
Apr-93         Parkview Family             N.A.        N.A.          Family practice medical group
               Health Medical

Mar-93         Medical and Surgical        N.A.        N.A.          Irving, TX, 5 clinics
               Clinic of Irving

Jan-93         Medicus Medical             N.A.        N.A.          Contract management
               Group

Jan-93         Kelsey-Seybold              N.A.        N.A.          Texas 17-location multi-specialty clinic network

Jan-93         Spectrascan                 N.A.        N.A.          Health and allied services
               Imaging Services

Jan-93         Holston Medical             N.A.        N.A.          Kingston, TN, 5 clinics
               Group

Nov-92         Olean Medical               N.A.        N.A.          Olean, NY, 3 clinics
               Group

Sep-92         Health Systems              N.A.        N.A.          Billing and collection
               Group and Med/Tab
               Consulting
               Company, Inc.

Sep-92         Specialty Services          N.A.        N.A.          Billing and collection
               Group, Inc.

Sep-92         Laconia Clinic              N.A.        N.A.          Laconia, NH, 3 clinics

Aug-92         Valley Diagnostic           N.A.        N.A.          Harlington, TX, 1 clinic
               Medical and Surgical

Aug-92         Chula Vista Family          N.A.        N.A.          Family practice medical group
               Medical Group

Jul-92         Durham Urgent               N.A.        N.A.          Primary care clinics
               Care, Inc.

Mar-92         Hemet Valley Family         N.A.        N.A.          Family practice medical group
               Physicians

Feb-92         McGuire Clinic              N.A.        N.A.          Richmond, VA, 5 clinics

Jan-92         Sadler Clinic               N.A.        N.A.          Conroe, TX, 2 clinics
               Association

Jan-92         Diagnostic Clinic of        N.A.        N.A.          San Antonio, TX, 1 clinic
               San Antonio

Jan-92         Southern Co. Clinic         N.A.        N.A.          Pueblo, CO, 2 clinics

Nov-91         Inland Medical              N.A.        N.A.          Multi-specialty physician clinic
               Center

SELECTED ACQUISITIONS IN THE PHYSICIAN MANAGEMENT INDUSTRY
(DOLLARS IN MILLIONS)


                                                                                      CONSIDERATION/                EQUITY
                                                            LEVERED             -----------------------------      VALUE/NET
     DATE            TARGET              ACQUIROR        CONSIDERATION          SALES      EBITDA      EBIT         INCOME
-----------------------------------------------------------------------------------------------------------------------------
Nov-91         Riverside Clinic     Phycor                  3.7               N.A.          N.A.        N.A.         N.A.

Sep-91         Hauch Medical Group  PPSI                    3.7               N.A.          N.A.        N.A.         N.A.


                                             PREMIUM PAID
                                       -----------------------
                                                     4 WEEKS
     DATE       TARGET                  1 D. PRIOR     PRIOR             BUSINESS OF TARGET
--------------------------------------------------------------------------------------------------------------
Nov-91         Riverside Clinic          N.A.        N.A.            Multi-specialty physician clinic

Sep-91         Hauch Medical Group       N.A.        N.A.            Multi-specialty physician group

                                                                                               PREMIUM PAID
                                                 CONSIDERATION/                EQUITY    -----------------------
                       LEVERED             -----------------------------      VALUE/NET                4 WEEKS
                    CONSIDERATION          SALES      EBITDA      EBIT         INCOME     1 D. PRIOR     PRIOR
                    -------------          -----      -------     ------      ---------   ----------   ---------
     -----------------------------------------------------------------------------------------------------------
       HIGH             $3,078.6            5.9 X      22.4 X     26.3 X        50.6 X      16.4%       25.4%
       MEAN                104.3            1.0        14.3       17.3          29.8         6.8%       15.0%
       MEDIAN               20.0            0.7        17.4       21.7          28.2         8.6%       18.1%
       LOW                   0.5            0.1         7.2        5.9          13.7        (3.1)%      (8.2)%
     -----------------------------------------------------------------------------------------------------------

Source: public filings, news articles, SDC data. Note Net Income is a multiple of the Equity consideration (Consideration - Net Debt).

                                   EXHIBIT 12

PRO FORMA ANALYSIS OF TRANSACTION
(DOLLARS IN MILLIONS, EXCEPT PER SHARE)

PRICE PER SHARE(A)                                            $19.00
PREMIUM TO CURRENT PRICE (B)                                     23%
PREMIUM TO 52 WK. HIGH                                           -6%
PREMIUM TO 90 DAY AVG. (C)                                       29%
EQUITY VALUE (D)                                               $235
NET DEBT (E)                                                  $(131)
LEVERED VALUE                                                  $366
REVENUES (F)
     1996A                      $66.2                           5.5x
     1997A                      110.9                           3.3
     1998E                      188.0                           1.9
     1999E                      290.3                           1.3
EBITDA (F)
     1996A                      $16.5                          22.1x
     1997A                       28.7                          12.8
     1998E                       45.3                           8.1
     1999E                       77.2                           4.7
EBIT (F)
     1996A                       $9.9                          37.0x
     1997A                       15.8                          23.1
     1998E                       21.8                          16.8
     1999E                       48.7                           7.5
NET INCOME (F)
     1996A                       $5.2                          45.2x
     1997A                        6.7                          35.0
     1998E                        5.3                          44.6
     1999E                       10.0                          23.6

(a) Represents KKR's final bid of $19.00, dated 3/10/98.
(b) Stock price as of 3/4/98 was $15.50.
(c) For 12/4/97 to 3/4/98, av. 90-day stock price of $14.77.
(d) Equity value based on a total of 12,710,064 fully diluted shares outstanding.
(e) Based on updated consolidated financials provided by management as of 2/28/98.
(f) Based on 3/4/98 Projections created by management.

                                   EXHIBIT 13

                     THEORETICAL IMPLIED FUTURE STOCK PRICES

                     [LINE GRAPH SHOWING INFORMATION BELOW]

                    At 1998E Industry Median P/E of 21.0x(a)

                          Current Share Price $15.50(b)

                                                 SHARE
                         DATE                  PRICE ($)
                         ----                  ---------

                         12/1998                $ 9.03

                         12/1999                $15.75

                         12/2000                $23.10

                         12/2001                $28.35

                         12/2002                $34.65

                         12/2003                $39.06
                         -------------------------------
                                C.A.G.R. = 34.0%


(a) Based on composite of hospital companies.
(b) As of 3/4/98.

[GOLDMAN SACHS LOGO]

                     ANALYSIS OF CATAWBA SHAREHOLDER RETURNS
                             SHARE RETURNS RECEIVED


     CATAWBA SHARE RETURNS HAVE BEEN EXTREMELY VOLATILE AND PROVIDE LITTLE INFORMATION ON AN APPROPRIATE IRR


     DATE OF                            DATE OF EXIT
     ORIGINAL       ------------------------------------------------------------
     INVESTMENT     Jun-95    Dec-95    Jun-96    Dec-96    Jun-97    Dec-97
--------------------------------------------------------------------------------

      Dec-94         (35)%     50%       (10)%      7%        2%        3%

      Jun-95                  248          7       26        15        13

      Dec-95                             (67)     (24)      (21)      (15)

      Jun-96                                       78        24        17

      Dec-96                                                (14)       (5)

      Jun-97                                                            5
--------------------------------------------------------------------------------
      OVERALL MEAN                                                      3%



Note: Shareholder returns calculated as IRR of stock price appreciation only; no dividends have been paid.
Source:  FactSet.

[GOLDMAN SACHS LOGO]

                     COMPARISON OF INDEX SHAREHOLDER RETURNS


     SINCE 1990 INDEX INVESTORS HAVE AVERAGED 18% ANNUAL RETURNS AND 30% SINCE CATAWBA WENT PUBLIC IN DECEMBER 1994


DATE OF             S&P 500         DOW JONES        NASDAQ        HOSPITALS(a)
ORIGINAL         --------------  --------------  --------------  ---------------
INVESTMENT         Exit 91-97      Exit 91-97      Exit 91-97      Exit 91-97
(1 JAN)          Average Return  Average Return  Average Return  Average Return
--------------------------------------------------------------------------------

1990                  (5)%             (6)%           (19)%             (4)%

1991                  30               20              57               31

1992                   8                4              15                2

1993                  10               14              14               38

1994                   2                2              (2)              17

1995                  38               33              40               49

1996                  23               26              23               22

1997                  33               23              20               43
--------------------------------------------------------------------------------

OVERALL MEAN          17%              15%             18%              25%

SINCE CATAWBA         31%              27%             28%              38%
  IPO




(a) Index of Columbia/HCA, HMA, Paracelsus Healthcare, Quorum, Tenet, and Universal Health Services.
Note: Shareholder returns calculated as IRR of stock price appreciation and dividends received.
Source:  FactSet.

[GOLDMAN SACHS LOGO]

                  PRESENT VALUE OF IMPLIED FUTURE STOCK PRICES
                                12% DISCOUNT (a)

                     [LINE GRAPH SHOWING INFORMATION BELOW]

                  Present Value of implied future stock prices at Median 1998E P/E for hospital industry(b)

                        Current Share Price - $15.50(c)

                                                  SHARE
                         DATE                     PRICE ($)
                         ----                     ---------

                         12/1998                   $ 8.53

                         12/1999                   $13.29

                         12/2000                   $17.40

                         12/2001                   $19.07

                         12/2002                   $20.81

                         12/2003                   $20.94
                         ---------------------------------
                                   C.A.G.R. = 19.7%


(a) Beginning with a period of 0.50 years because fiscal year ends Sep 1998. 12% discount represents average annual stock return in 1922 according to Ibboston.
(b) Based on comparison with hospital companies.
(c) As of 3/4/98.

[GOLDMAN SACHS LOGO]

                  PRESENT VALUE OF IMPLIED FUTURE STOCK PRICES
                                17% DISCOUNT (a)


                     [LINE GRAPH SHOWING INFORMATION BELOW]

                  Present Value of implied future stock prices at Median 1998E P/E for hospital industry(b)

                        Current Share Price - $15.50(c)

                                                    SHARE
                         DATE                     PRICE ($)
                         ----                     ---------

                         1998                      $ 8.35

                         1999                      $12.45

                         2000                      $15.60

                         2001                      $16.36

                         2002                      $17.09

                         2003                      $16.47
                         ----------------------------------
                                 C.A.G.R. = 14.6%

(a) Beginning with a period of 0.50 years because fiscal year ends Sep 1998. 17% discount represents average annual S&P500 stock return in 1990s.
(b) Based on comparison with hospital companies.
(c) As of 3/4/98.

[GOLDMAN SACHS LOGO]

             IMPLIED FUTURE P/E MULTIPLES AT $19.00 SHARE PRICE (a)


                                1998     1999     2000    2001    2002    2003
--------------------------------------------------------------------------------
Earnings Per Share in Catawba
  Forecast Model (b)           $0.43    $0.75    $1.10   $1.35   $1.65   $1.86

Discounted at 12% (c)          $0.41    $0.63    $0.83   $0.91   $0.99   $1.00

Implied P/E Multiple           46.3x    30.2x    22.9x   20.9x   19.2x   19.0x

Long-Term Growth Rate (d)      30.4%    16.3%     6.4%     NA      NA      NA

P/E:  Growth Ratio              1.5x     1.9x     3.6x     NA      NA      NA
--------------------------------------------------------------------------------

(a) $19.00 per share is the KKR offer price.
(b) Based on 3/4/98 projections created by management.
(c) Average annual stock return since 1922 according to Ibbotson.
(d) Calculated as subsequent 3 years EPS growth.

[GOLDMAN SACHS LOGO]